UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to §240.14a-12

BIOGEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

To be held on June 10, 2015 at our offices located at

115 Broadway, Cambridge, Massachusetts 02142

Notice of 2015 Annual Meeting of Stockholders

Date:	Wednesday, June 10, 2015

Time:	9:00 a.m., local time

Place:	Biogen Inc.

115 Broadway

Cambridge, Massachusetts 02142

Record Date:	Only Biogen stockholders of record at the close of business on April 15, 2015 will be entitled to vote at the meeting.

Items of Business:	1.	To elect the eleven nominees identified in this proxy statement to our Board of Directors to serve for a one-year term extending until the 2016 annual meeting of stockholders and their successors are duly elected and qualified.

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

3.	To hold an advisory vote on executive compensation.

4.	To approve our 2015 Employee Stock Purchase Plan.

5.	To approve an amendment to our 2006 Non-Employee Directors Equity Plan to extend the term of the plan.

6.	To transact such other business as may be properly brought before the meeting and any adjournments or postponements.

Our Board of Directors recommends voting FOR the election of all of the director nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

Your vote is extremely important regardless of the number of shares you own. Whether or not you expect to attend the annual meeting in person, we urge you to vote as promptly as possible by telephone or by Internet or by signing, dating and returning a printed proxy card or voting instruction form, as applicable.

This notice and proxy statement are first being sent to stockholders on or about April 30, 2015. Our Annual Report on Form 10-K is being sent with this notice and proxy statement.

By Order of Our Board of Directors,

SUSAN H. ALEXANDER,

Secretary

225 Binney Street

Cambridge, Massachusetts 02142

April 30, 2015

2015 PROXY STATEMENT

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2015 PROXY STATEMENT

TABLE OF CONTENTS (continued)

-ii-

2015 PROXY STATEMENT

General Information About the Meeting and Voting

Biogen Inc.

225 Binney Street

Cambridge, Massachusetts 02142

The Board of Directors of Biogen Inc. is soliciting your proxy to vote at our 2015 annual meeting of stockholders (Annual Meeting) to be held at 9:00 a.m., local time, on Wednesday, June 10, 2015 at our offices located at 115 Broadway, Cambridge, Massachusetts 02142 for the purposes summarized in the accompanying Notice of 2015 Annual Meeting of Stockholders. Our 2014 Annual Report on Form 10-K is also available with this Proxy Statement.

In March 2015, we changed our corporate legal name from Biogen Idec Inc. to Biogen Inc. References in this Proxy Statement to “Biogen” or the “Company,” “we”, “us” and “our” refer to Biogen Inc.

Who can vote?

Each share of our common stock that you own as of the close of business on the record date of April 15, 2015 (Record Date) entitles you to one vote on each matter to be voted upon at the Annual Meeting. As of the Record Date, 235,230,221 shares of our common stock were outstanding and entitled to vote. We are making this Proxy Statement and other Annual Meeting materials available on the Internet or, upon request, sending printed versions of these materials on or about April 30, 2015 to all stockholders of record as of the Record Date. For 10 days before the Annual Meeting, a list of stockholders entitled to vote will be available for inspection at our offices located at 225 Binney Street, Cambridge, Massachusetts 02142. If you would like to review the list, please call our Investor Relations department at (781) 464-2442.

Who can attend the Annual Meeting?

Attendance at the Annual Meeting will be limited to stockholders of Biogen as of the Record Date (or their authorized representatives). If your shares are held by a bank, broker or other nominee, please bring to the Annual Meeting your bank or brokerage statement evidencing your beneficial ownership of Biogen stock to gain admission to the Annual Meeting. Stockholders who plan to attend the Annual Meeting must present valid photo identification. Stockholders of record will be verified against an official list available at the registration area. We reserve the right to deny admittance to anyone who cannot show sufficient proof of share ownership as of the Record Date.

How do proxies work?

Our Board of Directors is asking for your proxy authorizing the individuals named as proxies to vote your shares at the Annual Meeting in the manner you direct. You may abstain from voting on any matter. If you submit your proxy without specifying your voting instructions, we will vote your shares as follows:

•	Proposal 1: Election of Directors: FOR the election of each of our director nominees;
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Proposal 2: Ratification of PricewaterhouseCoopers LLP: FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

•	Proposal 3: Advisory Vote on Executive Compensation: FOR the advisory vote on executive compensation;
•	Proposal 4: Approval of our 2015 Employee Stock Purchase Plan: FOR the approval of our 2015 Employee Stock Purchase Plan;
•

Proposal 5: Approval of an Amendment to our 2006 Non-Employee Directors Equity Plan: FOR the approval of the amendment to our 2006 Non-Employee Directors Equity Plan to extend the term of the plan until June 10, 2025; and

•	As to any other matter that may properly come before the meeting or any adjournment or postponement, in accordance with the best judgment of the proxy holders.

Shares represented by valid proxies received in time for the Annual Meeting and not revoked before the Annual Meeting will be voted at the Annual Meeting. You can revoke your proxy and change your vote in the manner described below (under the heading “How can I change my vote?”). If your shares are held through a bank, broker or other nominee, please follow the instructions that you were provided by your bank, broker or other nominee.

How do I vote?

It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting in person.

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2015 PROXY STATEMENT

General Information About the Meeting and Voting (continued)

If you are a registered stockholder (also called a “record holder”), there are four ways to vote:

•

Telephone: By calling the toll-free telephone number indicated on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

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Internet: By going to the Internet website indicated on your Notice of Internet Availability of Proxy Materials or proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded.

•	Mail: By signing, dating and returning a printed proxy card.
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In Person: By submitting a written ballot in person at the Annual Meeting. To obtain directions to attend the Annual Meeting, please contact our Investor Relations department at (781) 464-2442. We will pass out ballots at the Annual Meeting to anyone who wishes to vote in person.

If your shares are held in a brokerage account in your broker’s name (this is called “street name”), please follow the voting instructions provided by your bank, broker or other nominee. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other nominee, or you can sign, date and return a voting instruction form to your bank, broker or other nominee. If you provide specific voting instructions by telephone, Internet or mail, your bank, broker or other nominee must vote your shares as you have directed. If you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We have elected to provide access to our proxy materials on the Internet, consistent with the rules of the Securities and Exchange Commission (SEC). Accordingly, in most instances we are mailing a Notice of Internet Availability of Proxy Materials to our stockholders. You can access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or you may request printed versions of our proxy materials for the Annual Meeting. Instructions on how to access our proxy materials on the Internet or to request printed versions are provided in the Notice of Internet Availability of Proxy Materials. In addition, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

What does it mean if I receive more than one notice regarding the Internet availability of proxy materials or more than one set of printed proxy materials?

If you hold your shares in more than one account, you may receive a separate Notice of Internet Availability of Proxy Materials or a separate set of printed proxy materials, including a separate proxy card or voting instruction form, for each account. To ensure that all of your shares are voted, please vote by telephone or by Internet or sign, date and return a proxy card or voting instruction form for each account.

How can I change my vote?

You may revoke your proxy and change your vote at any time before the Annual Meeting by:

•	Re-voting by telephone or by Internet as instructed above.
•	Signing and dating a new proxy card or voting instruction form and submitting it as instructed above.
•	Delivering timely written notice of revocation to the Secretary, Biogen Inc., 225 Binney Street, Cambridge, Massachusetts 02142 if your shares are registered in your name.
•

Attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it. If your shares are held in “street name” by a bank, broker or other nominee, you must request a legal proxy from your bank, broker or other nominee to vote in person at the Annual Meeting.

Only your latest vote, in whatever form, will be counted.

Will my shares be counted if I do not vote?

If you are a record holder and do not vote by telephone, through the Internet or by signing, dating and returning a printed proxy card, your shares will not be voted.

If you are the beneficial owner of shares held in “street name,” your bank, broker or other nominee, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If no voting instructions are provided, these record holders can vote your shares only on discretionary, or routine, matters and not on non-discretionary, or non-routine, matters. Uninstructed shares whose votes cannot be counted on non-routine matters result in what are commonly referred to as “broker non-votes.”

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2015 PROXY STATEMENT

General Information About the Meeting and Voting (continued)

The proposal to ratify the selection of our independent registered public accounting firm is a routine matter and our other proposals are non-routine matters. If you do not give your broker voting instructions, your broker (1) will be entitled to vote your shares on the proposal to ratify the selection of our independent registered public accounting firm and (2) will not be entitled to vote your shares on the other proposals. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted on all of these important matters.

You should vote your shares by telephone or by Internet according to the instructions provided by your bank, broker or other nominee or by signing, dating and returning a printed voting instruction form to your bank, broker or other nominee to ensure that your shares are voted on your behalf.

How many shares must be present to hold the Annual Meeting?

A majority of our issued and outstanding shares of common stock as of the Record Date must be present at the Annual Meeting to hold the Annual Meeting and conduct business. This is called a quorum. Shares voted in the manner described above (under the heading “How do I vote?”) will be counted as present at the Annual Meeting. Shares that are present and entitled to vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the Annual Meeting will be adjourned until we obtain a quorum.

What vote is required to approve each proposal and how are votes counted?

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Proposal 1: Election of Directors: Directors are elected by majority vote — that is, if more votes are cast for that director’s election than against. Abstentions and broker non-votes, if any, are not counted for purposes of electing directors and will have no effect on the results of this vote.

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Proposal 2: Ratification of PricewaterhouseCoopers LLP: The affirmative vote of a majority of shares present in person or represented by proxy and having voting power at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Abstentions will have the effect of votes against this proposal. Brokers generally have discretionary authority to vote on the rat-

ification of the selection of our independent registered public accounting firm, thus we do not expect any broker non-votes on this proposal.
•

Proposal 3: Advisory Vote on Executive Compensation: Because this proposal asks for a non-binding, advisory vote, there is no “required vote” that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and our Compensation and Management Development Committee of our Board of Directors (referred to in this Proxy Statement as the “Compensation Committee”), which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our named executive officers. Abstentions and broker non-votes, if any, will not have any effect on the results of those deliberations.

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Proposal 4: Approval of our 2015 Employee Stock Purchase Plan: The affirmative vote of a majority of shares present in person or represented by proxy and having voting power at the Annual Meeting is required to approve our 2015 Employee Stock Purchase Plan. Abstentions will have the effect of votes against this proposal and broker non-votes will not have any effect on the results of this proposal.

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Proposal 5: Approval of an Amendment to our 2006 Non-Employee Directors Equity Plan: The affirmative vote of a majority of shares present in person or represented by proxy and having voting power at the Annual Meeting is required to approve the amendment to our 2006 Non-Employee Directors Equity Plan to extend the term of the plan until June 10, 2025. Abstentions will have the effect of votes against this proposal and broker non-votes will not have any effect on the results of this proposal.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting. If any other matters are properly presented at the Annual Meeting, your proxy authorizes the individuals named as proxies to vote, or otherwise act, in accordance with their best judgment.

Where do I find the voting results of the Annual Meeting?

We will publish the voting results of the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four

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2015 PROXY STATEMENT

General Information About the Meeting and Voting (continued)

business days after the end of the Annual Meeting. You may request a copy of this Form 8-K by contacting Investor Relations, Biogen Inc., 225 Binney Street, Cambridge, Massachusetts 02142, (781) 464-2442. You will also be able to find a copy of this Form 8-K on the Internet through the SEC’s electronic data system called EDGAR at www.sec.gov or through the “Investors” section of our website, www.biogen.com.

Who should I call if I have any questions?

If you have any questions or require any assistance with voting your shares, please contact your bank, broker or other nominee holding your shares, or our Investor Relations department at (781) 464-2442.

Important Notice Regarding the Availability of Proxy Materials for Annual Meeting of Stockholders

To Be Held on June 10, 2015:

The Notice of 2015 Annual Meeting of Stockholders, Proxy Statement, and 2014 Annual Report on Form 10-K are

available at the following website: www.edocumentview.com/BIIB.

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2015 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of the following directors, each serving a one-year term extending until the Annual Meeting and until their successors are duly elected and qualified:

Alexander J. Denner	Robert W. Pangia	George A. Scangos
Caroline D. Dorsa	Stelios Papadopoulos	Lynn Schenk
Nancy L. Leaming	Brian S. Posner	Stephen A. Sherwin
Richard C. Mulligan	Eric K. Rowinsky

All current directors are standing for reelection to serve a one-year term extending until the 2016 annual meeting of stockholders and until their successors are duly elected and qualified, unless they resign or are removed. Our Board of Directors has nominated these eleven directors for reelection based on its carefully considered judgment that the experience, qualifications, attributes and skills of our nominees qualify them to serve on our Board of Directors. As described in detail below, our nominees have considerable professional and business expertise.

If any nominee is unable to serve on our Board of Directors, the shares represented by your proxy will be voted for the election of such other person as may be nominated by our Board of Directors. In addition, in compliance with all applicable state and federal laws and regulations, we will file an amended proxy statement and proxy card that, as applicable, (1) identifies the alternate nominee(s), (2) discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected and (3) includes the disclosure required by Item 7 of Schedule 14A with respect to such nominees. We know of no reason why any nominee would be unable to accept nomination or election. All nominees have consented to be named in this Proxy Statement and to serve if elected.

Our Nominees for Director

Alexander J. Denner, Ph.D.

Age: 45

Committee Memberships:

Corporate Governance (Chair), Finance, Risk

Qualifications: Dr. Denner has significant experience overseeing the operations and research and development of healthcare companies and evaluating corporate governance matters. He also has extensive experience as an investor, particularly with respect to healthcare companies, and possesses broad healthcare industry knowledge.

Dr. Denner has served as one of our directors since 2009. Dr. Denner is a founding partner and Chief Investment Officer of Sarissa Capital Management LP, a registered investment advisor formed in 2012. Sarissa Capital focuses on improving the strategies of companies to better provide shareholder value. From 2006 to 2011, Dr. Denner served as a Senior Managing Director at Icahn Capital, an entity through which Carl C. Icahn conducts his investment activities. Prior to that, he served as a portfolio manager at Viking Global Investors, a private investment fund, and Morgan Stanley Investment Management, a global asset management firm. Dr. Denner is also a director of VIVUS, Inc. and ARIAD Pharmaceuticals, Inc., both healthcare companies.

During the past five years, Dr. Denner has also served as a director of the following healthcare companies: Amylin Pharmaceuticals, Inc., Enzon Pharmaceuticals, Inc. and ImClone Systems Incorporated, where he also served as Chairman of the Executive Committee.

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2015 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS (continued)

Caroline D. Dorsa

Age: 56

Committee Memberships: Audit (Chair), Compensation and Management Development, Risk

Qualifications: Ms. Dorsa has financial and accounting expertise and a deep knowledge of the pharmaceutical industry. Her strategic perspective on the industry is particularly valuable to our Board of Directors as it oversees our growth initiatives and reviews both internal development projects and external opportunities.

Ms. Dorsa has served as one of our directors since 2010. Ms. Dorsa has been the Executive Vice President and Chief Financial Officer of Public Service Enterprise Group Incorporated, a diversified energy company, since April 2009 and served on its board of directors from 2003 to April 2009. From February 2008 to April 2009, she served as Senior Vice President, Global Human Health, Strategy and Integration at Merck & Co., Inc., a pharmaceutical company. From November 2007 to January 2008, Ms. Dorsa served as Senior Vice President and Chief Financial Officer of Gilead Sciences, Inc., a life sciences company. From February 2007 to November 2007, she served as Senior Vice President and Chief Financial Officer of Avaya, Inc., a telecommunications company. From 1987 to January 2007, Ms. Dorsa held various financial and operational positions at Merck & Co., Inc., including Vice President and Treasurer, Executive Director of U.S. Customer Marketing and Executive Director of U.S. Pricing and Strategic Planning.

Nancy L. Leaming

Age: 67

Committee Memberships: Audit, Risk

Qualifications: Ms. Leaming has well-developed leadership skills and financial acumen and provides insights into the healthcare reimbursement and payor market, where she served for 20 years in senior operational, financial and managerial roles.

Ms. Leaming has served as one of our directors since 2008. Ms. Leaming has been an independent consultant since 2005. From 2003 to 2005, she served as the Chief Executive Officer and President of Tufts Health Plan, a provider of healthcare insurance. From 1986 to 2003, Ms. Leaming served in several executive positions at Tufts Health Plan, including President, Chief Operating Officer and Chief Financial Officer.

Ms. Leaming is a member of the boards of directors of Hologic, Inc., a provider of diagnostic and surgical products, and Edgewater Technology, Inc., a technology management consulting firm.

Richard C. Mulligan, Ph.D.

Age: 60

Committee Memberships: Compensation and Management Development, Science and Technology (Chair)

Qualifications: Dr. Mulligan has scientific expertise in the areas of molecular biology, genetics, gene therapy, and biotechnology, as well as extensive experience within the healthcare industry, including overseeing the operations and research and development of healthcare companies.

Dr. Mulligan has served as one of our directors since 2009. Dr. Mulligan is a founding partner of Sarissa Capital Management LP, a registered investment advisor formed in 2012. Sarissa Capital focuses on improving the strategies of companies to better provide shareholder value. In 2013, Dr. Mulligan became the Mallinckrodt Professor of Genetics, Emeritus, at Harvard Medical School, after serving as the Mallinckrodt Professor of Genetics and Director of the Harvard Gene Therapy Initiative since 1996. Prior to that, he was Professor of Molecular Biology at the Massachusetts Institute of Technology, a member of the Whitehead Institute for Biomedical Research, and the Chief Scientific Officer of Somatix Therapy Corporation, a drug discovery and development company that he founded. Dr. Mulligan was named a MacArthur Foundation Fellow in 1981.

During the past five years, Dr. Mulligan has served as a director of Cellectis SA, Enzon Pharmaceuticals, Inc. and ImClone Systems Incorporated, all healthcare companies.

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2015 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS (continued)

Robert W. Pangia

Age: 63

Committee Memberships: Compensation and Management Development (Chair), Finance

Qualifications: Mr. Pangia has significant financial acumen and breadth of expertise within the healthcare industry.

Mr. Pangia served as a director of the Company from 1997 to 2003 during the period the Company was operated as IDEC Pharmaceuticals, and has served as a director since 2003 following IDEC’s merger with Biogen Inc. Mr. Pangia has been the Chief Executive Officer of Ivy Sports Medicine, LLC, a medical device company, since July 2011. He has also been a partner in Ivy Capital Partners, LLC, the general partner of Ivy Healthcare Capital, L.P., a private equity fund specializing in healthcare investments, since 2003. From October 2007 to October 2009, he served as the Chief Executive Officer of Highlands Acquisition Corp., a special purpose acquisition company. From 1996 to 2003, Mr. Pangia was self-employed as an investment banker. From 1987 to 1996, he held various senior management positions at PaineWebber, a financial services company, including Executive Vice President and Director of Investment Banking for PaineWebber Incorporated of New York, member of the board of directors of PaineWebber, Inc., Chairman of PaineWebber Properties, Inc., and member of several of PaineWebber’s executive and operating committees.

During the past five years, Mr. Pangia has served as a director of McAfee, Inc., a security technology company.

Stelios Papadopoulos, Ph.D.

Age: 66

Committee Memberships: Audit, Finance, Science and Technology

Qualifications: Having founded multiple life sciences companies and worked as an investment banker focused on the life sciences industry, Dr. Papadopoulos brings to our Board of Directors a first-hand understanding of the demands of establishing, growing and running life sciences businesses.

Dr. Papadopoulos has served as one of our directors since 2008 and as our independent Chairman since June 2014. Dr. Papadopoulos also serves as the Chairman of Exelixis, Inc., a drug discovery and development company that he co-founded in 1994. Previously, he was an investment banker with Cowen & Co., LLC, a financial services company, focusing on the biotechnology and pharmaceutical sectors, from 2000 until his retirement as Vice Chairman in August 2006. Prior to joining Cowen & Co., Dr. Papadopoulos served for 13 years as an investment banker at PaineWebber, Inc., a financial services company, where he was most recently Chairman of PaineWebber Development Corp., a PaineWebber subsidiary focusing on biotechnology.

Dr. Papadopoulos is also a member of the board of directors of BG Medicine, Inc. and is Chairman of Regulus Therapeutics, Inc., both life sciences companies. During the past five years, Dr. Papadopoulos has also served as a director of Anadys Pharmaceuticals, Inc., a biopharmaceutical company.

Brian S. Posner

Age: 53

Committee Memberships: Audit, Corporate Governance, Finance (Chair)

Qualifications: Given his substantial experience as a leading institutional investment manager and advisor, Mr. Posner brings a professional investor’s perspective and financial expertise that is valuable to our Board of Directors as it oversees our strategy for enhancing shareholder value.

Mr. Posner has served as one of our directors since 2008. Mr. Posner has been a private investor since March 2008 and is the President of Point Rider Group LLC, a consulting and advisory services firm within the financial services industry. From 2005 to March 2008, Mr. Posner served as the President, Chief Executive Officer and co-Chief Investment Officer of ClearBridge Advisors LLC, an asset management company and a wholly-owned subsidiary of Legg Mason. Prior to that, Mr. Posner co-founded Hygrove Partners LLC, a private investment fund, in 2000 and served as its Managing Partner for five years. He served as a portfolio manager and an analyst at Fidelity Investments, a financial services company, from 1987 to 1996 and, from 1997 to 1999, at Warburg Pincus Asset Management/Credit Suisse Asset Management where he also served as co-Chief Investment Officer and Director of Research.

Mr. Posner is a member of the board of directors of Arch Capital Group Ltd., an insurance company and is a member of the board of trustees of AQR Mutual Funds, an investment fund. During the past five years, Mr. Posner has also served as a director of Anadys Pharmaceuticals, Inc., a biopharmaceutical company, and as a trustee of RiverPark Funds, an investment fund.

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2015 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS (continued)

Eric K. Rowinsky, M.D.

Age: 58

Committee Memberships: Compensation and Management Development, Corporate Governance, Science and Technology

Qualifications: Dr. Rowinsky has extensive research and drug development experience, oncology expertise, and broad scientific and medical knowledge.

Dr. Rowinsky has served as one of our directors since 2010. Dr. Rowinsky has been the Head of Research and Development and Chief Medical Officer of Stemline Therapeutics, Inc., a biotechnology company focusing on the discovery and development of therapeutics targeting cancer stem cells, since January 2012. Dr. Rowinsky is also an Adjunct Professor of Medicine at New York University and has been an independent consultant since January 2010. Prior to that, he was the Chief Medical Officer of Primrose Therapeutics, Inc., a start-up biotechnology company focusing on the development of therapeutics for polycystic kidney disease, from August 2010 until its acquisition in September 2011. From 2005 to December 2009, he served as the Chief Medical Officer and Executive Vice President of ImClone Systems Incorporated, a life sciences company. From 1996 to 2004, Dr. Rowinsky held several positions at the Cancer Therapy & Research Center’s Institute for Drug Development, including Director of the Institute and Director of Clinical Research. During that time, he held the SBC Endowed Chair for Early Drug Development and Clinical Professor of Medicine at the University of Texas Health Science Center at San Antonio. From 1988 to 1996, Dr. Rowinsky was an Associate Professor of Oncology at the Johns Hopkins School of Medicine and on the staff of the Johns Hopkins Hospital.

Dr. Rowinsky is a member of the boards of directors of Coronado Biosciences, Inc., Navidea Biopharmaceuticals, Inc. and BIND Therapeutics, Inc., all life sciences companies. During the past five years, Dr. Rowinsky has also served as a director of Mast Therapeutics, Inc. (formerly Adventrx Pharmaceuticals, Inc.), a life sciences company.

George A. Scangos, Ph.D.

Age: 67

Qualifications: Dr. Scangos has extensive training as a scientist, significant knowledge and experience with respect to the biotechnology, healthcare and pharmaceutical industries, and a comprehensive leadership background resulting from service on various boards of directors and as an executive in the pharmaceutical industry.

Dr. Scangos is our Chief Executive Officer and has served in this position since July 2010. From 1996 to July 2010, Dr. Scangos served as the President and Chief Executive Officer of Exelixis, Inc., a drug discovery and development company, where he continues to serve on the board. From 1993 to 1996, Dr. Scangos served as President of Bayer Biotechnology, where he was responsible for research, business development, process development, manufacturing, engineering and quality assurance of Bayer’s biological products. Before joining Bayer in 1987, Dr. Scangos was a Professor of Biology at Johns Hopkins University for six years. Dr. Scangos served as non-executive Chairman of Anadys Pharmaceuticals, Inc., a biopharmaceutical company, from 2005 to July 2010 and was a director of the company from 2003 to July 2010. Dr. Scangos served as the Chair of the California Healthcare Institute in 2010 and was a member of the Board of the Global Alliance for TB Drug Development until 2010.

Dr. Scangos is a member of the board of directors of Agilent Technologies, Inc., a provider of bioanalytical and electronic measurement solutions. He is also Chairman-elect of the board of directors of Pharmaceutical Research and Manufacturers of America (PhRMA), a member of the Board of Trustees of the Boston Museum of Science and the Biomedical Science Careers Program, and a member of the National Board of Advisors of the University of California, Davis School of Medicine. Dr. Scangos is currently an Adjunct Professor of Biology at Johns Hopkins University.

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2015 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS (continued)

Lynn Schenk

Age: 70

Committee Memberships: Compensation and Management Development, Corporate Governance, Risk (Chair)

Qualifications: Ms. Schenk’s strong public policy, government, legal and private sector experience provides vital insights to our Board of Directors about significant issues affecting the highly regulated life sciences industry. She brings public sector operations and management expertise to our Board of Directors.

Ms. Schenk served as a director of the Company from 1995 to 2003 during the period the Company was operated as IDEC Pharmaceuticals, and has served as a director since 2003 following IDEC’s merger with Biogen Inc. Ms. Schenk is an attorney and consultant in private practice with extensive public policy and business experience. She is also a trustee of the Scripps Research Institute, a director of the California High Speed Rail Authority Board and a trustee of the University of California, San Diego Foundation. From 1999 to 2003, she served as Chief of Staff to the Governor of California, during which time she led the effort to create the Institutes for Science and Innovation at the University of California. From 1993 to 1995, Ms. Schenk was a Member of the United States House of Representatives, representing San Diego, California and served on the House Energy & Commerce Committee with a special emphasis on biotechnology. From 1980 to 1983, she was the California Secretary of Business, Transportation and Housing during which she formed the California Commission on Industrial Innovation. During the California energy crisis and post-9/11/2001, Ms. Schenk headed the risk management team for the State of California’s Executive Branch.

Ms. Schenk is a member of the board of directors of Sempra Energy, an energy services and development company, and serves on both the Audit and Environmental Health, Safety and Technology committees of Sempra Energy.

Stephen A. Sherwin, M.D.

Age: 66

Committee Memberships: Finance, Risk, Science and Technology

Qualifications: Dr. Sherwin has extensive knowledge of the life sciences industry and brings more than 30 years of experience in senior leadership positions at large and small publicly traded life sciences companies to our Board of Directors.

Dr. Sherwin has served as one of our directors since 2010. Dr. Sherwin currently divides his time between advisory work in the life sciences industry and patient care and teaching in his specialty of medical oncology. He is a Clinical Professor of Medicine at the University of California, San Francisco, and a volunteer Attending Physician in Hematology-Oncology at San Francisco General Hospital. Dr. Sherwin previously served as the Chairman of Ceregene, Inc., a life sciences company that he co-founded, from 2001 until its acquisition by Sangamo Biosciences, Inc. in 2013. He was also a co-founder and chairman of Abgenix, Inc., an antibody company which was acquired by Amgen Inc. in 2006. From 1990 to October 2009, he served as the Chief Executive Officer of Cell Genesys, Inc., a life sciences company, and was its Chairman from 1994 until the company’s merger with BioSante Pharmaceuticals, Inc. in October 2009. Prior to that, he held various positions at Genentech, Inc., a life sciences company, most recently as Vice President, Clinical Research. Dr. Sherwin is board certified in internal medicine and medical oncology and currently serves as a Clinical Professor of Medicine at the University of California, San Francisco.

Dr. Sherwin is a member of the boards of directors of Neurocrine Biosciences, Inc., Rigel Pharmaceuticals, Inc., Verastem, Inc. and Vical Inc., all of which are clinical-stage life sciences companies. He is also Chairman Emeritus of the Biotechnology Industry Organization. During the past five years, Dr. Sherwin also served as a director of BioSante Pharmaceuticals until its merger with ANI Pharmaceuticals, Inc. in September 2013.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH DIRECTOR NOMINEE NAMED ABOVE.

9

2015 PROXY STATEMENT

PROPOSAL 2 – RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit our financial statements. The Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. PricewaterhouseCoopers has served as our independent registered public accounting firm since 2003. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a rotation of the independent registered public accounting firm. Further, in conjunction with the rotation of the auditing firm’s lead engagement partner required by applicable SEC rules, the Audit Committee and its chairperson are directly involved in the selection of PricewaterhouseCoopers’ new lead engagement partner. The Audit Committee believes that the continued retention of PricewaterhouseCoopers at this time is in the best interest of Biogen and its stockholders.

Although stockholder approval of the Audit Committee’s selection of PricewaterhouseCoopers is not required, our Board of Directors believes that it is a matter of good corporate practice to solicit stockholder ratification of this selection. If our stockholders do not ratify the selection of PricewaterhouseCoopers as our independent registered public accounting firm, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee always has the ability to change the engagement of PricewaterhouseCoopers if it considers that a change is in Biogen’s best interest. Representatives of PricewaterhouseCoopers will attend the Annual Meeting, have the opportunity to make a statement if they so desire, and be available to respond to appropriate questions.

Audit and Other Fees

The following table shows fees for professional audit services billed to us by PricewaterhouseCoopers for the audit of our annual consolidated financial statements for the years ended December 31, 2014 and December 31, 2013, and fees billed to us by PricewaterhouseCoopers for other services provided during 2014 and 2013:

Fees	2014	2013
Audit fees	$4,436,942	$5,055,320
Audit-related fees	43,032	50,607
Tax fees*	476,520	869,239
All other fees	18,161	7,100
Total	$4,974,654	$5,982,266
*	Includes tax compliance fees of $216,108 in 2014 and $311,401 in 2013.

Audit fees are fees for the audit of our 2014 and 2013 consolidated financial statements included in our Annual Reports on Form 10-K, reviews of our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, review of the consolidated financial statements incorporated by reference into our outstanding registration statements, and statutory audit fees in overseas jurisdictions.

Audit-related fees are fees that principally relate to assurance and related services that are reasonably related to the performance of the audits and reviews of our consolidated financial statements, including audits of employee benefit plan information.

Tax fees are fees for tax compliance and planning services.

All other fees in 2014 include $11,061 of fees incurred for services provided in assessing the technical structure and format of reports submitted to government authorities to ensure compliance with applicable regulations (“Technical Compliance Services”). All other fees also include license fees for a web-based accounting research tool, which totaled $7,100 in 2014 and 2013, respectively.

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2015 PROXY STATEMENT

PROPOSAL 2 – RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Policy on Pre-Approval of Audit and Non-Audit Services

The Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. The Audit Committee must pre-approve any audit and non-audit services provided by our independent registered public accounting firm. The Audit Committee will not approve the engagement of the independent registered public accounting firm to perform any services that the independent registered public accounting firm would be prohibited from providing under applicable securities laws, The NASDAQ Stock Market, Inc. (NASDAQ) requirements or Public Company Accounting Oversight Board rules. In assessing whether to approve the use of our independent registered public accounting firm to provide permitted non-audit services, the Audit Committee tries to minimize relationships that could appear to impair the objectivity of our independent registered public accounting firm. The Audit Committee will approve permitted non-audit services by our independent registered public accounting firm only when it will be more effective or economical to have such services provided by our independent registered public accounting firm than by another firm.

The Audit Committee annually reviews and pre-approves the audit, audit-related, tax, and other permissible non-audit services that can be provided by the independent registered public accounting firm. After the annual review, any proposed services exceeding pre-set levels or amounts or additional services not previously approved requires separate pre-approval by the Audit Committee or the Chair of the Audit Committee. Any pre-approval decision made by the Chair of the Audit Committee is reported to the Audit Committee at the next regularly scheduled Audit Committee meeting. Our Chief Accounting Officer and Chief Financial Officer can approve up to an additional $50,000 in the aggregate per calendar year for categories of services that the Audit Committee (or the Chair through its delegated authority) has pre-approved.

All of the services provided by PricewaterhouseCoopers during 2014 were pre-approved in accordance with this policy, except for $11,061 of fees for Technical Compliance Services described above under the caption All other fees, which were subsequently ratified by the Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF

THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

11

2015 PROXY STATEMENT

PROPOSAL 3 – ADVISORY VOTE ON

EXECUTIVE COMPENSATION

Our Compensation Discussion and Analysis, which appears later in this Proxy Statement, describes our executive compensation program and the compensation decisions that the Compensation Committee and our Board of Directors made with respect to the 2014 compensation of our named executive officers (listed in the Summary Compensation Table). As required pursuant to Section 14A of the Securities Exchange Act, our Board of Directors is asking that stockholders cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

As we describe in our Compensation Discussion and Analysis, our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. In particular, our compensation program rewards financial, strategic and operational performance and the goals set for each performance category support our long-range plans. In addition, to discourage excessive risk taking, we maintain policies for share ownership and recoupment of compensation, we cap payments under our annual bonus plan, and we require multi-year vesting of long-term incentive awards.

In light of our strong performance in 2014, we believe that the compensation paid to our named executive officers was appropriate. Highlights of our 2014 performance include: our revenue, adjusted free cash flow and non-GAAP earnings per share for 2014 exceeded the targets we set for our compensation programs; and common stock price performance, a key determinant of payouts under our market stock units, increased 21% in 2014.

For the foregoing reasons, our Board of Directors is asking that stockholders support this proposal. Although the vote you are being asked to cast is non-binding, we value the views of our stockholders, and the Compensation Committee and our Board of Directors will consider the outcome of the vote when making future compensation decisions for our named executive officers.

We will hold a non-binding, advisory vote of our stockholders on the compensation of our named executive officers every year until the next required stockholder vote on the frequency of such advisory vote. The next stockholder vote on the frequency of such advisory vote currently is expected to be held at the 2017 annual meeting of stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

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2015 PROXY STATEMENT

PROPOSAL 4 – APPROVAL OF OUR 2015

EMPLOYEE STOCK PURCHASE PLAN

At the Annual Meeting, stockholders will be asked to approve the adoption of our 2015 Employee Stock Purchase Plan (ESPP). The ESPP was adopted by our Board of Directors on December 10, 2014 and will become effective upon receiving stockholder approval at our Annual Meeting.

The purpose of the ESPP is to enable eligible employees of the Company and certain of its subsidiaries to use payroll deductions to purchase shares of our common stock and thereby acquire an ownership interest in the Company. The ESPP is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Internal Revenue Code. If approved, the ESPP would replace the Biogen Idec Inc. 1995 Employee Stock Purchase Plan, which terminates on June 30, 2015.

The maximum aggregate number of shares of our common stock that may be purchased under the ESPP will be 6,200,000 (ESPP Share Pool), subject to adjustment as provided for in the ESPP. The ESPP Share Pool represents 2.64% of the total number of shares of our common stock outstanding as of April 10, 2015. In establishing the ESPP Share Pool, our Board of Directors considered the potential dilutive impact to stockholders, the projected participation rate over the ten-year term of the plan based on historic rates of participation under our existing employee stock purchase plan, equity plan guidelines established by certain proxy advisory firms and advice provided by Frederic W. Cook & Co., Inc., the compensation consultant to the Compensation Committee. For information about options and restricted stock units outstanding under our existing equity plans and the number of shares available for issuance under these plans, each as of December 31, 2014, please see “Equity Compensation Plan Information” elsewhere in this Proxy Statement.

The full text of the ESPP is set forth in Appendix A. The following description of certain features of the ESPP is qualified in its entirety by reference to the full text of the ESPP.

Summary of the ESPP

Administration. The ESPP will be administered by the Compensation Committee, which will have the authority to interpret and determine eligibility under the plan, prescribe forms, rules and procedures relating to the plan, and otherwise do all things necessary or appropriate to carry out the purposes of the plan. The Compensation Committee may delegate its authority under the ESPP to a subcommittee comprised of one or more of its members, to members of our Board of Directors, or to officers or employees of the Company to the extent permitted by law.

Shares Subject to the Plan. As noted above, the ESPP Share Pool consists of 6,200,000 shares of our common stock, subject to adjustment, as described below. Shares delivered upon exercise of purchase rights under the ESPP may be either shares of authorized but unissued common stock, treasury stock, or common stock acquired in an open-market transaction. In the event of any change in our outstanding common stock by reason of a stock dividend, stock split, reverse stock split, split-up, recapitalization, merger, consolidation, reorganization, or other capital change, the aggregate number and type of shares available for purchase under the ESPP, the number and type of shares granted or purchasable during an offering period, and the purchase price per share under an outstanding purchase right will be appropriately adjusted in a manner that complies with Section 423 of the Internal Revenue Code.

If any purchase right granted under the ESPP expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares of common stock will again be available for purchase pursuant to offerings under the ESPP.

Eligibility. Participation in the ESPP will be limited to employees of Biogen and any of its designated subsidiaries (a) whose customary employment is for more than five months per calendar year, (b) who customarily work 20 hours or more per week, and (c) who satisfy the procedural enrollment and other requirements set forth in the ESPP. Under the ESPP, designated subsidiaries include any subsidiary (within the meaning of Section 424(f) of the Internal Revenue Code) of Biogen that has been designated by our Board of Directors or the Compensation Committee as eligible to participate in the plan.

No employee may be granted a purchase right under the ESPP if, immediately after the purchase right is granted, the employee would own (or, under applicable statutory attribution rules, would be deemed to own) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. In addition, employees who are citizens or residents of a foreign jurisdiction will not be eligible to participate in the

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2015 PROXY STATEMENT

PROPOSAL 4 – APPROVAL OF OUR 2015 EMPLOYEE STOCK PURCHASE PLAN (continued)

ESPP if the grant of a purchase right under the plan is prohibited under the laws of the foreign jurisdiction or compliance with the laws of the foreign jurisdiction would cause the plan to violate the requirements of Section 423 of the Internal Revenue Code. The Compensation Committee may establish additional eligibility requirements for offering periods that have not yet commenced that are not inconsistent with Section 423 of the Internal Revenue Code.

As of April 10, 2015, approximately 7,600 employees would be eligible to participate in the ESPP, including all of our executive officers.

General Terms of Participation.

•

Offering Periods. The ESPP allows eligible employees to purchase shares of our common stock during certain offering periods, which generally will consist of successive three-month periods commencing on the first business day of each calendar quarter, anticipated to be on or around January 1, April 1, July 1 and October 1 of each year, and ending on the last business day of each calendar quarter, anticipated to be on or around March 31, June 30, September 30 and December 31, as applicable, of each year. The Compensation Committee may change the commencement date, the ending date and the duration of the offering periods to the extent permitted by Section 423 of the Internal Revenue Code. If the ESPP is approved at the Annual Meeting, the first offering period under the plan will commence on July 1, 2015 and end on September 30, 2015.

•

Method of Participation. Shares will be purchased under the ESPP on the last day of each offering period (a purchase date) using accumulated payroll deductions, unless the Compensation Committee provides otherwise with respect to the employees of a designated subsidiary in a manner consistent with Section 423 of the Internal Revenue Code. In order to participate in the ESPP, an eligible employee must complete and submit to the administrator of the ESPP a payroll deduction and participant authorization form in accordance with procedures and prior to the deadlines prescribed by the administrator of the ESPP. Participation will be effective as of the first day of an offering period.

Participants may elect payroll deductions between 1% and 10% of the participant’s total eligible earnings per payroll period within an offering period. Eligible earnings include regular base salary, overtime, shift differentials, annual bonuses, commissions and other sales incentives. A participant’s payroll deduction authorization will remain in effect for subsequent offering periods unless the participant’s participation in the ESPP terminates, as described below, or the participant cancels the authorization or submits a new payroll deduction and participant authorization form within the time specified by the administrator of the ESPP prior to the start of the subsequent offering period. During an offering period, a participant may reduce the amount of his or her payroll deduction authorization one time, but may not increase it. If a participant’s payroll deduction authorization is reduced to zero percent (0%) during an offering period, payroll deductions previously accumulated during that offering period will be applied to purchase shares of our common stock on the purchase date for that offering period and the participant’s participation in the plan will then terminate. Upon cancellation, any amount withheld from a participant’s compensation will be returned to the participant, without interest, as soon as administratively practicable.
•

Grant and Exercise of Purchase Rights. On the first day of each offering period, each participant automatically will be granted a right to purchase shares of our common stock on the last day of the offering period, subject to the limitations set forth in the ESPP. On the last day of each offering period, the payroll deductions accumulated by each participant during the offering period will be applied automatically to the purchase of shares of our common stock at the purchase price in effect for that offering period. However, no participant may, on any purchase date, purchase more than 2,500 shares of our common stock (or such lesser number as the Compensation Committee may prescribe). In addition, no participant will be granted a purchase right under the ESPP that would permit the participant’s right to purchase shares of our common stock under the ESPP to accrue at a rate that exceeds $25,000 in fair market value for each calendar year, determined in accordance with Section 423 of the Internal Revenue Code.

•

Purchase Price. The purchase price per share of our common stock applicable to purchases during each offering period under the ESPP will be eighty-five percent (85%) (or such greater percentage as the Compensation Committee may designate) of the lower of (i) the fair market value per share of our common stock on the first day of the offering period or (ii) the fair market value per share of our common stock on the purchase date.

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2015 PROXY STATEMENT

PROPOSAL 4 – APPROVAL OF OUR 2015 EMPLOYEE STOCK PURCHASE PLAN (continued)

•

Termination of Purchase Rights. Upon the termination of a participant’s employment with the Company or a designated subsidiary, or in the event the participant otherwise ceases to qualify as an eligible employee, any purchase right then held by the participant will be canceled. Payroll deductions accumulated by the participant during the offering period in which such purchase right terminates will be returned to the participant (or his or her designated beneficiary or legal representative), without interest, as soon as practicable thereafter, and the participant will have no further rights under the ESPP.

•

Stockholder Rights. No participant will have any stockholder rights with respect to the shares of common stock covered by his or her purchase right until the shares are actually purchased on the participant’s behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Transferability. Purchase rights granted to participants under the ESPP are not assignable or transferable and may be exercised only by the participant during his or her lifetime.

Amendment and Termination of the ESPP. Our Board of Directors has the right to amend the ESPP to any extent and in any manner it may deem advisable, provided that any amendment that would be treated as the adoption of a new plan for purposes of Section 423 of the Internal Revenue Code will require stockholder approval.

Our Board of Directors also has the right at any time to suspend or terminate the ESPP. In connection with such a termination or suspension, our Board of Directors may provide, in its discretion, either that the outstanding purchase rights will be exercisable on the purchase date for the applicable offering period (or such earlier date as the Board of Directors may specify), or that each participant’s accumulated payroll deductions will be returned to the participant without interest.

Sub-Plans. Consistent with the requirements of Section 423 of the Internal Revenue Code, the Compensation Committee may amend the terms of the ESPP, or an offering, or provide for separate offerings under the ESPP to, among other things, reflect the impact of local law outside of the United States as applied to one or more eligible employees of a designated subsidiary and may, where appropriate, establish one or more sub-plans to reflect such amended provisions.

Effective Date and Term. If the ESPP is approved by stockholders at the Annual Meeting, the ESPP will become effective on the date of the Annual Meeting. No purchase rights will be granted under the ESPP after the earliest to occur of (i) the day before the 10-year anniversary of the effective date of the plan, (ii) the date on which all shares available for issuance under the ESPP have been issued or (iii) the termination of the ESPP by the Company.

Corporate Transactions. In the event of a consolidation, merger or similar transaction, a sale or transfer of all or substantially all of the Company’s assets, or a dissolution or liquidation of the Company, the Compensation Committee may, in its discretion, provide that each outstanding purchase right will be assumed or substituted for a right granted by the acquiror or successor corporation or by a parent or subsidiary of such entity, or will be cancelled with accumulated payroll deductions returned to each participant, or that the offering period will end before the date of the proposed sale, merger or similar transaction.

New Plan Benefits. Benefits and purchases of shares of our common stock under the ESPP depend on elections made by employees and the fair market value of our common stock on dates in the future. As a result, it is not possible to determine the benefits that will be received by executive officers and other employees in the future under the ESPP. As described above, no employee may purchase shares under the ESPP at a rate that exceeds $25,000 in fair market value in any calendar year.

U.S. Federal Income Tax Consequences Relating to the ESPP

The following is a summary of certain material federal income tax consequences associated with the grant and exercise of purchase rights under the ESPP under current federal tax laws and certain other tax considerations associated with purchase rights under the ESPP. The summary does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment tax or other federal tax consequences except as noted.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. In general, an employee will not recognize U.S. taxable income until the sale or other disposition of the shares of our common stock purchased under the ESPP (ESPP Shares). Upon such sale or disposition, the

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2015 PROXY STATEMENT

PROPOSAL 4 – APPROVAL OF OUR 2015 EMPLOYEE STOCK PURCHASE PLAN (continued)

employee will generally be subject to tax in an amount that depends on the employee’s holding period with respect to the ESPP Shares.

•

If the ESPP Shares are sold or disposed of more than one year from the date of purchase and more than two years after the first day of the offering period in which they were purchased, or upon the employee’s death while owning the ESPP Shares, the employee will recognize ordinary income in an amount generally equal to the lesser of: (i) an amount equal to 15% of the fair market value of the ESPP Shares on the first day of the offering period (or such other percentage equal to the applicable purchase price discount), and (ii) the excess of the sale price of the ESPP Shares over the purchase price. Any additional gain will be treated as long-term capital gain. If the ESPP Shares held for the periods described above are sold and the sale price is less than the purchase price, then the employee will recognize a long-term capital loss in an amount equal to the excess of the purchase price over the sale price of the ESPP Shares.
•

If the ESPP Shares are sold or otherwise disposed of before the expiration of the holding periods described above, other than following the employee’s death while owning the ESPP Shares, the employee generally will recognize as ordinary income an amount equal to the excess of the fair market value of the ESPP Shares on the date the ESPP Shares were purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the employee’s holding period with respect to the ESPP Shares.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to an employee except to the extent of ordinary income recognized upon a sale or disposition of ESPP Shares prior to the expiration of the holding periods described above.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF OUR 2015 EMPLOYEE STOCK PURCHASE PLAN.

16

2015 PROXY STATEMENT

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO OUR 2006 NON-EMPLOYEE DIRECTORS EQUITY PLAN

At the Annual Meeting, stockholders will be asked to approve an amendment to our 2006 Non-Employee Directors Equity Plan (Directors Plan) to extend the term of the plan. Only our non-employee directors may participate in this plan.

We believe that the ability to grant stock awards to our non-employee directors is critical to our efforts to attract and retain key talent on our Board of Directors and to encourage ownership of shares of our common stock by our non-employee directors. We currently grant stock awards to our non-employee directors under our Directors Plan, which originally was adopted by our Board of Directors on April 5, 2006 and approved by stockholders on May 25, 2006. Stockholders subsequently approved an amendment to the Directors Plan to increase the maximum number of shares of our common stock authorized for issuance under the plan by an additional 750,000 shares, from 850,000 to 1,600,000 shares on June 9, 2010.

The Directors Plan expires by its terms on May 25, 2016 and no further awards may be made under the plan after that date. Accordingly, on March 27, 2015 our Board of Directors amended the Directors Plan to extend the term of the plan for an additional ten years from the date of the Annual Meeting, subject to obtaining stockholder approval of the amendment at this Annual Meeting.

We are not asking stockholders to approve an increase to the number of shares of our common stock that may be issued under the Directors Plan. As of April 10, 2015, 745,250 shares of our common stock remained available for issuance under the Directors Plan. For information about options and restricted stock units outstanding under our existing equity plans, including the Directors Plan, and the number of shares available for issuance under these plans, each, as of December 31, 2014, please see “Equity Compensation Plan Information” elsewhere in this Proxy Statement.

The full text of the Directors Plan, as amended to date and as proposed to be amended, is set forth in Appendix B. The following description of certain features of the Directors Plan, as proposed to be amended, is qualified in its entirety by reference to the full text of the Directors Plan.

Summary of the Directors Plan

Administration and Awards. The Directors Plan is administered by the Compensation Committee, which has the authority to exercise all powers and authorities granted to it under the plan, including the authority to grant awards; to determine the type and number of awards to be granted, the number of shares of our common stock underlying an award and the terms, conditions and restrictions relating to any award; to determine whether, to what extent and under what circumstances an award may be settled, cancelled, forfeited, exchanged or surrendered; to construe and interpret the plan and any award; to prescribe, amend and rescind rules and regulations relating to the plan; to determine the terms and provisions of award agreements; and to make all other determinations deemed necessary or advisable for the administration of the plan. The Compensation Committee may also waive or amend the operation of plan provisions related to the exercise of awards after a participant’s service on our Board of Directors terminates and, except as otherwise provided in the plan, accelerate or adjust the date on which any award becomes exercisable or vested, so long as the Compensation Committee determines that such acceleration, waiver or adjustment is necessary or desirable.

The Compensation Committee may grant stock options, stock appreciation rights, restricted stock units and other equity-based awards, including dividend equivalent rights, under the Directors Plan, subject to the limitations described below.

•

Awards upon Initial Election. Upon initial election to our Board of Directors, non-employee directors may be granted, on the date of such initial election, an initial award with respect to a number of shares of our common stock as determined by the Compensation Committee, up to a maximum of 35,000 shares (or 50,000 shares in the case of a non-employee director’s initial election as Non-Executive Chairman of our Board of Directors).

•

Annual Awards. Non-employee directors are granted annual awards on the date of each annual meeting of stockholders with respect to a number of shares of our common stock as determined by the Compensation Committee (which number of shares is prorated in the case of a non-employee director elected to our Board of Directors other than at an annual meeting of stockholders), up to a maximum of 17,500 shares (or 30,000 shares in the case of the Non-Executive Chairman of our Board of Directors). Annual grants vest on the one-year anniversary of the date of grant or over such longer period and in such increments as the Compensation Committee may otherwise determine.

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2015 PROXY STATEMENT

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO OUR 2006 NON-EMPLOYEE DIRECTORS EQUITY PLAN (continued)

•

Maximum Awards. The maximum number of shares of our common stock that may be granted under initial awards and annual awards under the Directors Plan are calculated in accordance with the share counting formula described below (under the heading “Shares Subject to Plan; Share Counting”).

•

Retainers and Meeting Fees. To the extent permitted by the Compensation Committee, a non-employee director may elect to receive annual retainer and/or meeting fees in the form of awards under the Directors Plan.

•

Termination of Service on our Board of Directors. Awards are subject to accelerated vesting upon the termination of a non-employee director’s service on our Board of Directors by reason of death, disability or retirement and upon a change in control of the Company (as such terms are defined in the Directors Plan). In addition, awards will become fully vested upon an involuntary termination (as defined in the Directors Plan) of a non-employee director’s service on our Board of Directors within two years following certain corporate transactions (as defined in the Directors Plan). In the case of the termination of a non-employee director’s service on our Board of Directors for any other reason, unvested awards then held by the director will be forfeited and, in the case of a termination for cause (as defined in the Directors Plan), stock options and stock appreciation rights (whether then vested or unvested) will be cancelled and forfeited. In general (and except upon a termination for cause), stock options will remain exercisable following the termination of a non-employee director’s service on our Board of Directors for three years, subject to earlier termination upon the expiration of the applicable term of the stock option, and stock appreciation rights will remain exercisable for three years following retirement, one year following death or disability, or six months following any other termination, subject, in each case, to earlier termination upon the expiration of the applicable term of the stock appreciation right. In the event of a non-employee director’s death within six months following a termination of service other than for cause, stock appreciation rights that were vested and outstanding at the time of such death will remain exercisable for one year following the date of such death, subject to earlier termination upon the expiration of the applicable term of the stock appreciation right.

•	Restrictions on Repricing. Except in connection with certain corporate transactions involving the Company, outstanding stock options and stock appreciation rights may not be repriced, regranted or otherwise amended to reduce the applicable exercise price without prior stockholder approval.

Eligibility. All non-employee directors of Biogen who are independent under applicable NASDAQ rules are eligible to participate in the Directors Plan. As of April 10, 2015, 10 non-employee directors were eligible to participate in the Directors Plan.

Shares Subject to the Plan; Share Counting. Subject to adjustment as described in the plan, the maximum aggregate number of shares of our common stock reserved for issuance under the Directors Plan is 1,600,000 shares. Each share underlying an award other than a stock option or a stock appreciation right reduces the number of shares of our common stock available for issuance under the Directors Plan by 1.5 shares, and each share underlying a stock option or a stock appreciation right reduces the number of available shares under the Directors Plan by one share (even if fewer shares are actually issued upon exercise of the stock appreciation right). Shares subject to an award that remain unissued upon the cancellation, surrender, exchange or termination of the award generally may again become available for issuance under the Directors Plan in an amount calculated in accordance with the share counting formula described in the preceding sentence. In the event of a dividend or other distribution or any recapitalization, reclassification, reorganization, merger, share exchange or other similar corporate transaction or event, unless otherwise determined by the Compensation Committee with respect to certain distributions, the number and kind of shares of stock that may be issued in connection with awards, the number and kind of shares of stock or other property issuable in connection with outstanding awards, the exercise price or purchase price relating to outstanding awards and the limits on awards under the Directors Plan will be equitably adjusted. On April 10, 2015, the closing price of our common stock as reflected on the NASDAQ Global Select Market was $425.65.

Types of Awards

•

Stock Options. The Compensation Committee may grant non-qualified stock options under the Directors Plan. The exercise price of a stock option will be equal to the fair market value of a share of our common stock on the date the stock option is granted and the term of a stock option

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2015 PROXY STATEMENT

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO OUR 2006 NON-EMPLOYEE DIRECTORS EQUITY PLAN (continued)

may not exceed 10 years. Payment of the exercise price may be made in cash or by check or, to the extent permitted by the Compensation Committee, in shares of our common stock, through broker-assisted cashless exercise or by such other method as the Compensation Committee may permit. Any stock option with an exercise price less than the fair market value of a share of our common stock on the last day on which the stock option is exercisable will be deemed to have been exercised on a net share settlement basis at the close of business on that day.

•

Stock Appreciation Rights. Stock appreciation rights may be awarded under the Directors Plan. The exercise price of a stock appreciation right will be equal to the fair market value of a share of our common stock on the date it is granted (or such greater amount as determined by the Compensation Committee) and the term of a stock appreciation right may not exceed 10 years. Upon exercise of a stock appreciation right, a non-employee director will be entitled to receive a payment in an amount determined by multiplying the excess of the fair market value of a share of our common stock on the date of exercise over the exercise price of the stock appreciation right by the number of shares with respect to which the stock appreciation right is exercised. The payment may be made in cash or shares of our common stock, at the discretion of the Compensation Committee. The Compensation Committee may also grant stock appreciation rights in tandem with stock options, subject to such terms and conditions as the Compensation Committee may establish.

•

Restricted Stock and Restricted Stock Units. Restricted stock and restricted stock units may be awarded under such terms and conditions as shall be established by the Compensation Committee. The Compensation Committee will determine the price, if any, to be paid by a non-employee director for each share of restricted stock granted. Any dividends paid on shares of restricted stock will be held in escrow until all restrictions or conditions to the vesting of such shares have lapsed. Settlement of vested restricted stock units may be made in the form of cash, shares of our common stock or a combination thereof, as determined by the Compensation Committee.

•	Other Awards. The Compensation Committee may grant other awards valued in whole or in part by reference to, or otherwise based on, shares of our common stock, on terms and conditions as determined by the Compensation Committee.
•	Dividend Equivalent Rights. The Compensation Committee may provide for dividend equivalent rights with respect to any award.

Transferability. Awards under the Directors Plan may not be transferred other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, or as otherwise determined by the Compensation Committee in its discretion. Awards may be exercisable during a non-employee director’s lifetime only by the director (or by his or her legal representative).

Corporate Transactions; Change in Control. In the event of certain mergers or consolidations of the Company, the liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the Company’s assets, the Compensation Committee will provide for either the assumption or substitution of awards by the successor corporation or its parent, the acceleration of the vesting or exercisability of awards or, following the acceleration of the vesting or exercisability of awards, provide for the cash-out of awards or, upon notice to participants, for the termination of stock options and stock appreciation rights to the extent not exercised by a specified date. Unless otherwise determined by the Compensation Committee, in the event of a change in control of the Company, all awards will become fully vested.

Amendment and Termination. The Board of Directors may amend, suspend, modify or terminate the Directors Plan at any time, subject to stockholder approval to the extent such approval is appropriate or required by the NASDAQ rules or other applicable law. No amendment or termination of the Directors Plan may reduce a non-employee director’s rights under any outstanding award without the consent of the affected director.

Term. If approved by stockholders, the term of the Directors Plan will be extended for an additional ten years from the date of the Annual Meeting and no award may be granted under the Directors Plan after June 10, 2025.

New Plan Benefits. Our Board of Directors has not granted any awards under the Directors Plan subject to stockholder approval of this Proposal 5. Subject to the limitations set

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2015 PROXY STATEMENT

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO OUR 2006 NON-EMPLOYEE DIRECTORS EQUITY PLAN (continued)

forth in the plan, the Compensation Committee has full discretion to determine the number of shares subject to awards to be granted under the Directors Plan. As a result, future benefits or amounts that would be received under the Directors Plan are not determinable at this time. For information regarding equity awards granted to our non-employee directors during our most recently completed fiscal year please see “Director Compensation” elsewhere in this Proxy Statement.

Other Information. If stockholders do not approve this Proposal 5, the Directors Plan will continue in accordance with its terms and no awards may be granted under the Directors Plan after May 25, 2016.

U.S. Federal Income Tax Consequences Relating to the Directors Plan

The following is a summary of certain material federal income tax consequences with respect to awards that may be granted under to the Directors Plan under current federal tax laws and certain other tax considerations associated with awards under the Directors Plan. The summary does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment tax or other federal tax consequences except as noted.

•

Stock Options. Stock options granted under the Directors Plan will be non-statutory options (i.e., stock options that are not eligible for incentive stock option treatment under the Internal Revenue Code). In general, a director will not be taxed at the time a stock option is granted, but will recognize ordinary income in connection with the exercise of the stock option equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction will generally be available to us. Upon a subsequent disposition of the shares purchased, any recognized gain or loss is treated as a capital gain or loss, depending on the director’s holding period with respect to the shares purchased.

•

Stock Appreciation Rights. In general, a director will not be taxed at the time a stock appreciation right is granted, but will recognize ordinary income in connection with the exercise of the stock appreciation right in an amount equal to the cash or the fair market value of the shares received on the exercise date. A corresponding deduction will generally be available to us.

•

Restricted Stock. In general, a director who has received restricted stock subject to a substantial risk of forfeiture will not recognize income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the director will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at that time over the purchase price, if any. However, a director may make an election under Section 83(b) of the Internal Revenue Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A director who makes an effective 83(b) election will realize ordinary income in an amount equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. If a director makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions. We are generally entitled to a deduction at the time that the director is required to recognize ordinary income.

For purposes of determining capital gain or loss on a sale of shares awarded under the Directors Plan, the holding period in the shares begins when the director realizes taxable income with respect to the transfer of the shares. The director’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. If a director makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.
•

Restricted Stock Units. In general, a director who is awarded restricted stock units will not recognize income, and we will not be allowed a deduction, at the time the award is made. Instead, the director will generally recognize ordinary income at the time the restricted stock units vest and are settled (and a corresponding deduction is generally available to us).

•

Section 409A. Section 409A of the Internal Revenue Code imposes an additional 20% income tax, plus, in some cases, a further income tax in the nature of interest, on nonqualified deferred compensation that does not comply with deferral, payment-timing and other formal and operational requirements specified in Section 409A of the Internal Revenue Code and related regulations and that is not exempt from those requirements. Stock options and stock appreciation rights granted under the

20

2015 PROXY STATEMENT

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO OUR 2006 NON-EMPLOYEE DIRECTORS EQUITY PLAN (continued)

Directors Plan are intended to be exempt from Section 409A of the Internal Revenue Code. The Directors Plan gives the Compensation Committee the flexibility to prescribe terms for other awards that are consistent with the requirements of, or an exemption from, Section 409A of the Internal Revenue Code.

•

Certain Change of Control Payments. Under Section 280G of the Internal Revenue Code, the vesting or accelerated exercisability of stock options or the vesting and payment of other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change in control in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards, may be subject to an additional 20% federal tax and may be non-deductible to us.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR 2006 NON-EMPLOYEE DIRECTORS EQUITY PLAN.

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2015 PROXY STATEMENT

STOCK OWNERSHIP

The following table and accompanying notes provide information about the beneficial ownership of our common stock by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our named executive officers (listed in the Summary Compensation Table);
•	each of our directors and nominees for director; and
•	all of our directors and executive officers as a group.

Except as otherwise noted, the persons identified have sole voting and investment power with respect to the shares of our common stock beneficially owned. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the shares. Except as otherwise noted, the information below is as of April 10, 2015 (Ownership Date).

Name	Shares Owned (1)	Shares Subject to Options and Stock Units (2)	Total Number of Shares Beneficially Owned	Percentage of Outstanding Shares (3)
FMR LLC (4) 245 Summer Street Boston, MA 02110	19,788,112	—	19,788,112	8.41%
PRIMECAP Management Company (5) 225 South Lake Avenue Suite 400 Pasadena, CA 91101	17,170,693	—	17,170,693	7.30%
BlackRock, Inc. (6) 55 East 52nd Street New York, NY 10022	15,356,403	—	15,356,403	6.53%
The Vanguard Group (7) 100 Vanguard Boulevard Malvern, PA 19355	12,730,694	—	12,730,694	5.41%
T. Rowe Price (8) 100 E. Pratt Street Baltimore, MD 20201	12,176,548	—	12,176,548	5.17%
Paul J. Clancy	22,257	—	22,257	*
Alexander J. Denner	6,325	—	6,325	*
Caroline D. Dorsa	14,468	27,570	42,038	*
Adriana Karaboutis	—	—	—	*
Adam M. Koppel (9)	130	3,612	3,742	*
Nancy L. Leaming	6,359	—	6,359	*
Richard C. Mulligan	6,325	—	6,325	*
Robert W. Pangia	14,003	17,125	31,128	*
Stelios Papadopoulos	14,235	—	14,235	*
Brian S. Posner	4,580	—	4,580	*
Eric K. Rowinsky	10,440	—	10,440	*
Alfred W. Sandrock	—	—	—	*
George A. Scangos (10)	54,570	—	54,570	*
Lynn Schenk (11)	6,425	—	6,425	*
Stephen A. Sherwin	3,280	12,000	15,280	*
Executive officers and directors as a group (23 persons) (9)(12)	248,290	77,384	325,674	*

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2015 PROXY STATEMENT

STOCK OWNERSHIP (continued)

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)	The shares described as “owned” are shares of our common stock directly or indirectly owned by each listed person.
(2)	Includes options that are or will become exercisable and restricted stock units that will vest within 60 days of the Ownership Date.
(3)	The calculation of percentages is based upon 235,230,221 shares outstanding on the Ownership Date, plus for each of the individuals listed above the shares subject to options and restricted stock units reflected in the column under the heading “Shares Subject to Options and Restricted Stock Units.”
(4)	Based solely on information as of December 31, 2014 contained in a Schedule 13G/A filed with the SEC by FMR LLC, Edward C. Johnson III and Abigail P. Johnson on February 13, 2015, which also indicates that FMR LLC, Edward C. Johnson III and Abigail P. Johnson each have sole dispositive power over 19,788,112 shares and FMR LLC has sole voting power over 863,387 shares.
(5)	Based solely on information as of December 31, 2014 contained in a Schedule 13G/A filed with the SEC by PRIMECAP Management Company on February 13, 2015, which also indicates that it has sole voting power over 3,286,734 shares and sole dispositive power over 17,170,693 shares.
(6)	Based solely on information as of December 31, 2014 contained in a Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 29, 2015, which also indicates that it has sole voting power with respect to 13,270,498 shares, sole dispositive power with respect to 15,339,351 shares and shared voting and dispositive power with respect to 17,052 shares.
(7)	Based solely on information as of December 31, 2014 contained in a Schedule 13G filed with the SEC by The
Vanguard Group on February 11, 2015, which also indicates that it has sole voting power with respect to 409,652 shares, sole dispositive power with respect to 12,344,242 shares and shared dispositive power with respect to 386,452 shares.
(8)	Based solely on information as of December 31, 2014 contained in a Schedule 13G filed with the SEC by T. Rowe Price on February 12, 2015, which also indicates that it has sole voting power with respect to 3,978,108 shares and sole dispositive power with respect to 12,176,548 shares.
(9)	Includes shares underlying market stock units that will vest within 60 days of the Ownership Date, assuming the maximum possible number of shares that are eligible for vesting on the vesting date.
(10)	Includes 10,756 shares held in a trust of which Dr. Scangos is a trustee.
(11)	Includes 3,100 shares held in a trust of which Ms. Schenk is a trustee.
(12)	Includes 13,856 shares held indirectly through trusts.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers, directors and greater than 10% stockholders to file initial reports of ownership and changes of ownership of our common stock. As a practical matter, we assist our directors and executive officers by monitoring transactions and completing and filing Section 16 forms on their behalf. Based solely on information provided to us by our directors and executive officers, we believe that during 2014 all such parties complied with all applicable filing requirements.

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2015 PROXY STATEMENT

CORPORATE GOVERNANCE

Corporate Governance Highlights

We strive to maintain effective corporate governance practices to ensure that our company is managed for the long-term benefit of our stockholders.

We review our corporate governance principles and practices on a regular basis. Since our last annual meeting of stockholders in 2014, we placed significant focus on our board committees and rights of our stockholders, and have enacted the following changes:

•

Board Committee Changes: We reviewed the composition and rotated the members of certain of our committees, realigned the risk oversight responsibilities of our board committees, established a separate Risk Committee of the Board to assist the Board of Directors in overseeing risk associated with our business and operations, and established a separate Finance Committee of the Board to assist the Board of Directors in overseeing our financial strategy, policies and practices.

•

Proxy Access. We adopted a proxy access bylaw effective for our 2016 annual meeting of stockholders, which permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of our outstanding common stock continuously for at least three years to nominate and include in our proxy materials nominees for director constituting up to 25% of the Board of Directors, subject to the requirements set forth in our Bylaws.

In addition to our recent board committee changes and implementation of proxy access, we believe that our overall governance features include a number of practices and policies that are favorable to our Company and stockholders, including the following:

•	Our full Board of Directors is elected annually.
•	Ten of our eleven directors are independent directors. Dr. Scangos is not considered independent because he is an executive officer of the Company.
•	All committees of the Board of Directors consist of independent directors.
•	We have an independent Chairman of the Board.
•	We separate the role of Chief Executive Officer from that of Chairman of the Board.
•	We do not have a stockholder rights plan (sometimes called a “poison pill”).
•

We require any nominee for director who does not receive a majority vote in an uncontested election to tender his or her resignation to the Board of Directors, which the Board will consider whether to accept such resignation.

•	We allow stockholders holding an aggregate of at least 25% of our outstanding shares to call a special meeting of stockholders, subject to the terms and conditions set forth in our Bylaws.
•	Our stockholders are permitted to act by written consent in lieu of a meeting.
•	We have corporate governance principles, which are published on our website.
•	We have stock ownership guidelines for our executive officers and directors.
•	Our insider trading policy prohibits our employees and directors from hedging or pledging our securities or otherwise engaging in derivative transactions.

Director Independence

Board of Directors. All of our directors and nominees for director, other than Dr. Scangos, our Chief Executive Officer, satisfy the independence requirements of NASDAQ. In determining that Dr. Papadopoulos is independent, our Board of Directors considered that Dr. Papadopoulos is a director or advisor to certain companies with which we collaborate.

Committees. The committees of our Board of Directors consist solely of independent directors, as defined by NASDAQ rules. The members of the Audit Committee also meet the additional SEC and NASDAQ independence and experience requirements applicable specifically to audit committee members. In addition, all of the members of the Compensation Committee are non-employee directors within the meaning of the rules under Section 16 of the Securities Exchange Act and outside directors for purposes of Section 162(m) of the Internal Revenue Code, and the Board of Directors has affirmatively determined that the members of our Compensation Committee satisfy the additional independence requirements specifically applicable to compensation committee members.

Leadership Structure. We currently separate the roles of Chairman of the Board of Directors and Chief Executive Officer. Stelios Papadopoulos, an independent director, is

24

2015 PROXY STATEMENT

CORPORATE GOVERNANCE (continued)

Chairman of the Board and has served as such since June 2014. Among other responsibilities, our Chairman:

•	presides at meetings of our Board of Directors, executive sessions of our independent directors and our annual meetings of stockholders;
•	reviews and assists in setting the agenda and schedule for our Board of Directors meetings in collaboration with our Chief Executive Officer;
•	advises the committee chairs in fulfilling their responsibilities to the Board of Directors;
•	recommends to the Board of Directors the retention of any advisors who report directly to the Board of Directors;
•	serves as a liaison for stockholder communications with the Board of Directors;
•	leads the process of evaluating our Chief Executive Officer; and
•	discharges such other responsibilities as the Board of Directors may assign from time to time.

We believe that having an independent Chairman promotes a greater role for the independent directors in the oversight of the Company, including oversight of material risks facing the Company, encourages active participation by the independent directors in the work of our Board of Directors, enhances our Board of Directors’ role of representing stockholders’ interests, and improves our Board of Directors’ ability to supervise and evaluate our Chief Executive Officer and other executive officers.

Nominating Processes

The Corporate Governance Committee is responsible for identifying individuals qualified to become members of our Board of Directors and reviewing candidates recommended by stockholders. Stockholders may recommend nominees for consideration by the Corporate Governance Committee by submitting the names and supporting information to the Secretary, Biogen Inc., 225 Binney Street, Cambridge, Massachusetts 02142. Any such recommendation should include at a minimum the name(s) and address(es) of the stockholder(s) making the recommendation and appropriate biographical information for the proposed nominee(s). Candidates who are recommended by stockholders will be considered in the same manner as candidates from other sources. For all potential candidates, the Corporate Governance Committee will consider all factors it deems relevant, including at a minimum those listed below in the subsection titled “Director Qualification Standards and Diversity.” Director nominations are recommended by the Corporate Governance Committee to our Board of Directors and must be approved by a majority of independent directors.

In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board of Directors at an annual meeting of stockholders.

•

Stockholder Nominations Not for Inclusion in Company’s Proxy Statement. In order to nominate a director candidate for election at an annual meeting of stockholders, a stockholder must give timely notice in writing to our Secretary at our principal executive offices and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received a stockholder’s notice not less than 90 days and not more than 120 days in advance of the first anniversary of the date our proxy statement was released to our stockholders in connection with the previous year’s annual meeting of stockholders. However, if no annual meeting of stockholders was held in the previous year or the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after the first anniversary of the previous year’s annual meeting of stockholders, we must receive a stockholder’s notice not earlier than the close of business on the 120th day prior to such annual meeting of stockholders and not later than the close of business on the later of (1) the 90th day prior to such annual meeting of stockholders and (2) the 10th day following the day on which public announcement of the date of such annual meeting of stockholders is first made.

Information required by our Bylaws to be in the notice includes, among other things, the name, contact information and security ownership information for the candidate and the person making the nomination, any voting commitment by the candidate, whether the person making the nomination is part of a group that intends to deliver a proxy statement or solicit proxies, and other information about the proposed nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act and the related rules and regulations under that Section. The Corporate Governance Committee may also require any proposed nominee to furnish such other information as may be reasonably required to determine the eligibility of such proposed nominee to serve on our Board of Directors.

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2015 PROXY STATEMENT

CORPORATE GOVERNANCE (continued)

•

Stockholder Nominations Under Proxy Access Bylaw. Our Bylaws provide that under certain circumstances, a stockholder, or group of up to 20 stockholders, who have maintained continuous ownership of at least 3% of our common stock for at least 3 years may nominate and include a specified number of director nominees in our annual meeting proxy statement.

➢	Number of Stockholder-Nominated Candidates. The number of stockholder-nominated candidates appearing in our annual meeting proxy statement cannot exceed 25% of the number of directors then serving on the Board. If 25% is not a whole number, the maximum number of stockholder-nominated candidates would be the closest whole number below 25%. The following persons will be considered stockholder-nominated candidates and counted against the 25% maximum: (i) stockholder-nominated candidates that the Board of Directors determines to include in the Company’s proxy materials as Board-nominated candidates, (ii) any stockholder-nominated candidate that is subsequently withdrawn, and (iii) any director who had been a stockholder-nominated candidate at any of the three preceding annual meetings of stockholders and whose reelection at the upcoming annual meeting is being recommended by the Board. Nominating stockholders are required to provide a list of their proposed nominees in rank order. If the number of stockholder-nominated candidates exceeds 25%, the highest ranking qualified individual from the list proposed by each nominating stockholder, beginning with the nominating stockholder with the largest qualifying ownership and proceeding through the list of nominating stockholders in descending order of qualifying ownership, will be selected for inclusion in the Company proxy materials until the maximum number is reached. If the maximum number of stockholder-nominated candidates is not reached after the highest ranking qualified individual has been selected, this process will continue as many times as necessary, following the same order each time, until the maximum number is reached.
➢	Nominating Procedure. Requests to include stockholder-nominated candidates in the Company’s proxy materials must be received no earlier than 150 days and no later than 120 days before the anniversary of the date that the Company issued its proxy statement for the previous year’s annual meeting of stockholders. However, if no annual meeting of stockholders was held in the previous year or the date of the annual meeting of stockholders is more than 30 days before or later than the first anniversary of the previous year’s annual meeting of stockholders, we must receive the request not later than the close of business on the earlier of (i) the 60th day prior to the date we issue our proxy statement in connection with such annual meeting of stockholders or (2) the 10th day after public announcement of the date of such annual meeting of stockholders is first made. The nominating stockholder or group of stockholders also must deliver the information required by our Bylaws, and each nominee must meet the qualifications required by our Bylaws.
➢	Supporting Statement. Nominating stockholders are permitted to include in the proxy statement a 500-word statement in support of their nominee(s). The Company may omit any information or statement that it, in good faith, believes would violate any applicable law or regulation.

Annual Elections and Majority Voting

Our directors are elected annually to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Our directors must be elected by a majority of votes cast in uncontested elections (meaning any election for which the number of directors nominated does not exceed the number of directors to be elected at such meeting), and by a plurality of votes cast in contested elections (meaning any election for which the number of directors nominated exceeds the number of directors to be elected at such meeting, regardless of whether such nominees were proposed by the Company or by stockholders). In addition, following their appointment or election by stockholders to our Board of Directors, directors must submit an irrevocable resignation that will be effective upon (1) the failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which they face reelection and (2) acceptance of such resignation by our Board of Directors. If an incumbent director fails to receive the number of votes required for reelection, our Board of Directors (excluding the director in question) will, within 90 days after certification of the election results, decide whether to accept the director’s resignation taking into account such factors as it deems relevant. Such factors may include the stated reasons why stockholders voted against such director’s reelection, the qualifications of the director and whether

26

2015 PROXY STATEMENT

CORPORATE GOVERNANCE (continued)

accepting the resignation would cause us to fail to meet any applicable listing standards or would violate state law. Our Board of Directors will promptly disclose its decision in a filing with the SEC.

Director Qualification Standards and Diversity

Our Corporate Governance Principles provide that directors should possess the highest personal and professional ethics and integrity, understand and be aligned with our core values, and be committed to representing the long-term interests of our stockholders. Our directors must also be inquisitive and objective and have practical wisdom and mature judgment. In accordance with our Corporate Governance Principles, we endeavor to have a Board of Directors that collectively represents diverse experience at strategic and policy-making levels in business, government, education, healthcare, science and technology, and the international arena, and collectively has knowledge and expertise in the functional areas of accounting and finance, risk management and compliance, strategic and business planning, corporate governance, human resources, marketing and commercial, and research and development. Consistent with our Corporate Governance Principles, in selecting nominees to our Board of Directors, the Corporate Governance Committee considers the diversity of skills and experience that a potential nominee possesses and the extent to which such diversity would enhance the perspective, background, knowledge and experience of our Board of Directors as a whole. The Board of Directors considers personal diversity, including gender, ethnic and racial diversity, as an additional benefit to the Board of Directors as a whole.

Our directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively. We ask directors not to serve on more than six boards of public companies including ours. In addition, our Chief Executive Officer may not serve on more than two boards of directors of public companies in addition to ours.

Our Board of Directors does not believe that arbitrary term limits on directors’ service are appropriate, nor does it believe that directors should expect to be re-nominated. Regular evaluations are an important determinant for continued tenure, and, to that end, our Board of Directors and its committees perform a self-evaluation on a regular basis and as may be required by applicable laws, rules and regulations. Our Corporate Governance Principles provide that directors should offer their resignation in the event of any significant change in personal circumstances, including a significant change in principal job responsibilities or any circumstances that may adversely affect their ability to effectively carry out their duties and responsibilities or in the case of a significant conflict of interest that cannot otherwise be resolved. Our directors are also expected, but not required, to offer their resignation to our Board of Directors effective at the annual meeting of stockholders in the year of their 75th birthday.

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2015 PROXY STATEMENT

CORPORATE GOVERNANCE (continued)

Committees and Meetings

Our Board of Directors has six standing committees, which are described in the table below. The chair of each committee periodically reports to our Board of Directors on committee deliberations and decisions. Each committee’s charter is posted on our website, www.biogen.com, under the “Corporate Governance” subsection of the “Investors” section of the website. Also posted there are our Corporate Governance Principles which, together with our committee charters, comprise our governance framework.

Committee	Function	Members	Meetings in 2014
Audit	Assists our Board of Directors in its oversight of: • the integrity of our financial statements; • our accounting and financial reporting processes; • the independence, qualifications and performance of our independent registered public accounting firm; • our tax strategy; and • our internal audit and corporate compliance functions. The Audit Committee has the sole authority and direct responsibility for the appointment, compensation, retention, evaluation and oversight of the work of our independent registered public accounting firm. The “Audit Committee Report” is set forth below.	Caroline D. Dorsa† (Chair) Nancy L. Leaming † Stelios Papadopoulos Brian S. Posner†	10
Compensation and Management Development

Assists our Board of Directors with oversight of executive compensation and management development, including:

•    recommending to our Board of Directors the compensation for our Chief Executive Officer, and approving the compensation for our other executive officers;

•    administration of our equity and other management incentive plans;

•   executive and senior management development programs (including succession plans for executives and senior management); and

•    recommending to our Board of Directors the compensation of our independent directors.

The Compensation and Management Development Committee Report is set forth in the section titled “Executive Compensation and Related Information.”

		Robert W. Pangia (Chair) Caroline D. Dorsa Richard C. Mulligan Eric K. Rowinsky Lynn Schenk	9
Corporate Governance	Assists our Board of Directors in assuring sound corporate governance practices and identifying qualified nominees to our Board of Directors and its committees.	Alexander J. Denner (Chair) Brian S. Posner Eric K. Rowinsky Lynn Schenk	5
Finance	Assists our Board of Directors with oversight of our financial strategy, policies and practices.	Brian S. Posner (Chair) Alexander J. Denner Robert W. Pangia Stelios Papadopoulos Stephen A. Sherwin	3
Risk	Assists our Board of Directors with oversight of management’s exercise of its responsibility to assess and manage risks associated with our business and operations. For more information on our Board oversight of risks, please see “Risk Oversight” below.	Lynn Schenk (Chair) Alexander J. Denner Caroline D. Dorsa Nancy L. Leaming Stephen A. Sherwin	3
Science and Technology	Assists our Board of Directors with oversight of our key strategic decisions involving research and development matters and our intellectual property portfolio.	Richard C. Mulligan (Chair) Stelios Papadopoulos Eric K. Rowinsky Stephen A. Sherwin	5
†	Determined by our Board of Directors to be an audit committee financial expert.

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2015 PROXY STATEMENT

CORPORATE GOVERNANCE (continued)

Our Board of Directors met 10 times in 2014. No current director attended fewer than 75% of the total number of meetings of our Board of Directors and the committees on which he or she served during 2014. Under our Corporate Governance Principles, our independent directors are required to meet without management present at least four times each year. Independent directors may also meet without management present at such other times as determined by our Chairman, or if requested by at least two other directors. In 2014, our independent directors met without management present four times. In addition, we expect all of our directors and director nominees to attend our annual meetings of stockholders. All of our directors attended our 2014 annual meeting of stockholders.

Risk Oversight

Our Board of Directors provides oversight of material risks facing the Company. Our Board of Directors regularly receives information about our material strategic, operational, financial and compliance risks and management’s response to, and mitigation of, such risks. In addition, our risk management systems, including our risk assessment processes, internal controls over financial reporting, compliance programs and internal and external auditing procedures are designed, in part, to inform management and our Board of Directors about our material risks. As part of its risk oversight function, our Board of Directors and its committees review this framework, its operation and our strategies for generating long-term value for our stockholders to ensure that such strategies will not motivate management to take excessive risks.

In determining the allocation of risk oversight responsibilities, our Board of Directors and its committees generally oversee material risks within their identified area of concern. The Board and each committee meet regularly with management to ensure that management has identified relevant risks and is adequately assessing, monitoring, and taking appropriate action to mitigate risk. A summary of the key areas of risk oversight responsibility of the Board and each of its committees is set forth below:

Board or Committee	Area of Risk Oversight
Board

•   Management’s exercise of its responsibility to assess and manage risks related to corporate and commercial strategy and execution, pricing and reimbursement, competition, information technology and cybersecurity, and other material risks.

Audit

•   Management’s exercise of its responsibility to assess and manage risks associated with the Company’s financial, accounting, disclosure, corporate compliance and anti-bribery and anti-corruption matters.

Compensation and Management Development	• Management’s exercise of its responsibility to assess and manage risks related to our workforce and compensation matters.
Corporate Governance

•   Risks associated with corporate governance and board succession, and review of director independence, potential conflicts of interest and related party transactions involving directors and executive officers.

Finance	• Management’s exercise of its responsibility to assess and manage financial, capital and credit risks.
Risk

•   The Company’s risk governance framework and infrastructure designed to identify, assess, manage and monitor the Company’s material risks;

•    The risk management policies, guidelines and practices implemented by Company management;

•   The allocation of risk oversight responsibilities to the Board and its committees;

•    Management’s exercise of its responsibility to identify, assess and manage material risks not allocated to the Board or another committee; and

•    Management’s exercise of its responsibility to manage material government and other investigations.

Science and Technology	• Management’s exercise of its responsibility to assess and manage risks associated with the Company’s research and development activities, clinical development and intellectual property.

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2015 PROXY STATEMENT

CORPORATE GOVERNANCE (continued)

Compensation Risk Assessment

The Compensation Discussion and Analysis (CD&A) section of this Proxy Statement describes our compensation policies, programs and practices for our executive officers. Our goal-setting, performance assessment and compensation decision-making processes described in the CD&A apply to all employees. Our long-term incentive program provides different forms of awards depending upon an employee’s level, but is otherwise consistent throughout the Company. We offer a limited number of cash incentive plans, with employees eligible for either our annual cash incentive plan or a sales incentive compensation plan; no employee is eligible to participate in more than one cash incentive plan at any time. Our annual cash incentive plan is consistent for all participants globally, with the same Company performance goals, payout curves and administrative provisions regardless of the participant’s job level, location or function in the Company. In the CD&A, we describe the risk-mitigation controls for our compensation programs, including the role of our Compensation Committee to review and approve the design, goals and payouts under our annual cash incentive plan and long-term incentive program as well as approving each executive officer’s compensation. In addition, we have reviewed the processes, controls and design of our sales incentive compensation plans. Based on our assessment, we believe that our compensation policies, programs and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Audit Committee Report

The Audit Committee’s role is to act on behalf of our Board of Directors in the oversight of all aspects of Biogen’s financial reporting, internal control and audit functions. The roles and responsibilities of the Audit Committee are set forth in the written charter adopted by our Board of Directors, which is posted on our website, www.biogen.com, under the “Corporate Governance” subsection of the “Investors” section of the site. Management has primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements contained in Biogen’s 2014 Annual Report on Form 10-K. The Audit Committee discussed with PricewaterhouseCoopers LLP, Biogen’s independent registered public accounting firm, the overall scope and plans for the audit. The Audit Committee met with PricewaterhouseCoopers, with and without management present, to discuss the results of its examination, management’s response to any significant findings, its observations of Biogen’s internal controls, the overall quality of Biogen’s financial reporting, the selection, application and disclosure of critical accounting policies, new accounting developments and accounting-related disclosure, the key accounting judgments and assumptions made in preparing the financial statements and whether the financial statements would have materially changed had different judgments and assumptions been made, and other pertinent items related to Biogen’s accounting, internal controls and financial reporting. The Audit Committee also discussed with representatives of Biogen’s corporate internal audit staff their purpose and authority and their audit plan.

The Audit Committee also reviewed and discussed with PricewaterhouseCoopers the matters required to be discussed with the Audit Committee under generally accepted auditing standards (including Public Company Accounting Oversight Board — Auditing Standard No. 16). In addition, the Audit Committee discussed with PricewaterhouseCoopers the independence of PricewaterhouseCoopers from management and Biogen, including the written disclosures and letter concerning independence received from PricewaterhouseCoopers required by applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has determined that the provision of non-audit services to Biogen by PricewaterhouseCoopers is compatible with its independence.

During 2014, the Audit Committee provided oversight and advice to management in connection with Biogen’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. In connection with this oversight, the Audit Committee reviewed a report by management on the effectiveness of Biogen’s internal control over financial reporting. The Audit Committee also reviewed PricewaterhouseCoopers’ Report of Independent Registered Public Accounting Firm included in Biogen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 related to its audit of the effectiveness of internal control over financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in Biogen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

The Audit Committee of our Board of Directors:

Caroline D. Dorsa (Chair)

Nancy L. Leaming

Stelios Papadopoulos

Brian S. Posner

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2015 PROXY STATEMENT

EXECUTIVE COMPENSATION AND

RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (CD&A) describes the compensation strategy, philosophy, policies, and practices underlying our executive compensation program for 2014. It also provides information regarding the manner and context in which compensation was earned by and awarded to our 2014 named executive officers listed below, whom we refer to collectively as “Named Executive Officers” or “NEOs”.

George Scangos, Ph.D. Chief Executive Officer
Paul Clancy, M.B.A. Executive Vice President, Chief Financial Officer
Adriana Karaboutis, M.S. Executive Vice President, Technology & Business Solutions
Alfred Sandrock, M.D., Ph.D. Group Senior Vice President, Chief Medical Officer
Adam Koppel, M.B.A., M.D., Ph.D. Senior Vice President, Chief Strategy Officer

Executive Summary

2014 Highlights

2014 was a very good year for Biogen and the patients we serve, as we reached or exceeded many of our financial, operational and strategic goals. We successfully launched four products in two distinct therapeutic markets, advanced several potential therapeutic options across a broad set of disease areas, enhanced our pipeline through strategic transactions and collaborations, strengthened our research and development and leadership teams, and continued our leadership in a number of social and environmental initiatives.

Stockholder Alignment - Total Shareholder Return

Our stock price increased from $279.57 to $339.45 per share during 2014, reflecting strong stock price appreciation and a one-year total shareholder return (TSR) of 21%. This compares to our peer group median one-year TSR of 31% and the Standard & Poor’s 500 (S&P 500) one-year TSR of 15%. Our three-year TSR is 46% compared with our peer group median three-year TSR of 38% and the three-year S&P 500 TSR of 22%. Our peer group is described below under “External Market Competitiveness and Peer Group”.

Financial Performance

Significant financial growth was achieved in 2014 when compared to another year of strong performance in 2013, as demonstrated by our increase in revenues, net income and diluted earnings per share (EPS), as shown below.

A reconciliation of our GAAP to non-GAAP financial measures is provided in Appendix C to this Proxy Statement.

Product and Pipeline Developments

We solidified our leadership position in multiple sclerosis (MS), expanded our portfolio of therapies for patients and strengthened our research and development organization as described below.

•	TECFIDERA® was approved in the European Union (EU) and launched in more than 10 countries. It is now the number one prescribed oral MS therapy in the U.S. and Germany.
•

PLEGRIDY® was approved and launched in the EU and U.S. for the treatment of relapsing MS. Developed by our own scientists, PLEGRIDY is an important part of our strategy to maintain a leadership position in the interferon class of MS treatments.

•	ZINBRYTA™, a monoclonal antibody being tested in relapsing remitting MS, had positive top-line Phase 3 results. We believe ZINBRYTA has the potential to

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

become another important treatment option for the diverse needs of MS patients.

2014 also marked an important milestone for our company as we launched treatments for hemophilia following the US approvals of ALPROLIX® for hemophilia B and ELOCTATE® for hemophilia A. These longer-acting therapies represent the first meaningful innovation in the treatment of hemophilia in many years. In furtherance of our commitment to the hemophilia community, we and our collaborator, Swedish Orphan Biovitrum AB, announced plans to donate up to one billion international units of ALPROLIX and ELOCTATE for humanitarian aid programs in the developing world. This reflects our mission to help provide underserved patients with access to our therapies.

We also advanced a number of programs in our pipeline and remained focused on bringing forward the next-generation of potential treatments.

•	We announced positive top-line results from our Phase 1b trial of BIIB037 in patients with Alzheimer’s disease. Based on these results, we have started planning for a Phase 3 trial.
•

Our Phase 2 results for anti-LINGO in acute optic neuritis showed evidence of biological repair of the visual system. We believe these data suggest that our anti-LINGO antibody induced remyelination, and we are now focused on the data from our anti-LINGO trial in MS.

•	Our collaborator, Isis Pharmaceuticals, advanced the spinal muscular atrophy program, SMNRX, to Phase 3 in both infant and childhood forms of the disease.

We also increased the number of promising assets in our pipeline through strategic acquisitions and collaborations, including our agreement with Sangamo BioSciences to develop and commercialize product candidates using gene editing technologies for the treatment of two inherited blood disorders, sickle cell disease and beta-thalassemia, and our agreement with Eisai Co., Ltd. to jointly develop and commercialize two Eisai product candidates in Alzheimer’s Disease.

Through our biosimilar joint venture, Samsung Bioepis, we made important progress toward our objective of becoming active in the development of biosimilar pharmaceuticals. Samsung Bioepis’ marketing authorization application for a biosimilar version of Enbrel® (etanercept) was recently accepted for review by the European Medicines Agency. It is our belief that biosimilars will become increasingly important in the role of healthcare and we believe we are well positioned to contribute to this evolution.

Finally, during the year, we strengthened our research and development organization through the hiring of leading researchers to join our internal research team.

Leadership Team

At the core of what we do are our people and our leaders. As a result, our goal is to find top-tier talent with the skills necessary to imagine and lead us into the future. We advanced this goal in 2014 with the addition of two key members to our leadership team.

•

Adriana Karaboutis, EVP, Technology & Business Solutions. We strengthened our executive team with the addition of Ms. Karaboutis, a highly experienced, technology executive. Ms. Karaboutis joined us in September 2014 from Dell Inc., where she was vice president and chief information officer with responsibility for Dell’s overall IT enterprise and customer service. As the pace of digital innovation accelerates, we expect Ms. Karaboutis will play a critical role in our mission by leveraging data and information as a new approach to gain insights in improving research and achieving business goals.

•

Adam Koppel, SVP and Chief Strategy Officer. Dr. Koppel joined us in May 2014 to lead our corporate strategy and portfolio management efforts. He brings a unique perspective and experience to our organization and the executive team as a physician, scientist and executive, and as a leading industry investor and consultant to pharmaceutical and biotechnology companies. We believe his background and expertise will help us to bolster our position at the intersection of medicine, science and economics.

In determining the compensation of Ms. Karaboutis and Dr. Koppel, the Compensation Committee followed the same compensation philosophy and objectives described below and also took into consideration the value of compensation forfeited at their prior employment when determining their compensation and one-time sign-on awards. Each of Ms. Karaboutis and Dr. Koppel are Named Executive Officers in 2014, due primarily to the sign-on awards granted to each of them in connection with their hire.

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Other Achievements

In 2014, we received a number of accolades for our workplace and community efforts and involvement, including the following:

•	Recognized as one of the top places to work in The Boston Globe’s annual workplace survey.
•	Awarded the Star of STEM (Science Technology Engineering Mathematics) by The Museum of Science, Boston, in recognition of our broad support of STEM education.
•

Named as the Global Biotechnology Industry Leader on the Dow Jones Sustainability World Index, an index that tracks the economic, environmental and social strategy and performance of the 2,500 largest companies in the S&P Global Broad Market IndexSM.

•	Recognized as number two on Corporate Knights’ Global 100 Most Sustainable Corporations in the World index.

The Compensation Committee considered the foregoing achievements when it reviewed and assessed each of the pay-for-performance compensation elements for each of the Named Executive Officers in 2014.

2014 Executive Compensation Programs

We believe our executive compensation programs are effectively designed and have worked well to implement a pay-for-performance culture that is aligned with the interests of our stockholders.

In 2014, our executive compensation programs consisted of base salary, short- and long-term incentives and other benefits. Approximately 81% of our compensation programs were performance-based and pay-at-risk for our NEOs

(other than Ms. Karaboutis and Dr. Koppel, who were not employed by us for the full year):

In 2013, we undertook a comprehensive review of our total rewards offerings to ensure that they were optimized not only in the dollars invested but also in the perceived value of the programs by all our employees including the NEOs. Our review indicated that the investment we make in our overall compensation programs correlates well with the perceived value of these programs by our employees.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

In 2014, we made the following modest changes to our executive compensation programs to further align our programs with our peer group and general market practices, and to simplify our incentives to make it easier for our executives to stay focused on achieving our short- and long-term Company goals.

Description	2014 Compensation Changes
Long-term Incentives

The terms of our Market Stock Units (MSUs) were amended to align them more generally with our Cash-Settled Performance Units (CSPUs). MSUs granted in 2014:

•    vest in three annual installments, compared to four annual installments for MSUs granted in 2013; and

•     have a maximum award opportunity of 200% of target for achievement of maximum stretch goals, compared to a maximum of 150% of target for MSUs granted in 2013.

We now use a 30-day average stock price to convert CSPUs into a cash value and to set the start and end prices in determining stock performance for MSUs, which we believe better aligns the value of the awards with stock price performance close to the vesting date.

Share Ownership Guidelines	To better align with our peer group and prevalent market practice in the general industry, our share ownership guidelines are now based on a multiple of salary.
Executive Physicals	The reimbursement benefit we offered for financial planning services was expanded to cover reimbursement for executive physicals, which we believe emphasizes the importance of health and wellness. The maximum limit for reimbursement remains unchanged but an executive now has flexibility to choose which benefit will be reimbursed.
Severance	We enhanced the starting severance coverage for NEOs who are executive vice presidents from nine months for up to one year of service to 12 months for up to one year of service. We believe this will enhance our ability to attract leading executives given that this level of severance is common in the market. The maximum severance coverage remains unchanged at 21 months.

Other key decisions in recognition of the Company’s strong achievements against the 2014 pre-established performance goals can be found below under the heading “2014 Performance-Based Plans.”

2014 Advisory Vote on Executive Compensation

At our 2014 annual meeting of stockholders, 97% of the votes cast were in favor of the compensation of our Named Executive Officers in our annual “Say on Pay” proposal. The Compensation Committee viewed this as very positive support for our executive compensation programs and their alignment with long-term stockholder value creation and took note that the Company’s executive compensation programs have been effective in implementing the Company’s stated compensation philosophy and objectives.

Our Compensation Committee is committed to continually reviewing our executive compensation programs on a proactive basis to ensure the ongoing alignment of our Company and stockholders as discussed above.

Roles & Responsibilities

Role of the Compensation Committee

The Compensation Committee oversees and administers our executive compensation programs. The roles and responsibilities of the Compensation Committee are set forth in its written charter adopted by our Board of Directors, which can be found on our website, www.biogen.com, under the “Corporate Governance” subsection of the “Investors” section of the site.

Role of the Independent Compensation Consultant

The Compensation Committee believes that independent advice is important in developing Biogen’s executive compensation programs. Frederic W. Cook & Co., Inc. (FWC) is currently engaged as the Compensation Committee’s independent compensation consultant. FWC does not provide any other services to Biogen.

Reporting directly to the Compensation Committee, FWC provides guidance on trends in CEO, executive and non-employee director compensation, the development of specific executive compensation programs, and the composition of the Company’s compensation peer group. Additionally, FWC prepares a report on CEO pay that compares each element of

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compensation to chief executive officers in comparable positions at companies in our peer group. Using this and other similar information, the Compensation Committee recommends, and our Board of Directors approves, the elements and target levels of our CEO’s compensation. FWC also engages in other matters as needed and as directed solely by the Compensation Committee.

During 2014, the Company paid FWC approximately $196,490 in consulting fees directly related to these services. The Compensation Committee assesses FWC’s independence annually and, in accordance with applicable SEC and NASDAQ rules, confirmed in December 2014 that FWC’s work did not raise any conflict of interest and that FWC remains independent under applicable rules.

Role of our CEO

Each year, our CEO provides an assessment of each executive officer’s performance during the prior year and recommends to the Compensation Committee the compensation to be awarded to each executive officer other than for himself. The recommended compensation is based on numerous factors including: Company, team and individual performance; potential for future contributions; leadership behaviors; external market competitiveness; internal pay comparisons; and other factors deemed relevant.

To understand external market competitiveness of the compensation for our executive officers, our CEO and the Compensation Committee review a report analyzing publicly available information and surveys prepared by our internal compensation group and reviewed by FWC. The report compares the compensation of each executive officer, other than our CEO, relative to data for comparable positions at companies in our peer group, by compensation element (see “External Market Competitiveness and Peer Group” below for further details). The Compensation Committee considers all of the information presented, discusses the recommendations with our CEO and with FWC, and applies its judgment to determine the elements of compensation and target compensation levels for each executive officer.

Our CEO also provides a self-assessment of his achievements for the prior year. The Compensation Committee reviews and considers this in determining the CEO’s performance and in recommending for approval by the Board of Directors the compensation of our CEO. Our CEO does not participate in the deliberations regarding his own compensation.

Executive Compensation Philosophy and Objectives

Our executive compensation programs are designed to drive the creation of long-term stockholder value by delivering performance-based compensation that is competitive with our peer group in order to attract and retain extraordinary leaders who can perform effectively and succeed in a demanding business environment. We achieve this by designing programs that are:

•

Mission Focused and Business Driven. Our executive compensation programs support the relentless pursuit of delivering meaningful and innovative therapies to patients by providing our executives with incentives to achieve the near and long-term objectives of the business. Substantially all of our executive rewards programs are tied directly, and meaningfully, to Company performance. Our objective is to emphasize the importance of achieving short-term goals while building and sustaining a foundation for long-term success.

•

Competitively Advantageous. We benchmark our executive compensation programs against a peer group of biotechnology and pharmaceutical companies that we believe are representative of the companies we primarily compete with for talent, balanced with factors such as business scope and size, including revenue and market capitalization, business focus, and geographic scope of operations. We consider peer group practices as one of many factors taken into account in developing programs that we believe are most meaningful to our leaders and the Company, and which enable us to recruit, retain and inspire our leadership team to achieve their best for Biogen and our stockholders.

•

Performance Differentiated. We believe strongly in pay-for-performance and endeavor to significantly differentiate rewards by delivering the highest rewards to our best performers and little or no rewards to those who do not perform at pre-established levels.

•

Ownership Aligned. At Biogen, we believe every employee contributes to the success of the Company and, as such, every employee has a vested interest in the Company’s success. To reinforce this alignment with our stockholders, we strongly encourage stock ownership through our equity-based compensation programs. For members of our executive team, who set and lead the future strategic direction of our Company, we ensure that a significant portion of their total pay opportunity is

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2015 PROXY STATEMENT

EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

equity-based to maintain alignment between the interests of our executive officers and our stockholders.
•

Flexible. We are committed to providing flexible benefits designed to allow our diverse global workforce to choose reward opportunities that meet their varied needs so that they are inspired to perform their very best on behalf of patients and stockholders each day.

External Market Competitiveness and Peer Group

Market practices are one of our considerations when determining the executive compensation levels and program designs at Biogen. While we review external market practices to ensure that we provide programs designed to attract, retain and inspire extraordinary talent, we do not target a specific market percentile or simply replicate the market practice. Instead, we strive to provide meaningful rewards that are tied to our mission of delivering innovative therapies to our patients so that our leaders are inspired and rewarded appropriately for their achievements.

Each year our compensation consultant reviews the external market landscape and evaluates the composition of our peer group for appropriateness. Our peer group is primarily composed of biotechnology and pharmaceutical companies, as we compete with companies in both of these sectors for executive talent. Also included is a life sciences tools and services company, Life Technologies, as it meets our size criteria, is in a similar industry code, and has been selected by proxy advisory firms as a comparator. The companies included in the peer group used in connection with our compensation decisions in February 2014 were the following:

Biotech Peers
Amgen Celgene Gilead Sciences Vertex Pharmaceuticals
Pharmaceutical Peers
Actavis* Allergan Bristol-Myers Squibb Eli Lilly Endo Health Solutions Forest Laboratories* Mylan Merck
Life Sciences Tools & Services
Life Technologies**
*	Actavis plc acquired Forest Laboratories in July 2014.
**	Thermo Fisher Scientific acquired Life Technologies in early 2014.

The Compensation Committee selects our peer group based on comparable companies that approximate (1) our scope of business, including revenue and market capitalization, (2) our global geographical reach, (3) our research-based business with multiple marketed products, and (4) a comparable pool of talent for which we compete.

As of March 2013, at the time the Compensation Committee reviewed and set Biogen’s peer group that was used as a reference when making compensation decisions in February 2014, Biogen compared to its peer group in the following financial metrics as follows:

Data Source: Standard & Poor’s Research Insight

(1)	As of December 31, 2012 Biogen’s revenue was $5,516M.
(2)	Biogen’s market cap was $39,353M as of March 2013.
(3)	As of the fiscal years ended December 31, 2010, 2011 and 2012, Biogen’s percentage of R&D expense to revenue for the three year period was 25%.
(4)	As of December 31, 2012, Biogen’s net income was $1,380M.

In March 2014, after compensation decisions for the prior year were determined, the Compensation Committee conducted a comprehensive review of our peer group and determined that AbbVie would be added to the peer group going forward due to the consolidation of companies in the peer group due to then pending acquisitions of Life Technologies and Forest Laboratories.

For each of the companies in our peer group, we analyze the company’s Compensation Discussion and Analysis and other data publicly filed during the prior year to identify the executives at such companies whose positions are comparable to those held by our executive officers. We then compile and analyze the data for each comparable position. Our competitive analysis includes the structure and design of the compensation programs as well as the targeted value of the compensation.

For our NEOs other than our Chief Executive Officer, we also use compensation surveys to assess competitive

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practices and levels of compensation as the data available in publicly available filings of companies in our peer group addresses only a limited number of our executive positions. For 2014, consistent with past years, we used the Towers Watson U.S. CDB Pharmaceutical Executive Compensation Database survey (Towers Watson). We chose this survey because of the number of companies in our peer group that participate in it, the number of positions reported by the survey which continue to be comparable to our executive positions, and the high standards under which we understand the survey is conducted (including data collection and analysis methodologies). All of the companies in our peer group are represented in a special cross-section of the survey focused on our peer group, other than Life Technologies due to its 2014 acquisition by Thermo Fisher Scientific.

Compensation Elements

The Compensation Committee determines the elements of compensation we provide to our executive officers. The elements of our executive compensation programs and their objectives are as follows:

Element		Objective(s)
Base Salary	•	Provides a fixed level of compensation that is competitive with the external market and reflects each executive’s contributions, experience, responsibilities and potential to contribute to our future success.
Annual Bonus Plan	•	Aligns short-term compensation with the annual goals of the Company.
	•	Motivates and rewards the achievement of annual goals that support short- and long-term value creation.
Long-term Incentives	•	Aligns executives’ interests with the long-term interests of our stockholders by linking awards to increases in our stock price.
	•	Motivates and rewards the achievement of stock price growth and pre-established financial goals.
	•	Promotes executive retention and stock ownership, and focuses executives on enhancing stockholder value.
Benefits	•	Promotes health and wellness.
	•	Provides financial protection in the event of disability or death.
	•	Provides tax-beneficial ways for executives to save towards their retirement, and encourages savings through competitive matches to executives’ retirement savings.

Compensation Pay Mix

The Compensation Committee determines the general mix of the elements of our executive compensation programs. It does not target a specific mix of value for our compensation elements in either the program design or pay decisions. Rather, the Compensation Committee reviews the pay mix to ensure an appropriate level of performance-based compensation is apportioned to the short-term and even more to the long-term to ensure alignment with our business goals and performance.

Additionally, the Compensation Committee believes the greater the leadership responsibilities, the greater the impact an individual will have on Biogen’s future strategic direction. Therefore, for our executive officers, additional emphasis is placed on performance-based compensation, with a particular emphasis on long-term incentives.

The 2014 pay mix for our CEO and our other Named Executive Officers is set forth below:

*	Reflects salary, target bonus and approximate LTI grant date value received in 2014. NEO pay mix excludes Ms. Karaboutis and Dr. Koppel due to partial year employment with Biogen in 2014.

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Performance Goals and Target Setting Process

Early each year, the Compensation Committee reviews and establishes the pay level of each element of total compensation for our executive officers. Total compensation is comprised of base salary, target annual bonus and long-term incentives. A summary of the process the Compensation Committee follows in setting compensation is described below:

Target Setting	Monitoring & Tracking • The Compensation Committee closely monitors the progress against the performance goals throughout the year and engages in dialogue with management on such progress.	Results & Awards: Compensation Committee Actions

•   The Compensation Committee assesses the outcomes of the prior year to ensure that the intended behaviors and results were achieved with the incentives.

•    The Compensation Committee and the CEO discuss potential goals for the upcoming year that are tied to the short and longer-term strategic goals of the Company.

•    The annual business plan for the year is approved by the Board of Directors and incentive goals and targets are aligned.

•   Payout curves are established for each goal and is approved by the Compensation Committee. The goals are then cascaded to the executives so that there is full Company alignment to the critical objectives that have been set forth for the year.

•    Other actions include the review of base salaries, bonus and LTI targets, plan designs, benefits, and peer group.

• Reviews and certifies the annual
Company results against the pre-
established goals for the
performance-based plans.

•   Reviews and discusses the perform
ance of the CEO.

•   Reviews and discusses the Com
pany, team, and individual
performance of each executive offi
cer as assessed by the CEO.

•   Reviews and discusses the CEO’s
recommended compensation levels
for each executive officer other than
his own in the context of such
executive officer’s contributions to
the Company and his or her poten
tial.

•   Approves the final executive officer
compensation for each NEO other
than the CEO, including base sal
ary, bonus and long term incentive
awards.

•   Reviews CEO compensation and
recommends to the Board of Direc
tors for approval the compensation
of the CEO, including base salary,
bonus and long-term incentive
awards.

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2014 Base Salary

In 2014, in determining Dr. Scangos’ base salary, the Board of Directors reviewed the base salaries of comparable chief executive officer positions in our peer group and considered Dr. Scangos’ pay mix, capabilities, performance and future expected contributions. Based on their review, Dr. Scangos’ base salary remained the same. The Compensation Committee undertook a similar review when approving the base salaries for Mr. Clancy and Dr. Sandrock, and approved a 5.0% and 3.0% increase compared to 2013 for each of Mr. Clancy and Dr. Sandrock, respectively. Ms. Karaboutis’ and Dr. Koppel’s base salaries were determined at the time they were hired based on similar considerations. Base salaries in 2014 positioned our CEO and our other Named Executive Officers on average, at the median, compared to persons with comparable jobs within our peer group. The base salary of each of our Named Executive Officers in 2014 compared to 2013 was as follows:

Name	2013 Salary	2014 Salary	% Increase
G. Scangos	$1,375,000	$1,375,000	No change
P. Clancy	$671,652	$701,876	5.0%
A. Karaboutis(1)	n/a	$600,000	n/a
A. Sandrock	$550,000	$566,500	3.0%
A. Koppel(1)	n/a	$525,000	n/a
(1)	The executive was hired in 2014.

2014 Performance-Based Plans

Our executive compensation programs place a heavy emphasis on performance-based rewards. We maintain a short-term incentive plan, known as our annual bonus plan, as well as a long-term incentive plan. Awards to our NEOs under our annual bonus plan are made under our 2008 Performance-Based Management Incentive Plan, and awards under our long-term incentive plan are granted under our 2008 Omnibus Equity Plan. Awards under our annual bonus plan are directly tied to the achievement of our annual operating goals, which are aligned with the Company’s short- and long-term strategic plans. Our long-term incentives are directly tied to the performance of the price of shares of our common stock, which align our executives’ long-term interests with the interests of our stockholders.

In setting our annual goals, in addition to our internal forecasts, we consider analysts’ projections for our performance and the performance of companies in our peer group, as well as broad economic and industry trends. We establish challenging targets that result in payouts at target levels only when Company performance warrants it. The Compensation Committee is responsible for reviewing and approving our annual Company goals, targets and levels of payout (e.g., threshold, target and maximum) and for reviewing and determining actual performance results at the end of the performance period.

In setting and approving the performance goals for our executive officers and for the Company under both the short- and long-term plans, the Compensation Committee considers the alignment of such goals to our business plan and the degree of difficulty of attainment and the potential for the goals to encourage inappropriate risk-taking. The Compensation Committee has determined that the structures of our executive compensation programs do not put our patients, investors or the Company at any material risk.

Annual Bonus Plan

Our annual bonus plan is a cash incentive plan that rewards near-term financial, strategic and operational performance. The Compensation Committee reviews our annual target bonus opportunities by job level each year to ensure they are competitive. The target annual bonus opportunity as a percent of year-end base salary for each of our Named Executive Officers in 2014 compared to 2013 was follows:

Name	2013 Target %	2014 Target %	% Increase
G. Scangos	140%	140%	No change
P. Clancy	55%	55%	No change
A. Karaboutis(1)	n/a	55%	n/a
A. Sandrock	50%	50%	No change
A. Koppel(1)	n/a	40%	n/a
(1)	The executive was hired in 2014.

The approved target bonus opportunities for 2014 were below the median target amounts provided by companies in our peer group. On average, the 2014 target total cash compensation (e.g., base salary plus annual bonus at target performance) for our Named Executive Officers, aside from the CEO, was below the median of our peer group given our heavier focus on long-term incentives. Our CEO’s target total cash compensation was slightly above the median of our peer group.

2014 Annual Bonus Plan Design

For our 2014 annual bonus plan, awards for our Named Executive Officers were based solely on the achievement of

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Company goals. Identical to last year’s plan design, to further reinforce the importance of achieving the Company’s 2014 goals as an integrated leadership team, each executive officer’s individual goals were identical to the Company goals. Accordingly, the corresponding Individual Multiplier and Company Multiplier percentages are the same.

The 2014 annual bonus plan provided for a payout ranging from 0% to 150% for each Company goal, which, after the determination of the level of achievement of each goal and application of the weighting assigned to each goal (discussed below under “2014 Company Performance Goals and Results”) determined the Company Multiplier and the Individual Multiplier. The Company Multiplier and Individual Multiplier also ranged from 0% to 150% as follows:

Performance Multipliers	Below Threshold	Threshold	Target	Max
Company	0%	50%	100%	150%
Individual	0%	50%	100%	150%

We determined the individual annual bonus payments for 2014 using the following calculation:

The 2014 annual bonus plan provided that if the Company Multiplier was 0%, there would be no payout. Further, because the Individual Multiplier was the same as the Company Multiplier for 2014, the combined multiplier, and therefore the annual bonus multiplier of each Named Executive Officer, cannot exceed 225%.

2014 Company Performance Goals and Results

Company goals were established at the start of 2014 with assigned weights that reflected the Company’s focus on the following priorities:

•	Strengthen Financial performance results;
•	Capitalize on the value of our commercial portfolio; and
•	Extend our capabilities and portfolio to catalyze future value through our pipeline.

The goals and weights we selected reflect the importance of linking reward opportunities to both near-term results and our progress in achieving longer-term results. The goals we selected in 2014 were designed to measure the achievement of our annual strategic priorities relating to our commercial opportunities and pipeline progress. Our financial performance targets were based on the annual operating plan and long-range plan approved by our Board of Directors and with reference to analyst consensus for Biogen revenue and non-GAAP EPS based on the most current analyst reports at the time we set our targets.

The following table presents our financial targets relative to analyst consensus for 2014:

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2014 Annual Bonus Plan Company Target and Results Table

Set forth below is a summary of the Company’s goals and weights that the Compensation Committee established for the 2014 annual bonus plan and the degree to which we attained these goals. As described below, the Company Performance Multiplier was 145%, which included a six percentage point upward adjustment. The Compensation Committee increased the performance multiplier beyond the original payout reflected in our annual operating plan in recognition of the continued exceptional performance and effort across the entire business evidenced by the management of growth, global execution of new product introductions, and the successful clinical readouts and significant value increase to our pipeline. Because the Individual Multiplier was the same as the Company Multiplier for 2014, the combined annual bonus multiplier was 210.25% for each Named Executive Officer.

		Performance Range
Company Goals	Weight	Threshold	Target	Max	Results		Payout
FINANCIAL
EPS	25%	$10.16	$11.58	$13.00	$13.23	(1)	150%
Revenue	25%	$8,365M	$8,870M	$9,375M	$9,471M	(1)	150%
CAPITALIZE
Expand MS Franchise	20%	Patient numbers are not disclosed for competitive reasons			Above Goal		150%
Launch and Optimize Hemophilia Franchise	5%				At Goal (2)		100%
EXTEND
Build and Advance Total Pipeline	25%	Increase pipeline value based on the shape of the pipeline and the economic value			Above Goal (3)		117%
Weighted Company Performance Multiplier							139%*
Exceptional Performance Adjustment							+6%
FINAL Company Performance Multiplier							145%
*Numbers	may not foot due to rounding.

Notes	to 2014 Annual Bonus Plan Company Targets and Results Table
(1)	These financial measures were based on our publicly reported revenue of $9,703 million and our publicly announced non-GAAP diluted EPS of $13.83. For purposes of the 2014 annual bonus plan, revenue and EPS were reduced to account for the overall impact on revenue net of cost of goods sold above plan related to the Hemophilia launch; the inventory build above plan related to US interferon, US Tysabri and US/EU+ Tecfidera and unplanned revenue related to US Government pricing. In addition, the impact of foreign exchange rate fluctuations was neutralized. Note: Adjusted results do not include the financial impact of the exceptional performance adjustment of six percentage points applied to the annual bonus plan Company performance multiplier as mentioned above.
(2)	We adjusted our metric relating to our Hemophilia franchise to exclude the additional net patients that exceeded the number of net patient additions used in our annual operating plan for purposes of the calculation of the bonus multiplier. Specific details are not disclosed for competitive reasons.
(3)	The Company continued to expand and re-shape its pipeline of promising pre-clinical and clinical stage programs, through advancement of internal programs, entering into multiple external collaborations, and exceeding expectations of the level of confidence in and momentum of its clinical stage portfolio. Specific details are not disclosed for competitive reasons.

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2014 Annual Bonus Plan Awards

Based on the Compensation Committee’s evaluation and our Board of Directors’ evaluation of Dr. Scangos and the other Named Executive Officers, it was determined that the final bonus awards under the 2014 annual bonus plan were as follows:

Name(1)	Year-end Salary (A) x	Target Bonus % (B) x	Overall Multiplier (C) =	Bonus Award (D)
G. Scangos	$1,375,000	140%	210.25%	$4,047,313
P. Clancy	$701,876	55%	210.25%	$811,632
A. Karaboutis	$600,000	55%	210.25%	$188,165
A. Sandrock	$566,500	50%	210.25%	$595,533
A. Koppel	$525,000	40%	210.25%	$279,441

Notes to the 2014 Annual Bonus Plan Awards Table

(1)	Bonus awards for Ms. Karaboutis and Dr. Koppel were pro-rated to reflect active service upon joining Biogen in 2014. The start dates for Ms. Karaboutis and Dr. Koppel were September 24, 2014, and May 15, 2014, respectively.

Long-Term Incentives (LTI)

All annual LTI awards granted to our executives are performance-based and are designed to reward long-term Company performance. Our executive LTI program consists primarily of Cash-Settled Performance Units (CSPUs) and Market Stock Units (MSUs). The award is equally weighted between the two LTI vehicles. We still grant time-based restricted stock units (RSUs) to executives, but only in lieu of CSPUs at the time of hire for executives who start employment after June 30th, as the performance period for CSPUs is substantially in progress at their time of hire.

Our LTI planning range is set so that our overall total compensation approximates the median of our peer group and allows for individual LTI award differentiation. Our LTI grant values are differentiated based on an executive’s individual performance, potential future contributions, market competitiveness, as well as other factors. We also review overall total compensation of our executive officers against our peer group due to our heavier weighting in pay mix towards long-term incentives. On average, our LTI grant values for our Named Executive Officers for 2014 position their overall compensation just above the median values of our peer group in cases where there are comparable positions at the peer companies.

We have an established annual grant practice that follows the completion of our internal performance reviews of our executive officers as well as our external market review of equity practices of our peer group, including the data from the Towers Watson survey described earlier. Since 2004, we have made our annual LTI grants in February of each year following our annual earnings release. The date of each annual LTI grant coincides with grants to the CEO, which is granted upon the approval by our Board of Directors. Other grants, such as those made in connection with a new hire, are granted on the first trading day of the month following the date of hire.

In 2014, the overall approximate LTI grant date values based on the planned and approved LTI values were as follows:

Name	Annual LTI Value
G. Scangos	$11,800,000
P. Clancy	$2,750,000
A. Karaboutis(1)	n/a
A. Sandrock(2)	$1,500,000
A. Koppel(1)	n/a

Notes to the 2014 Annual Long-Term Incentives Awards Table

(1)	Ms. Karaboutis and Dr. Koppel received a one-time LTI grant in connection with the commencement of their employment (see Summary Compensation Table for further details).
(2)	In 2013, the Compensation Committee approved a one-time LTI award to be granted in 2014 to encourage Dr. Sandrock’s continued employment. The amount of this retention grant was $5 million, divided equally between RSUs and MSUs. This grant will vest in equal tranches over four years starting in 2016 and is not subject to any accelerated vesting upon retirement.

The actual value that will be realized from the CSPUs depends on our 2014 revenue, non-GAAP EPS performance, adjusted free cash flow and the 30-day average common stock price on each of the dates they vest. The actual value that will be realized from the MSUs depends on our 30-day average common stock price growth between the grant date and each of the dates they vest. Our common stock price is influenced by the Company’s performance as well as external market factors.

2014 CSPUs

CSPUs are performance-based restricted stock units that are subject to a one-year performance period. Our 2014 CSPU awards are eligible to vest upon the achievement of an equal weighting of revenue, non-GAAP EPS, and adjusted free cash flow results when compared to pre-established goals set at the start of the performance period by the Compensation Committee. Revenue and EPS meas-

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ures were selected as in past years, and are the same financial measures utilized in the determination of the 2014 annual cash bonuses which were paid in 2015. We selected these measures to reinforce the importance of achieving and exceeding our financial goals and to provide further incentive to achieve such results. In order to further motivate the executives to work toward the achievement of these goals, we allowed a higher maximum payout (200%) for results above the maximum of the same performance goals set for the bonus plan. An adjusted free cash flow measure was also selected, similar to past years, because it is viewed as a critical measure to align the interests of management with those of our shareholders as it reflects net cash flows provided by operating activities less capital expenditures. The long-term cash flow generation of a company most reflects the intrinsic value of an enterprise. As such, cash flow encourages management to optimize capital expenditures, invest prudently in high return projects, and optimize working capital.

2014 Cash-Settled Performance Units Company Target and Results Table

The final CSPU performance multiplier was determined by the Compensation Committee and applied to the target units granted to determine the actual units earned. The following chart shows the pre-established performance goals and the actual results that comprise the final CSPU Multiplier for 2014:

Company Goals (1)	Weight %	Target Performance Range				Payout
		Threshold	Target	Max	Results
EPS	33.3%	$10.16	$11.58	$13.44	$13.23	176.3%
Revenue	33.3%	$8,365M	$8,870M	$9,525M	$9,471M	182.0%
Adjusted Free Cash Flow	33.3%	$2,374M	$2,715M	$3,163M	$3,093M	167.6%
Weighted CSPU Performance Multiplier						175%*

*Numbers may not foot due to rounding.

Notes to 2014 Cash-Settled Performance Units Company Targets and Results Table

(1)	See Notes to 2014 Annual Bonus Plan Company Targets and Results Table for definitions and adjustments related to EPS and Revenue goals and results. These adjustments also impacted Adjusted Free Cash Flow resulting in a reduction of $148M.

The 2014 CSPUs were also subject to stock price performance and service-based vesting over three years from the grant date, in furtherance of the Company’s long-term pay-for-performance philosophy and to encourage employee retention. Once vested, the CSPUs were converted to cash, except that, with respect to the 2014 grants to the executive officers, the Compensation Committee may settle such grants in shares of our common stock or in cash at its discretion. Starting in 2014, in order to better align the value of the cash award with stock price performance close to the date of vest, the conversion factor was changed from a 60-day to a 30-day average stock price on the applicable vesting date.

CSPU Illustration:

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2014 MSUs

MSUs are performance-based restricted stock units that are earned based on the growth of our common stock price from the date of grant to each of the annual vesting dates. Starting in 2014, MSUs vest in three annual installments. On each vesting date, the performance multiplier is derived based on the stock price growth rate between the 30-day average stock price on the grant date and the 30-day average stock price leading up to and including each of the three annual vesting dates. The performance multiplier will continue to be calculated using a 60-day average stock price for MSUs granted prior to 2014.

Starting in 2014, the maximum payout of MSUs increased from 150% to 200% of the target grant, consistent with the CSPU plan design. Based on Monte-Carlo valuation simulations, the increased potential value derived by this change will generally be offset by the reduced performance period with shares vesting equally over three years. Once the performance multiplier is determined, it is then applied to the target number of units granted to each executive and can increase or decrease the overall number of actual shares earned based on stock price performance.

	Below Threshold	Threshold	Target	Max
Stock Price Growth	< -50%	-50%	0% (no change)	+100%
Performance Multiplier	0%	50%	100%	200%

They are then scheduled to vest on the applicable vesting date.

MSU Illustration:

The vesting period ties executive compensation even more directly to our common stock price performance. On each vesting date, the earned awards are settled in shares of our common stock.

The following table shows the vesting date, performance period and performance multiplier applied for MSUs vesting in 2014 and 2015:

Grant Date	Vest Date	Performance Period	Performance Multiplier
2/2014	2/2015	1 year	122%
2/2013	2/2014	1 year	150%
	2/2015	2 years	150%
2/2012	2/2014	2 years	150%
	2/2015	3 years	150%
2/2011	2/2014	3 years	150%
	2/2015	4 years	150%

Retirement Plans

We maintain a Supplemental Savings Plan (SSP), which is a non-qualified deferred compensation plan covering our executive officers and other management employees in the U.S. We offer this plan as part of the retirement savings component of our benefits program. We designed the SSP to be competitive with the nonqualified deferred compensation plans offered by companies in our peer group. Details of the SSP are presented in the narrative preceding the “2014 Non-Qualified Deferred Compensation Table” below.

Other Benefits

In addition to eligibility for the benefit programs generally provided to all employees, such as our employee stock purchase plan and medical, dental, vision, life and disability insurance, we provide certain supplemental benefits to executives. These benefits include:

Life Insurance

All of our U.S. executives, including our Named Executive Officers, receive Company-paid term life insurance equal to three times annual base salary, up to a maximum benefit of $1,500,000. Employees who are not executives receive Company-paid term life insurance equal to two times their annual base salary. The additional value of Company-provided life insurance for our executive officers reflects competitive practices and is consistent with our philosophy to provide appropriate levels of financial security for our employees based on their positions within the Company. The cost of Company-paid life insurance in excess of a $50,000 insurance level is taxable income to U.S. employees and is not grossed up by the Company.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

Executive Physicals, Tax Preparation, Financial and Estate Planning

Our executive officers, other than our CEO, are eligible for reimbursement of expenses incurred for tax preparation, financial and estate planning services, as well as the purchase of tax preparation and financial planning software, subject to annual expense limits of $7,500 for executive vice presidents and $5,500 for senior vice presidents. Such reimbursements are taxable income to our executives and are not grossed up.

Starting in 2014, all of our executive officers, including our CEO, became eligible for reimbursement for the cost of their executive physicals, subject to the annual expense limit noted directly above. This additional benefit provides our executives with additional flexibility to proactively manage their health and wellness.

Post-termination Compensation and Benefits

We provide severance benefits to all of our executives if they are terminated without cause or in certain other instances following a corporate transaction or a corporate change in control. The terms of these arrangements and the amounts payable under them are described below for each Named Executive Officer in the subsection titled “Potential Payments Upon Termination or Change in Control.” We provide these benefits because we believe that some severance protection is necessary to help our executives maintain their focus on the best interests of the Company when providing advice to the Company and making strategic decisions about a potential corporate transaction or change in control, and encourages effective leadership in the closing and integration of approved transactions.

Share Ownership Guidelines

We maintain share ownership guidelines for our executive officers to strengthen and reinforce the link our compensation programs create between our executives and our stockholders. A summary of our share ownership guidelines are set forth below.

Level	Number of Shares Equal in Value to:
CEO	6x salary
EVP/Group SVP	3x salary
SVP	2x salary

Executive officers have five years from their initial appointment to meet the requirement. In the event the requirement is not met within that time, 100% of vested shares are required to be held until the requirement is satisfied. Only shares owned outright or otherwise earned are credited toward the share ownership requirement. Unvested time-vested restricted stock units are not included in the calculation. All of our executive officers currently meet the share ownership requirement or are still within the five-year period to meet such requirement.

Recoupment of Compensation

We may recover compensation from our employees who engage in detrimental or competitive activity. Detrimental activity includes any action or failure to act that constitutes financial malfeasance that is materially injurious to the Company, violates our Code of Business Conduct (Values in Action), results in a restatement of our earnings or financial results or results in a violation or breach of law or contract. Competitive activity includes any action or failure to act that violates non-disclosure, non-competition and/or non-solicitation agreements. Our current annual cash incentive plan, the 2008 Performance-Based Management Incentive Plan, provides for the forfeiture and/or repayment of awards and our current long-term incentive plan, the 2008 Omnibus Equity Plan, also provides for the cancellation of LTI grants in these circumstances. In addition, cash sign-on bonuses to our NEOs may be forfeited if they voluntarily resign from the Company within a pre-determined period of time.

Insider Trading, Hedging and Pledging Policy Prohibitions

We maintain a Global Insider Trading Policy that prohibits our employees and directors from, among other things, engaging in hedging or derivative transactions with respect to the Company’s equity securities, purchasing Company stock on margin or pledging Company securities as collateral for a loan, or engaging in short sales of the Company’s securities.

Tax-Deductibility of Compensation

Section 162(m) of the Internal Revenue Code (Section 162(m)) limits to $1 million the amount a company may deduct for compensation paid to its CEO and any of its other three named executive officers (excluding the chief financial officer). This limitation does not, however, apply to compensation meeting the definition of qualifying performance-based compensation.

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2015 PROXY STATEMENT

EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

Management regularly reviews the provisions of our plans and programs, monitors legal developments and works with the Compensation Committee and its consultant to review and consider Section 162(m) tax deductibility of compensation payments. Our Compensation Committee, however, believes that a compensation program that attracts, retains and rewards executive talent and achievement is necessary for our success and, therefore, is in the best interests of the Company and our stockholders and that, in establishing the cash and equity incentive compensation program for the Company’s executive officers, the potential deductibility of the compensation payable under that program should only be one of a number of relevant factors taken into consideration. Consequently, our Compensation Committee may pay or provide, and has paid or provided, compensation in excess of $1 million that is not exempt from the deduction limitations under Section 162(m).

Amounts of base salary above $1 million are not deductible by the Company. Our annual bonus plan payouts in 2015 for our 2014 plan year and our 2014 LTI grants of CSPUs and MSUs are intended to fall within the exception for qualifying performance-based compensation (and therefore to be tax-deductible compensation) under Section 162(m).

Sign-on bonuses such as those paid to Ms. Karaboutis and Dr. Koppel in connection with their initial employment, and RSUs, as currently structured, are not considered performance-based for purposes of Section 162(m). Therefore, the value of those equity awards at the time they vest or are settled, in combination with the amount of salary and certain other elements of compensation, in excess of $1 million paid to our Chief Executive Officer and the three highest paid executive officers, other than the Chief Financial Officer, is not tax deductible by us.

Compensation and Management Development Committee Report

The Compensation and Management Development Committee furnishes the following report:

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Biogen management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by,

Robert W. Pangia (Chair)

Caroline D. Dorsa

Richard C. Mulligan

Eric K. Rowinsky

Lynn Schenk

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Summary Compensation Table

The following table shows the compensation paid to or earned by our Named Executive Officers during the years ended December 31, 2012, December 31, 2013 and December 31, 2014, for the year(s) in which they were a named executive officer.

Name and Principal Position (a)	Year (b)	Salary (c)	Bonus(1) (d)	Stock Awards(2) (e)	Non-Equity Incentive Plan Compensation(3) (f)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) (g)	All Other Compensation(5) (h)	Total (i)
George A. Scangos	2014	$1,375,000	—	$12,120,939	$4,047,313	$86,634	$1,001,483	$18,631,369
Chief Executive Officer	2013	$1,498,462	—	$9,195,217	$3,560,480	$89,477	$671,511	$15,015,147
	2012	$1,294,231	—	$7,955,654	$3,785,600	$38,787	$377,530	$13,451,802
Paul J. Clancy	2014	$698,389	—	$2,824,497	$811,632	$25,454	$330,045	$4,690,017
EVP, Chief	2013	$745,223	—	$2,808,961	$683,258	$27,771	$221,043	$4,486,256
Financial Officer	2012	$635,820	—	$2,287,448	$607,941	$18,702	$141,584	$3,691,495
Alfred W. Sandrock	2014	$564,596	—	$6,820,257	$595,533	$25,042	$163,955	$8,169,383
Group SVP, Chief	—	—	—	—	—	—	—	—
Medical Officer	—	—	—	—	—	—	—	—
Adriana Karaboutis	2014	$133,846	$2,000,000	$5,265,820	$188,165	—	$159,026	$7,746,857
EVP, Technology and	—	—	—	—	—	—	—	—
Business Solutions	—	—	—	—	—	—	—	—
Adam M. Koppel	2014	$306,923	$2,000,000	$4,109,423	$279,441	—	$16,810	$6,712,597
SVP, Chief Strategy	—	—	—	—	—	—	—	—
Officer	—	—	—	—	—	—	—	—

Notes to the Summary Compensation Table

(1)	The amounts in column (d) for Ms. Karaboutis and Dr. Koppel reflect a one-time time-restricted cash payment made to them in 2014 at the time they commenced employment with the Company to account for forfeitures of certain compensation from their prior employer. Ms. Karaboutis joined us in September 2014 and Dr. Koppel joined us in May 2014.
(2)	The amounts in column (e) reflect the grant date fair value computed in accordance with FASB ASC Topic 718 for awards granted during 2014, 2013 and 2012, excluding the effect of estimated forfeitures. The amount for Dr. Sandrock represents grants of MSUs, CSPUs and RSUs. The amount for Ms. Karaboutis represents grants of MSUs and RSUs. The amounts for all other Named Executive Officers for 2014, 2013 and 2012 represent grants of MSUs and CSPUs. The fair value for MSU grants are estimated as of the date of grant using a lattice model with a Monte Carlo simulation. Assumptions used in this calculation are included on page F-39 in footnote 16 of our 2014 Annual Report on Form 10-K. The MSU and CSPU grants are estimated based on target performance. Further details on these awards and how the grant date fair values are determined can be found in the 2014 Grants of Plan-Based Awards Table. The table below shows the target and maximum payouts possible for the 2014, 2013 and 2012 MSU and CSPU awards based on the value at the date of grant and the payout ranges.

	2014		2013		2012
Executive Officer	Target Payout	Maximum Payout	Target Payout	Maximum Payout	Target Payout	Maximum Payout
Dr. Scangos	$12,120,939	$24,241,878	$9,195,217	$16,042,945	$7,955,654	$13,933,385
Mr. Clancy	$2,824,497	$5,648,994	$2,808,961	$4,900,886	$2,287,448	$4,006,149
Dr. Sandrock	$4,319,927	$8,639,854	—	—	—	—
Ms. Karaboutis	$2,530,175	$5,060,351	—	—	—	—
Dr. Koppel	$4,109,423	$8,218,845	—	—	—	—
(3)	The amounts in column (f) reflect actual bonuses paid under our annual bonus plan.
(4)	The amounts in column (g) reflect earnings in the Supplemental Savings Plan (SSP) that are in excess of 120% of the applicable federal long-term rate. The federal long-term rates applied in this calculation are 4.11%, 2.74%, and 3.15% for 2014, 2013 and 2012, respectively. A description of the SSP is presented in the narrative preceding the 2014 Non-Qualified Deferred Compensation Table.

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(5)	The amounts in column (h) for 2014 reflect the following:

Executive Officer	Company Matching Contribution to 401(k) Plan Account	Company Contribution to SSP Account	Personal Health & Wellness, Financial and Tax Planning Reimbursement(6)	Value of Company- Paid Life Insurance Premiums	Other(7)
Dr. Scangos	—	$1,000,529	—	$954	—
Mr. Clancy	$15,600	$311,228	$1,936	$1,282	—
Dr. Sandrock	$15,600	$136,306	$11,000	$1,049	—
Ms. Karaboutis	—	—	—	$191	$158,835
Dr. Koppel	$13,327	$2,815	—	$668	—
(6)	Dr. Scangos is only eligible to participate in the executive physical element of the reimbursement program. The amount for Dr. Sandrock includes the 2014 benefit of $5,500 and reimbursement during 2014 of the 2013 benefit of $5,500.
(7)	The amount for Ms. Karaboutis reflects relocation benefits under our executive relocation policy. This amount includes a tax gross-up of $54,021.

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2014 Grants of Plan-Based Awards

The following table shows additional information regarding all grants of plan-based awards made to our Named Executive Officers for the year ended December 31, 2014.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(1)			All Other Stock Awards: Number of Shares or Units (#) (i)	Grant Date Fair Value of Stock Awards(2) (j)
Name (a)	Grant Date (b)	Notes	Threshold (c)	Target (d)	Maximum (e)	Threshold (f)	Target (g)	Maximum (h)
George A. Scangos	2/12/2014	(3)	—	—	—	7,873	15,745	31,490	—	$6,220,613
	2/12/2014	(4)	—	—	—	9,133	18,265	36,530	—	$5,900,326
	2/12/2014	(5)	$481,250	$1,925,000	$4,331,250	—	—	—	—	—
Paul J. Clancy	2/12/2014	(3)	—	—	—	1,835	3,670	7,340	—	$1,449,962
	2/12/2014	(4)	—	—	—	2,128	4,255	8,510	—	$1,374,535
	2/12/2014	(5)	$96,508	$386,032	$868,572	—	—	—	—	—
Alfred W. Sandrock	2/12/2014	(3)	—	—	—	1,000	2,000	4,000	—	$790,198
	2/12/2014	(4)	—	—	—	1,160	2,320	4,640	—	$749,453
	2/12/2014	(6)	—	—	—	3,335	6,670	13,340	—	$2,780,276
	2/12/2014	(7)	—	—	—	—	—	—	7,740	$2,500,330
	2/12/2014	(5)	$70,813	$283,250	$637,313	—	—	—	—	—
Adriana Karaboutis	10/01/2014	(3)	—	—	—	3,198	6,395	12,790	—	$2,530,175
	10/01/2014	(8)	—	—	—	—	—	—	7,420	$2,400,370
	10/01/2014	(5)	$82,500	$330,000	$742,500	—	—	—	—	—
	12/01/2014	(8)	—	—	—	—	—	—	1,087	$335,274
Adam M. Koppel	6/02/2014	(3)	—	—	—	2,710	5,420	10,840	—	$2,109,410
	6/02/2014	(4)	—	—	—	3,143	6,285	12,570	—	$2,000,013
	6/02/2014	(5)	$52,500	$210,000	$472,500	—	—	—	—	—

Notes to the 2014 Grants of Plan-Based Awards Table

(1)	Reflects the estimated future payouts of awards granted in 2014 under our annual bonus plan and our long-term incentive program for each Named Executive Officer as of the grant date.
(2)	Represents the grant date fair value as determined in accordance with FASB ASC Topic 718. The fair value for MSU grants is estimated as of the date of grant using a lattice model with a Monte Carlo simulation. Assumptions used in this calculation are included on page F-39 in footnote 16 of our 2014 Annual Report on Form 10-K. The grant date fair value of CSPUs was determined by multiplying the target award by the fair market value of the Company’s common stock on the grant date. The grant date fair value of RSUs was determined by multiplying the number of RSUs granted by the fair market value of the Company’s common stock on the grant date.
(3)	These amounts relate to the annual grant of MSUs. These are performance stock units tied to the growth in our stock price between the grant date and each of three annual vesting dates. The number of MSUs earned will be determined on each vesting date based on the stock price growth rate between the 30-day average stock price on the grant date and the 30-day average stock price leading up to and including each of the applicable vesting dates. Columns (f), (g), and (h) represent the number of MSUs earned at the threshold of 50%, target of 100%, and the maximum of 200%, respectively. The award becomes eligible to vest ratably over three years.
(4)	These amounts relate to the annual grant of CSPUs. These are performance stock units tied to our 2014 financial performance and subsequently subject to time-based vesting. The number of CSPUs earned is determined in early 2015 based on actual 2014 revenue, earnings per share and adjusted free cash flow performance versus target. Earned CSPUs will vest ratably over three years. These awards are settled in cash or stock at the discretion of the Compensation Committee upon the vesting date based on the 30-day average of our stock price on the applicable vesting date. Columns (f),(g), and (h) represent the number of CSPUs earned if the Company Multiplier were 50%, 100%, and 200%, respectively.
(5)	These amounts relate to the 2014 annual bonus plan. The amounts shown in column (d) represent the 2014 target payout amount based on the target percentage applied to each Named Executive Officer’s base salary as of December 31, 2014. For 2014, the bonus targets were 140% of base salary for Dr. Scangos, 55% of base salary Mr. Clancy and Ms. Karaboutis, 50% of base salary for Dr. Sandrock, and 40% of base salary for Dr. Koppel. In 2014, because the Individual Multiplier was the same as the Company Multiplier under the 2014 annual bonus plan, the amounts in column (c), (d) and (e) represent a payment if the Company Multiplier and the Individual Multiplier were each 50%, 100% and 150%, respectively. The amounts for Ms. Karaboutis and Dr. Koppel reflect annualized opportunities; the actual bonuses for 2014 for Ms. Karaboutis and Dr. Koppel were prorated based on their respective hire dates. Actual amounts paid to each Named Executive Officer under the 2014 annual bonus plan are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

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(6)	These amounts reflect a one-time special retention grant of MSUs to Dr. Sandrock. Columns (f), (g), and (h) represent the number of MSUs earned at the threshold of 50%, target of 100%, and the maximum of 200%, respectively. The award becomes eligible to vest ratably over four years starting on the second anniversary of the grant date.
(7)	The award in column (i) for Dr. Sandrock reflects a one-time special retention grant of time-based RSUs. The award becomes eligible to vest ratably over four years starting on the second anniversary of the grant date.
(8)	The awards in column (i) for Ms. Karaboutis reflect time-based RSUs granted as sign-on awards in connection with her initial employment to account for forfeitures in her prior employer upon joining with Biogen. Consistent with our LTI program for executives, Ms. Karaboutis was awarded these RSUs in lieu of CSPUs as her employment began well into the performance year. These RSUs vest ratably over three years.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table summarizes the equity awards that were outstanding as of December 31, 2014 for each of our Named Executive Officers.

				Stock Awards
						Equity Incentive Plan Awards
Name (a)	Grant Date (b)	Notes		Number of Shares or Units of Stock That Have Not Vested(1) (c)	Market Value of Shares or Units of Stock That Have Not Vested (2) (d)	Number of Unearned Shares or Units That Have Not Vested(3) (e)	Market Value of Unearned Shares or Units That Have Not Vested(2) (f)
George A. Scangos	2/10/2011	(3a	)	—	—	18,833	$6,392,862
	2/9/2012			14,716	$4,995,346	—	—
	2/9/2012	(3a	)	—	—	22,544	$7,652,561
	2/12/2013			28,289	$9,602,715	—	—
	2/12/2013	(3a	)	—	—	27,569	$9,358,297
	2/12/2014			31,964	$10,850,095	—	—
	2/12/2014	(3a	)	—	—	31,490	$10,689,281
Paul J. Clancy	2/9/2011	(3a	)	—	—	4,691	$1,592,360
	2/8/2012			4,167	$1,414,318	—	—
	2/8/2012	(3a	)	—	—	6,385	$2,167,388
	2/12/2013			8,642	$2,933,663	—	—
	2/12/2013	(3a	)	—	—	8,422	$2,858,848
	2/12/2014			7,446	$2,527,630	—	—
	2/12/2014	(3a	)	—	—	7,340	$2,491,563
Alfred W. Sandrock	2/9/2011	(3a	)	—	—	1,824	$619,157
	2/8/2012			1,667	$565,727	—	—
	2/8/2012	(3a	)	—	—	2,555	$867,295
	3/1/2012	(3b	)	—	—	6,000	$2,036,700
	12/3/2012	(3b	)	—	—	834	$283,101
	2/12/2013			2,440	$828,204	—	—
	2/12/2013	(3a	)	—	—	2,381	$808,230
	2/12/2014			4,060	$1,378,167	—	—
	2/12/2014	(3a	)	—	—	4,000	$1,357,800
	2/12/2014	(3c	)	—	—	7,740	$2,627,343
	2/12/2014	(3d	)	—	—	13,340	$4,528,263
Adriana Karaboutis	10/1/2014	(3a	)	—	—	12,790	$4,341,566
	10/1/2014	(3b	)	—	—	7,420	$2,518,719
	12/1/2014	(3b	)	—	—	1,087	$368,982
Adam M. Koppel	6/2/2014	(3a	)	—	—	10,840	$3,679,638
	6/2/2014			10,999	$3,733,526	—	—

Notes to the Outstanding Equity Awards at 2014 Fiscal Year End Table

(1)	CSPUs were granted in 2014, 2013 and 2012. Reflects the number of CSPUs earned and eligible to vest based on our financial performance for each of 2014, 2013 and 2012, but that have not satisfied the service-based vesting requirement as of December 31, 2014. CSPUs that have been earned upon satisfaction of the performance conditions vest ratably over three years. The cash payout for these awards will be based on our 60-day average stock price at vesting for awards granted prior to 2014 and the 30-day average stock price at vesting for awards granted in 2014.
(2)	The market value of awards is based on the closing price of our common stock on December 31, 2014 ($339.45), as reported by the NASDAQ Global Select Market.

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(3)	(a) MSUs were granted in 2014, 2013, 2012 and 2011. These are performance stock units tied to the growth in our stock price between the dates of grant and vesting. The number granted is eligible to vest ratably over four years for grants made prior to 2014, and three years for grants made in 2014. The number and value shown in columns (e) and (f), respectively, reflect maximum performance results for MSUs granted in each of these years based on year-end estimates trending above target.
(b)	Time-vested RSUs vest 33% on the first three anniversaries of grant, unless otherwise noted.
(c) Reflects time-vested RSUs granted as a one-time special retention award to Dr. Sandrock, vesting ratably over four years starting on the second anniversary of the grant date.
(d) Reflects MSUs granted as a one-time special retention award to Dr. Sandrock, vesting ratably over four years starting on the second anniversary of the grant date.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

2014 Stock Vested

Our executive officers must use pre-established trading plans to sell shares of Biogen stock. Trading plans may only be entered into when the executive is not in possession of material non-public information about the Company, and we require a waiting period following the establishment of a trading plan before any trades may be executed. Our policy is designed to provide safeguards that will allow our executives an opportunity to realize the value intended by the Company in granting equity-based LTI awards.

Our Named Executive Officers are also subject to the share ownership guidelines described above in the subsection titled “Share Ownership Guidelines.”

The following table shows information regarding vesting of stock awards for each Named Executive Officer during the year ended December 31, 2014. There were no stock option exercises during 2014 by any of our Named Executive Officers.

	Stock Awards
Name(1)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting(3)
George A. Scangos	101,639	$31,170,459
Paul J. Clancy	28,865	$8,944,975
Alfred W. Sandrock	17,703	$5,716,328

Notes to the 2014 Stock Vested Table

(1)	Ms. Karaboutis and Dr. Koppel did not have any awards that vested during 2014.
(2)	Upon vesting, the CSPUs were settled in cash while the MSUs and RSUs were settled in shares of our common stock. The number of actual shares of common stock acquired on vesting after shares were withheld to pay the minimum withholding of taxes was as follows:

Name	MSUs	RSUs
Dr. Scangos	32,506	—
Mr. Clancy	8,368	—
Dr. Sandrock	3,558	3,611
(3)	The value realized for MSUs and RSUs are calculated as of the closing price of the common stock of the Company on the vesting date, multiplied by the total number of shares that vested on such date. The value realized for CSPUs is calculated using the 60-day average closing price of the common stock of the Company through the vesting date. Under the terms of our 2008 Omnibus Equity Plan, Dr. Scangos’ CSPU payment in cash for 2014 was capped at $12.0 million.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

2014 Non-Qualified Deferred Compensation

Our Supplemental Savings Plan (SSP) covers our executive officers and other management employees in the U.S. Employees whose base salary and annual cash incentives for the year exceed a specified limit ($260,000 in 2014) receive a Company-paid restoration match on the portion of their base salary, annual cash incentive and payments of cash-settled performance units that exceeds this limit; the restoration match equals 6% of this excess compensation. The restoration match feature is intended to replace the amount of matching employer contributions that the participant would otherwise have been eligible to receive under our 401(k) plan but for the $260,000 limit imposed by Section 401(a)(17) of the Internal Revenue Code. In addition, eligible employees may make voluntary contributions of up to 80% of their base salary and 100% of their annual cash incentives, cash payments from CSPUs and, ending with the 2014 grants, their equity compensation to the SSP, and thereby defer income taxes on such amounts until distribution is made from the SSP. The Company does not match participants’ voluntary contributions to the SSP. Our SSP provides for immediate vesting of the restoration match consistent with our immediate vesting of the Company match provided under our 401(k) plan.

Notional SSP accounts are maintained for each participant. Accounts include employee and employer contributions and reflect the performance of notional investments selected by the employee or a default investment if the employee does not make a selection. These notional investment options include the mutual funds offered under our 401(k) plan as well as a fixed rate option which earns a rate of return determined each year by the Company’s retirement committee. For contributions to the SSP fixed rate option in 2014, this rate of return is set at 6.00%. Contributions to the fixed rate option continue to earn at the rate of return that was in effect during the year of contribution. The excess of the interest rate paid on the fixed rate option above 120% of the applicable federal long-term rate (compounded quarterly) earned by our Named Executive Officers during 2014 is shown in the Summary Compensation Table. We fund the SSP liabilities through corporate owned life insurance (COLI) which we purchase with the written consent of SSP participants. We believe that the COLI policies will be sufficient to cover plan liabilities through the projected payout date so the plan will not require direct funding by the Company.

The following table shows a summary of all contributions to, earnings on and distributions received from the non-qualified deferred compensation plan for each of our Named Executive Officers for the year ended December 31, 2014. The account balances as of year-end include all contributions and interest amounts earned by our Named Executive Officers through the end of 2014 plus the SSP contributions that the Company made in early 2015 based on earnings in the last quarter of 2014.

Name	Executive Contributions in Last Fiscal Year(1),(2)	Company Contributions in Last Fiscal Year(3)	Aggregate Earnings in Last Fiscal Year(4)	Aggregate Distributions in Last Fiscal Year	Aggregate Balance at Last Fiscal Year-End(5)
George A. Scangos	$1,205,644	$1,000,529	$488,155	—	$7,183,562
Paul J. Clancy	—	$311,228	$65,223	—	$1,164,937
Alfred W. Sandrock	—	$136,306	$58,024	—	$924,760
Adriana Karaboutis	—	—	—	—	—
Adam M. Koppel	—	$2,815	—	—	$2,815

Notes to the 2014 Non-Qualified Deferred Compensation Table

(1)	The amounts in this column are also included in columns (c), (e) and (f) of the Summary Compensation Table as non-qualified deferral of salary, non-qualified deferral of CSPU payments and non-qualified deferral of payments under our annual bonus plan, respectively.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

(2)	The following table lists the compensation deferrals during 2013 and 2012 by the Named Executive Officers, as reported in the proxy statement for our 2014 and 2013 annual meeting of stockholders.

	Amounts Previously Reported as Deferred
Name	2013	2012
George A. Scangos	$1,285,526	$939,423
(3)	The amounts in this column are also included in column (h) of the Summary Compensation Table for 2014 as Company contributions to the SSP.
(4)	Earnings in excess of 120% of the applicable federal long-term rate are reported in column (g) of the Summary Compensation Table for 2014 for Dr. Scangos ($86,634), Mr. Clancy ($25,454) and Dr. Sandrock ($25,042). Ms. Karaboutis and Dr. Koppel did not have any portion of their account allocated to the fixed-rate option.
(5)	This column includes Company contributions and compensation earned and deferred in prior years, which was disclosed in the prior proxy statements.

Potential Payments Upon Termination or Change in Control

Executive Severance Policy

Definition of Key Terms Relating to our Executive Severance Plan

Our Executive Severance Policy and benefits refer to certain key terms. These terms are defined in our 2008 Omnibus Equity Plan. In February 2014, we amended our 2008 Omnibus Equity Plan to make certain modifications to the definition of a corporate change in control. The following is a summary of these terms as amended:

•

Corporate Change in Control: The acquisition by one or more persons of more than 50% of our outstanding stock, the consummation of a merger or consolidation of the Company with any other company where our stockholders own less than 50% of the voting securities of the surviving company immediately after such merger or consolidation, or a change in a majority of our continuing directors within a twenty-four month period. Continuing directors includes directors as of February 12, 2014 and directors serving on the Board after that date who were appointed, nominated for reelection or elected to the Board with the approval of a majority of the continuing directors who were members of the Board at the time of such appointment, nomination or election.

•

Corporate Transaction: A merger or consolidation in which Biogen is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding stock by a single person or entity or group of persons or entities acting in concert, or a liquidation, dissolution or sale of all or substantially all of the assets of Biogen.

•

Involuntary Employment Action: Following a corporate change in control or corporate transaction, a termination by the Company without cause or a resignation by the employee because of a material reduction in his or her authority, duties and responsibilities, a reduction in his or her base pay or target bonus opportunity or a relocation of his or her principal office by more than 100 miles roundtrip.

Arrangements for Mr. Clancy, Ms. Karaboutis, and Drs. Sandrock and Koppel

Each of our Named Executive Officers other than Dr. Scangos participate in executive severance plans under which they were eligible to receive the following benefits if certain events occurred during 2014:

•

In the event of a termination other than for cause (as defined in our 2008 Omnibus Equity Plan) and other than for reason of the executive’s death or disability, a lump sum severance payment equal to the following:

—

In the case of Named Executive Officers who are executive vice presidents, which includes Mr. Clancy and Ms. Karaboutis, a minimum of twelve months of such Named Executive Officer’s then annual base salary and target annual cash incentive, with an additional two and one-half months for each full year of service to a maximum benefit of 21 months; and

—

In the case Named Executive Officers who are senior vice presidents, which includes Drs. Sandrock and Koppel, a minimum of nine months of such Named Executive Officer’s then annual base salary and target annual cash incentive, with an additional two months for each full year of service to a maximum benefit of 18 months.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

The number of months of severance a Named Executive Officer is entitled to is referred to herein as the “severance period”.

•

If, within two years following a corporate transaction or a corporate change in control, the Named Executive Officer experiences a termination other than for cause or for reason of death or disability (as defined in our 2008 Omnibus Equity Plan) or experiences an involuntary employment action (as defined in our 2008 Omnibus Equity Plan), a lump sum severance payment equal to:

—	Two times the Named Executive Officer’s then annual base salary plus target annual bonus in the case of Named Executive Officers who are executive vice presidents (Mr. Clancy and Ms. Karaboutis); and
—	1.5 times that Named Executive Officer’s then annual base salary plus target annual bonus in the case of Named Executive Officers who are senior vice presidents (Drs. Sandrock and Koppel).

These payments are in lieu of any payment in the preceding paragraph.

The payment of these severance benefits is conditioned upon execution of an irrevocable release in favor of the Company. These executive severance arrangements do not pay severance upon a termination for cause, voluntary retirement or upon death or disability.

Our annual bonus plan provides for a prorated target bonus payment for terminations due to the death or disability of the participant, and for terminations arising from an involuntary employment action. As the annual bonus plan provides for payment of a full bonus to any participant remaining employed on the last day of the plan year, this amount is not included in the Potential Post-Termination Payments Table.

In any case where severance is payable under the plan, our Named Executive Officers would also receive continuation of medical and dental insurance benefits until the earlier of the last date of the severance period or the date the executive becomes eligible to participate in another employer’s medical and dental insurance plans. Named Executive Officers who are executive vice presidents are also provided up to twelve months of executive-level outplacement services at our cost and Named Executive Officers who are senior vice presidents are provided up to nine months of these services.

Dr. Scangos’ Arrangements

We have an employment agreement with Dr. Scangos. The current term of his agreement ends July 15, 2015, at which time the term will automatically renew for additional 12 month periods until the agreement is otherwise terminated in accordance with its terms. Under Dr. Scangos’ employment agreement, if his employment is terminated by the Company without cause or if he terminates his employment for good reason (referred to in his employment agreement as an involuntary employment action), then he will be entitled to a lump sum payment of cash severance in the amount of two times his annual base salary and target annual bonus. In addition, all of his outstanding awards under the Company’s long-term incentive program will continue to vest as if he had remained employed by the Company for the duration of the vesting period and all awards that require exercise by him will remain exercisable until the earlier of three years after the involuntary employment action or the original expiration date. Dr. Scangos would also receive continuation of medical and dental benefits until the earlier of 24 months following the date his employment terminates or the date upon which he becomes eligible to receive substantially comparable benefits through another employer. In addition, he would be entitled to receive a pro rata portion of his annual cash bonus for the year such termination occurs based on actual performance or, in the event of a termination within two years following a change in control, the target annual bonus. Dr. Scangos would also be provided up to nine months of executive-level outplacement services at our cost. The payment of Dr. Scangos’ severance benefits is conditioned upon execution of general release in favor of the Company.

Further, under Dr. Scangos’ employment agreement, if Dr. Scangos retires, all of his outstanding awards under the Company’s long-term incentive program will continue to vest as if he had remained employed by the Company for the duration of the vesting period and all awards that require exercise by him will remain exercisable until the earlier of three years after his retirement or the original expiration date. If Dr. Scangos’ employment is terminated by reason of death or disability, all of his outstanding awards under the Company’s long-term incentive program will vest in full (at the target level) upon the termination date and Dr. Scangos or his legal representative will have until the earlier of one year after the termination date or the original expiration date to exercise awards that require exercise.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

Excise Tax Provisions

Before June 2009, we maintained an excise tax gross-up policy for all of our executives, including certain of our Named Executive Officers. Under this policy, if payments to these executive officers in the event of a corporate transaction or corporate change in control were subject to excise tax under Internal Revenue Code Section 4999, we would pay the executive officer an additional amount that equals the amount of the excise tax, plus the income and other payroll taxes arising from our payment of the excise tax amount (280G tax gross-up), so that the executive officer realized the full intended benefit.

In June 2009, we changed our excise tax gross-up policy so that newly-hired executives are not eligible for any 280G tax gross-up but may elect to have severance payments reduced to an amount that will not be subject to excise tax. Consistent with this policy, Drs. Scangos and Koppel and Ms. Karaboutis are not eligible for a 280G tax gross-up. As they were already eligible for this benefit prior to June 2009, Mr. Clancy and Dr. Sandrock remain eligible for a 280G tax gross-up.

Awards Under Equity Plans

Under the provisions of our equity plans, if a corporate change in control occurs, all outstanding options and stock awards under our equity plans granted prior to February 12, 2014 become fully exercisable or vested, as the case may be, and options will remain exercisable until the original option expiration date.

As amended in February 2014, awards granted under our 2008 Omnibus Equity Plan on or after February 12, 2014,

unless otherwise determined by the Compensation Committee at the time of grant, will not vest or become exercisable upon a corporate change in control (i.e., upon a “single trigger”), but will vest or become exercisable in full immediately prior to an involuntary employment action that occurs within two years following a corporate change in control (i.e., upon a “double trigger”).

In the event of a corporate transaction, we can either cause the surviving corporation to assume all equity awards or accelerate their vesting and exercisability immediately before the corporate transaction. If the equity awards are assumed and an executive officer’s employment is terminated in an involuntary employment action within two years following the corporate transaction, the equity awards that are assumed will become fully vested and, if applicable, exercisable. Under our equity plans, any assumed awards that become vested will remain exercisable through the earlier of twelve months from the termination date or the original option expiration date.

If the holder of an equity award retires, which is defined under our equity plans as leaving the employment of Biogen after reaching age 55 with at least ten years of service, each then outstanding equity award not yet vested or exercisable will become immediately vested or exercisable upon such termination at a rate of 50% of the shares unvested at the time of retirement plus an additional 10% of the shares for each full year of service beyond ten years of service. Options vested under these provisions remain exercisable for 36 months from retirement or until the original option expiration date, if sooner. Dr. Sandrock is the only Named Executive Officer eligible for potential payments under this retirement provision for grants made to him prior to 2014.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

Potential Post-Termination Payments Table

The following table summarizes the potential payments to each Named Executive Officer under various termination events. The table assumes that the event occurred on December 31, 2014, and the calculations use the closing price of our common stock as reported by the NASDAQ Global Select Market on December 31, 2014, which was $339.45 per share.

Name and Payment Elements(1) (a)	Retirement(2) (b)	Involuntary by the Company Without Cause and Not Following a Corporate Transaction or Corporate Change in Control (c)	Involuntary Employment Action Following a Corporate Transaction or Corporate Change in Control (d)
George A. Scangos
Severance	—	$6,600,000	$6,600,000
Performance-based Restricted Stock Units	$54,804,471	—	$54,804,471
Medical, Dental and Vision	—	$25,638	$25,638
Total(3)	$54,804,471	$6,625,638	$61,430,109
Paul J. Clancy
Severance	—	$1,903,839	$2,175,816
Performance-based Restricted Stock Units	—	—	$14,881,539
Medical, Dental and Vision	—	$32,424	$37,056
280G Tax Gross-Up(4)	—	—	—
Total(3)	—	$1,936,263	$17,094,411
Alfred W. Sandrock
Severance	—	$1,274,625	$1,274,625
Non-Performance- and Performance-based Restricted Stock Units	$6,008,414	—	$13,292,332
Medical, Dental and Vision	—	$27,792	$27,792
280G Tax Gross-Up(4)	—	—	—
Total(3)	$6,008,414	$1,302,417	$14,594,749
Adriana Karaboutis
Severance	—	$930,000	$1,860,001
Non-Performance- and Performance-based Restricted Stock Units	—	—	$5,129,768
Medical, Dental and Vision	—	$19,288	$38,576
Total(3)	—	$949,288	$7,028,345
Adam M. Koppel
Severance	—	$551,250	$1,102,500
Performance-based Restricted Stock Units	—	—	$5,847,620
Medical, Dental and Vision	—	$13,896	$27,792
Total(3)	—	$565,146	$6,977,912

Notes to the Potential Post-Termination Payments Table

(1)	This table excludes payments under our annual bonus plan which would have been earned based on employment on December 31, 2014. In the event of an executive’s death or disability, the value of the accelerated restricted stock units would be as shown in column (d).
(2)	Dr. Scangos and Dr. Sandrock were the only Named Executive Officers eligible for potential payments upon retirement at December 31, 2014. Under Dr. Scangos’ employment agreement, upon retirement, all of his outstanding awards under the Company’s long-term incentive program will continue to vest as if he had remained employed by the Company for the duration of the vesting period and all awards that require exercise by him will remain exercisable until the earlier of three years after retirement or the original expiration date. Under Dr. Sandrock’s retention award agreement, all equity awards granted in 2014 and beyond are not eligible for accelerated vesting upon retirement.
(3)	The Named Executive Officers are also provided up to 12 months of executive-level outplacement services at a cost of $38,000 at the executive vice president level and nine months at a cost of $28,000 at the senior vice president level.
(4)	Based on the assumptions described above and assuming that (a) all outstanding awards are cashed out in connection with the applicable event and valued using a price per share equal to $339.45 and (b) equity awards granted within one year of the change in control transaction were presumed to be in contemplation of the transaction, no amounts payable to these executives will be subject to the so-called golden parachute tax and the executive would not be entitled to an excise tax gross-up.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

Director Compensation

This section describes our compensation program for our non-employee directors and shows the compensation paid to or earned by our non-employee directors during 2014.

Dr. Scangos receives no compensation for his service on our Board of Directors. The following table presents the retainers and fees for all non-employee members of our Board of Directors in effect from January 1 through June 30, 2014:

Retainers	Through 6/30/14	Fees	Through 6/30/14
Annual Board Retainer	$50,000	Board of Directors Meetings (per meeting day):
Annual Retainers (in addition to Annual Board Retainer):		In-person attendance	$2,500
		Telephonic attendance	$1,500
Independent Chairman of the Board	$60,000	Committee Meetings (per meeting)	$1,500
Finance and Audit Committee Chair	$20,000
Compensation and Management Development Committee Chair	$15,000
Corporate Governance Committee Chair	$15,000
Science and Technology Committee Chair	$15,000
Finance and Audit Committee Member (other than Chair)	$5,000

Effective July 1, 2014, following changes in our committee composition and Chairman leadership, the retainers and fees for our non-employee directors were amended as follows:

Retainers	Effective 7/1/14	Fees	Effective 7/1/14
Annual Board Retainer	$65,000	Board of Directors Meetings (per meeting day):
Annual Retainers (in addition to Annual Board Retainer):		In-person attendance	$2,500
		Telephonic attendance	$1,500
Independent Chairman of the Board	$50,000	Committee Meetings (per meeting)	$1,500
Audit Committee Chair	$25,000	Attendance at Annual Science and Technology Committee Portfolio Review (per day)
Compensation and Management Development Committee Chair	$20,000		$1,500
Corporate Governance Committee Chair	$15,000
Finance Committee Chair	$15,000
Risk Committee Chair	$15,000
Science and Technology Committee Chair	$15,000
Audit Committee Member (other than Chair)	$5,000

Our non-employee directors are also eligible to be paid a fee of $1,000 for each full day of service to the Company other than in connection with meetings of our Board of Directors or its committees.

Our directors may defer all or part of their cash compensation and, ending with the 2014 grants, their equity compensation under our Voluntary Board of Directors Savings Plan, which is similar to our Supplemental Savings Plan described in the narrative preceding the 2014 Non-Qualified Deferred Compensation Table, but without any Company matching features. If directors choose to defer compensation, the plan periodically will credit their accounts with amounts of deemed investment

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

results as if their deferred compensation was invested in notional investments selected by the director or a default investment if the director does not make a selection. These notional investment options include the mutual funds available under our 401(k) plan as well as a fixed rate option which earns a rate of return determined each year by the Company’s retirement committee. For director contributions to the fixed rate option in 2014, this rate of return is set at 6.00%. Contributions to the fixed rate option continue to be credited with the rate of return that was in effect during the year of contribution.

Directors are also reimbursed for actual expenses incurred in attending meetings of our Board of Directors and its committees, as well as service to our Board of Directors unrelated to such meetings.

Awards Under Our Non-Employee Directors Equity Plan

Our 2006 Non-Employee Directors Equity Plan was approved by stockholders at the 2006 annual meeting of stockholders, and approved in amended form at the 2010 annual meeting of stockholders. The term of the plan is scheduled to expire on May 25, 2016. As described in Proposal 5, we are asking stockholders to approve an amendment to the 2006 Non-Employee Directors Equity Plan to extend the term of the plan until June 10, 2025.

General Provisions of the Plan

Non-employee directors receive grants effective with the date of each annual meeting of stockholders (or a pro rata grant upon election other than at an annual meeting of stockholders), up to an annual maximum of 17,500 shares of our common stock (or 30,000 shares for the independent Chairman of the Board). Annual grants vest on the one-year anniversary of the date of grant or over a longer period in the discretion of the Compensation Committee.

In 2014, grants to directors were recommended by both the Compensation Committee and the Corporate Governance Committee, and approved by our Board of Directors, with the independent Chairman recused from discussion and voting upon his awards.

Grants During 2014

In June 2014, the Compensation Committee and the Corporate Governance Committee recommended, and our Board of Directors approved annual grants to non-employee directors with a grant date fair value of $270,000 for each director and an additional grant of $135,000 for the independent Chairman. While the grant date fair values were above the median of our peer group used for compensation purposes (as described above), our cash compensation for directors is below the median of that same peer group. The June 2014 annual grants were awarded in the form of restricted stock units vesting in full on the first anniversary of the grant date.

As more fully described in Proposal 5, awards granted under the 2006 Non-Employee Directors Equity Plan will be subject to accelerated vesting upon termination of the directors’ service by reason of death, disability, retirement and upon a change in control (as such terms are defined in the plan). In addition, director awards will become fully vested upon an involuntary termination of the director’s service within two years following certain mergers or other corporate transactions, as defined in the plan.

Our directors must use pre-established trading plans to sell shares of our common stock. Trading plans may only be entered into when the director is not in possession of material non-public information about the Company, and we require a waiting period following the establishment of a trading plan before any trades may be executed. Our policy is designed to provide safeguards that will allow our directors to have an opportunity to realize the value intended by the Company in granting equity-based awards.

We maintain share ownership guidelines for our non-employee directors. A summary of our share ownership guidelines for our directors is set forth below.

Position	Share Ownership Requirement(1)
Non-Employee Chairman	Number of shares equal in value to 5x the total annual cash retainer for the Chair Position and the Chair’s Board retainer
Non-Employee Directors (excluding Chairman)	Number of shares equal in value to 5x the annual cash retainer for Board members
(1)	The director has five years from the date of initial election or appointment to meet the stock ownership requirement.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

2014 Director Compensation

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards(1) (c)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2) (d)	All Other Compensation(3) (e)	Total (f)
Alexander J. Denner	$114,625	$269,509	—	—	$384,134
Caroline D. Dorsa	$121,500	$269,509	—	—	$391,009
Nancy L. Leaming	$124,875	$269,509	—	—	$394,384
Richard C. Mulligan	$100,625	$269,509	—	—	$370,134
Robert W. Pangia	$122,000	$269,509	$31,226	—	$422,735
Stelios Papadopoulos	$143,000	$404,263	—	—	$547,263
Brian S. Posner	$119,625	$269,509	—	—	$389,134
Eric K. Rowinsky	$106,000	$269,509	—	—	$375,509
Lynn Schenk	$135,500	$269,509	—	—	$405,009
Stephen A. Sherwin	$110,875	$269,509	—	—	$380,384
William D. Young(4)	$78,500	$0	—	—	$78,500

Notes to the 2014 Director Compensation Table

(1)	Reflects the grant date fair value of 2014 annual time-vested RSU grants to non-employee directors, as described in the narrative preceding this table. These RSUs are scheduled to vest in full and be settled in shares on the first anniversary of the grant date, generally subject to continued service. Grant date fair values were computed in accordance with ASC Topic 718 and determined by multiplying the number of RSUs granted by the fair market value of the Company’s common stock on the relevant grant date.
(2)	The amounts in column (d) represent earnings in the Voluntary Board of Directors Savings Plan that are in excess of 120% of the average applicable federal long-term rate. The federal long-term rate for 2014 applied in this calculation is 4.11%, the federal long-term rate effective in January 2014 when the Fixed Rate Option (FRO) was established for 2014. Only Mr. Pangia has deferred compensation allocated to the FRO.
(3)	No disclosure is required in this column because the aggregate values of perquisites or other personal benefits provided to each non-employee director do not exceed $10,000.
(4)	Mr. Young retired from the Board of Directors effective June 12, 2014.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION (continued)

Director Equity Outstanding at 2014 Fiscal Year-End

The following table summarizes the equity awards that were outstanding as of December 31, 2014, for each of the directors serving during 2014.

	Option Awards(1)	Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options	Number of Shares or Units of Stock That Have Not Vested
Alexander J. Denner	—	870
Caroline D. Dorsa	27,570	870
Nancy L. Leaming	—	870
Richard C. Mulligan	—	870
Robert W. Pangia	20,750	870
Stelios Papadopoulos	—	1,305
Brian S. Posner	—	870
Eric K. Rowinsky	23,333	870
Lynn Schenk	—	870
Stephen A. Sherwin	18,000	870

Notes to the Director Equity Outstanding at 2014 Fiscal Year-End Table

(1)	All stock options were granted with a ten-year term. Stock options granted to non-employee directors as part of the annual grant vest in full on the first anniversary of the grant date. All stock options were vested and exercisable as of December 31, 2014.
(2)	Restricted stock units granted to non-employee directors as part of the annual grant vest in full on the first anniversary of the grant date.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Code of Business Conduct (Values in Action), Corporate Governance Principles, Related Persons Transaction Policy and Conflict of Interest Policy set forth our policies and procedures for the review and approval of transactions with related persons, including transactions that would be required to be disclosed in this Proxy Statement in accordance with SEC rules.

In circumstances where one of our directors or executive officers, or a family member, has a direct or indirect material interest in a transaction involving Biogen, our Corporate Governance Committee must review and approve all such proposed transactions or courses of dealing. In determining whether to approve or ratify a transaction with a related person, among the factors the Corporate Governance Committee may consider (as applicable) are:

•	the business reasons for entering into the transaction;
•	the size of the transaction and the nature of the related person’s interest in the transaction;
•	whether the transaction terms are as favorable to us as they would be to an unaffiliated third party;
•	whether the transaction terms are more favorable to the related person than they would be to an unaffiliated third party;
•	the availability of alternative sources for comparable products, services or other benefits;
•	whether the transaction would impair the independence or judgment of the related person in the performance of his or her duties to us;
•	for non-employee directors, whether the transaction would be consistent with NASDAQ’s requirements for independent directors;
•

whether the transaction is consistent with our Conflict of Interest Policy which prohibits related persons and others from having a financial interest in any competitor, customer, vendor or supplier of ours;

•	the related person’s role in arranging the transaction;
•	the potential for the transaction to be viewed as representing or leading to an actual or apparent conflict of interest; and
•	any other factors that the Corporate Governance Committee deems appropriate.

In addition, certain transactions involving Biogen that are deemed not to give rise to a direct or indirect material interest by a related person have standing pre-approval from the Corporate Governance Committee.

There are no relationships or transactions with related persons that are required to be disclosed in this Proxy Statement under SEC rules. Indeed, our Code of Business Conduct, which sets forth legal and ethical guidelines for all of our directors and employees, states that directors, executive officers and employees must avoid relationships or activities that might impair their ability to make objective and fair decisions while acting in their Company roles.

Indemnification

We indemnify our directors and executive officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to us. This is required under our Bylaws and we have also entered into separate agreements with each of our directors and executive officers to provide such indemnification.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2014 about:

•	the number of shares of common stock subject to issuance upon exercise of outstanding options and vesting of restricted stock units under plans adopted and assumed by us;
•	the weighted-average exercise price of outstanding options under plans adopted and assumed by us; and
•

the number of shares of common stock available for future issuance under our active plans: the 2008 Omnibus Equity Plan, the 2006 Non-Employee Directors Equity Plan and the 1995 Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)	Weighted-average Exercise Price of Outstanding Options and Rights(1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))(2) (c)
Equity compensation plans approved by stockholders	2,153,603	$56.98	10,767,148
Equity compensation plans not approved by stockholders	—	—	—
Total	2,153,603	$56.98	10,767,148
(1)	The weighted-average exercise price includes all outstanding stock options but does not include restricted stock units, which do not have an exercise price. If the restricted stock units were included in this calculation, the weighted average exercise price would be $5.86. The total number of restricted stock units included in column (a) is 1,932,139.
(2)	Of these shares, (a) 7,876,272 remain available for future issuance under our 2008 Omnibus Equity Plan, (b) 745,250 remain available for future issuance under our 2006 Non-Employee Directors Equity Plan and (c) 2,145,626 remain available under our 1995 Employee Stock Purchase Plan. In addition to shares issuable upon the exercise of options or rights, the shares under the 2008 Omnibus Equity Plan and the 2006 Non-Employee Directors Equity Plan may also be issued other than upon such exercise.

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MISCELLANEOUS

Stockholder Proposals

Stockholder proposals submitted pursuant to Securities Exchange Act Rule 14a-8 and intended to be presented at our 2016 annual meeting of stockholders must be received by our Secretary no later than January 1, 2016 to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting.

A stockholder proposal submitted outside the processes of Rule 14a-8 and not for inclusion in our proxy statement for the 2016 annual meeting of stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not less than 90 days and not more than 120 days in advance of the first anniversary of the date this Proxy Statement was released to our stockholders in connection with the Annual Meeting. However, if the date of the 2016 annual meeting of stockholders is more than 30 days before or more than 60 days after the first anniversary of the Annual Meeting, we must receive the stockholder’s notice not earlier than the close of business on the 120th day before the 2016 annual meeting of stockholders and not later than the close of business on the later of (1) the 90th day before the 2016 annual meeting of stockholders and (2) the 10th day following the day on which public announcement of the date of the 2016 annual meeting of stockholders is first made.

All stockholder proposals for our 2016 annual meeting of stockholders should be sent to the Secretary, Biogen Inc., 225 Binney Street, Cambridge, Massachusetts 02142.

Other Stockholder Communications

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (781) 464-2442. However, stockholders who wish to communicate directly with our Board of Directors, or any individual director, should direct questions in writing to the Secretary, Biogen Inc., 225 Binney Street, Cambridge, Massachusetts 02142. Communications addressed in this manner will be forwarded directly to the Board of Directors or named individual director(s).

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the securities laws that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Management Development Committee Report, the Audit Committee Report, the content of www.biogen.com, including the charters of the committees of our Board of Directors, Corporate Governance Principles, Related Persons Transactions Policy and Code of Business Conduct, included or referenced in this Proxy Statement shall not be incorporated by reference into any such filings.

Copies of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of householding proxy statements and annual reports. This means that, unless you have instructed otherwise, only one copy of our proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any of these documents without charge to you if you write or call Investor Relations, Biogen Inc., 225 Binney Street, Cambridge, Massachusetts 02142, (781) 464-2442. If you want to receive separate copies of our proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Manner and Cost of Proxy Solicitation

Biogen pays the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may contact you in person, by telephone or by email or other electronic means. None of our directors, officers or employees will receive additional compensation for soliciting you. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials to, and obtaining instructions relating to such materials from, beneficial owners of our common stock. Georgeson Inc., New York, New York, has been retained to assist us in the solicitation of proxies at a fee estimated not to exceed $11,000.

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APPENDIX A

2015 Employee Stock Purchase Plan

BIOGEN INC.

2015 EMPLOYEE STOCK PURCHASE PLAN

Section 1. Purpose of Plan and Defined Terms

This 2015 Employee Stock Purchase Plan is intended to enable Eligible Employees of Biogen Inc. and its Designated Subsidiaries to use payroll deductions to purchase Common Stock in offerings under this Plan, and thereby acquire an ownership interest in the Company. This Plan is intended to qualify as an “employee stock purchase plan” under Section 423 and to be exempt from the application and requirements of Section 409A of the Code, and is to be construed accordingly.

Exhibit A, which is incorporated by reference, defines the capitalized terms used in this Plan and sets forth certain operational rules related to those terms.

Section 2. Administration of Plan

This Plan will be administered by the Administrator, which will have the authority to interpret this Plan, determine eligibility under this Plan, prescribe forms, rules and procedures relating to this Plan and otherwise do all things necessary or appropriate to carry out the purposes of this Plan. All determinations and decisions by the Administrator regarding the interpretation or application of this Plan will be final and binding on all persons.

The Administrator may specify the manner in which the Company and/or Eligible Employees are to provide notices and forms under this Plan, and may require that such notices and forms be submitted electronically.

Section 3. Offerings to Purchase Common Stock

The maximum aggregate number of shares of Common Stock available for purchase under this Plan by Eligible Employees will be 6,200,000 shares, subject to adjustment pursuant to Section 16 of this Plan. Shares of Common Stock to be delivered upon exercise of Purchase Rights under this Plan may be either shares of authorized but unissued Common Stock, treasury shares, or Common Stock acquired in an open-market transaction. If any Purchase Right granted under this Plan expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares of Common Stock subject to such Purchase Right will again be available for purchase under this Plan. If, on a Purchase Date, the total number of shares of Common Stock that would otherwise be subject to a Purchase Right granted under this Plan exceeds the number of shares then available under this Plan (after deduction of all shares for which Purchase Rights have been exercised or are then outstanding), the Administrator shall make a pro rata allocation of the shares remaining available for purchase under this Plan in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Administrator shall notify each Participant of such reduction and of the effect on the Participant’s Purchase Rights and shall similarly reduce the rate of payroll deductions, if necessary.

Section 4. Eligibility

(a) Eligibility Requirements. Each Employee (i) who completes and submits a Payroll Deduction Form by the time and in accordance with the procedures set forth in Section 7(a) of this Plan, (ii) whose customary Employment with the Company or a Designated Subsidiary, as applicable, is for more than five (5) months per calendar year, (iii) who customarily works twenty (20) hours or more per week, and (iv) who satisfies the requirements set forth in this Plan will be an Eligible Employee, subject to any limitations and exceptions provided elsewhere in this Plan or any sub-plan or separate offering contemplated by Section 17.

(b) Five Percent Shareholders. No Employee may be granted a Purchase Right under this Plan if, immediately after the Purchase Right is granted, the Employee would own (or pursuant to Section 424(d) of the Code would be deemed to own) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its Parent or Subsidiaries, if any.

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Appendix A (continued)

(c) Foreign Employees. Employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) will not be eligible to participate in this Plan if (i) the grant of a Purchase Right under this Plan to the Employee is prohibited under the laws of such jurisdiction, or (ii) compliance with the laws of the foreign jurisdiction would cause this Plan to violate the requirements of Section 423.

(d) Additional Requirements. The Administrator may, for Offering Periods that have not yet commenced, establish additional eligibility requirements not inconsistent with Section 423.

Section 5. Offering Periods

This Plan will generally be implemented by a series of separate offering periods (each, an “Offering Period”) during which shares of Common Stock will be offered for purchase under this Plan. Unless otherwise determined by the Administrator, the Offering Periods will be successive periods of approximately three (3) months commencing on the first Business Day of each calendar quarter, anticipated to be on or around January 1, April 1, July 1 and October 1 of each year, and ending on the last Business Day of each calendar quarter, anticipated to be on or around March 31, June 30, September 30 and December 31, as applicable, of each year. The Administrator may change the commencement date, the ending date and the duration of the Offering Periods to the extent permitted by Section 423. The first Offering period under this Plan will commence on July 1, 2015 and end on September 30, 2015.

Section 6. Grant of Purchase Rights

On the first day of an Offering Period, each Participant automatically will be granted a right to purchase Common Stock (a “Purchase Right”) on the last Business Day of each Offering Period (each, a “Purchase Date”), subject to the limitations set forth in Section 4 and Section 10 of this Plan and the Maximum Share Limit; provided, however, that no Participant will be granted a Purchase Right under this Plan that would permit the Participant’s right to purchase Common Stock under this Plan and under all other employee stock purchase plans of the Company and its Parent and Subsidiaries, if any, to accrue at a rate that exceeds $25,000 in Fair Market Value (or such other maximum as may be prescribed from time to time by the Code) for each calendar year during which any Purchase Right granted to such Participant is outstanding at any time, as determined in accordance with Section 423(b)(8) of the Code. The Administrator may change the Purchase Date to the extent permitted by Section 423. Notwithstanding anything in this Plan to the contrary, no Purchase Right under this Plan may be exercised after 27 months from its grant date.

Section 7. Method of Participation

(a) Payroll Deduction and Participation Authorization. To participate in an Offering Period, an Eligible Employee must complete and submit to the Administrator a Payroll Deduction Form in accordance with the procedures prescribed by and in a form acceptable to the Administrator and, in so doing, the Eligible Employee will thereby become a participant in this Plan (a “Participant”), which participation will be effective as of the first day of the Offering Period. Such an Eligible Employee will remain a Participant with respect to subsequent Offering Periods until his or her participation in this Plan is terminated as provided herein. Such Payroll Deduction Form must be completed and submitted within the first three full weeks of the month immediately prior to the first day of an Offering Period, or such other time as specified by the Administrator.

(b) Changes to Payroll Deduction Authorization for Subsequent Offering Periods. A Participant’s payroll deduction authorization will remain in effect for subsequent Offering Periods unless the Participant completes and submits a new Payroll Deduction Form within the time specified by the Administrator prior to the first day of the subsequent Offering Period or the Participant’s Purchase Right is cancelled pursuant to Section 13 or Section 14 of this Plan.

(c) Changes to Payroll Deduction Authorization for Current Offering Period. During an Offering Period, a Participant’s payroll deduction authorization may be reduced once, but may not be increased. Any reduction to a Participant’s payroll deduction authorization must be delivered to the Administrator in accordance with the procedures prescribed by, and in a

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Appendix A (continued)

form acceptable to, the Administrator and will be effective as soon as administratively practicable. If a Participant’s payroll deduction authorization is reduced to zero percent (0%) during an Offering Period, payroll deductions previously accumulated during such Offering Period will be applied to purchase Common Stock on the Purchase Date for that Offering Period and the Participant’s participation in this Plan will thereupon terminate, unless the Participant has delivered a new Payroll Deduction Form for the subsequent Offering Period in accordance with the rules of Section 7(b) above. A Participant may also terminate his or her payroll deduction authorization during an Offering Period by canceling his or her Purchase Right in accordance with Section 13 of this Plan.

(d) Payroll Deduction Percentage. Each payroll deduction authorization will request payroll deductions in multiples of one percent (1%) of the Eligible Employee’s Eligible Earnings for each payroll period within an Offering Period, up to a maximum of ten percent (10%).

(e) Payroll Deduction Account. All payroll deductions made pursuant to this Section 7 will be credited to the Participant’s Book Account. Amounts credited to a Participant’s Book Account will not be required to be set aside in trust or otherwise segregated from the Company’s general assets.

Section 8. Method of Payment

A Participant must pay for Common Stock purchased under this Plan with accumulated payroll deductions credited to the Participant’s Book Account, unless otherwise provided by the Administrator under a sub-plan or separate offering contemplated by Section 17.

Section 9. Purchase Price

The Purchase Price of shares of Common Stock issued pursuant to the exercise of a Purchase Right on the Purchase Date of an applicable Offering Period will be eighty-five percent (85%) (or such greater percentage specified by the Administrator to the extent permitted under Section 423) of the lesser of (a) the Fair Market Value of a share of Common Stock on the date on which the Purchase Right was granted pursuant to Section 6 of this Plan (i.e., the first Business Day of the Offering Period) and (b) the Fair Market Value of a share of Common Stock on the date on which the Purchase Right is deemed exercised pursuant to Section 10 of this Plan (i.e., the Purchase Date).

Section 10. Exercise of Purchase Rights

(a) Purchase of Shares. With respect to each Offering Period, on the applicable Purchase Date, each Participant will be deemed to have exercised his or her Purchase Right and the accumulated payroll deductions in the Participant’s Book Account will be applied to purchase the greatest number of shares of Common Stock (including fractional shares) that can be purchased with such Participant’s Book Account balance at the applicable Purchase Price; provided, however, that no more than 2,500 shares of Common Stock may be purchased by a Participant on any Purchase Date, or such lesser number as the Administrator may prescribe in accordance with Section 423 (the “Maximum Share Limit”) and, provided further, that such purchase is subject to the limitations set forth in Section 6 of this Plan and Section 10(b). As soon as practicable after each Purchase Date, unless otherwise provided by the Administrator in accordance with any procedures prescribed by the Administrator, the Company will transfer or cause to be transferred the shares of Common Stock so purchased by a Participant to a designated brokerage account maintained for the Participant. Such purchased shares shall be held in “street name”, unless otherwise designated by the Administrator.

(b) Return of Account Balance. Any amount of payroll deductions in a Participant’s Book Account that are not used for the purchase of shares of Common Stock, whether because of the Participant’s withdrawal from participation in an Offering Period or for any other reason, will be returned to the Participant (or his or her designated beneficiary or legal representative, as applicable), without interest, as soon as administratively practicable after such withdrawal or other event, as applicable. If the Participant’s accumulated payroll deductions on the Purchase Date of an Offering Period would otherwise enable the Participant to purchase shares of Common Stock in excess of the Maximum Share Limit or the maximum Fair

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Appendix A (continued)

Market Value set forth in Section 6 of this Plan, the excess of the amount of the accumulated payroll deductions over the aggregate Purchase Price of the shares of Common Stock actually purchased will be returned to the Participant, without interest, as soon as administratively practicable after such Purchase Date.

Section 11. Interest

No interest will be payable on any amount held in any Participant’s Book Account.

Section 12. Taxes

Payroll deductions will be made on an after-tax basis. The Administrator will have the right to make such provision as it deems necessary for, and may condition the exercise of a Purchase Right on, the satisfaction of its obligations to withhold federal, state, local income or other taxes incurred by reason of the purchase or disposition of Common Stock under this Plan. In the Administrator’s discretion and subject to applicable law, such tax obligations may be paid in whole or in part by delivery of shares of Common Stock to the Company, including shares of Common Stock purchased under this Plan, valued at Fair Market Value, but not in excess of the minimum statutory amounts required to be withheld.

Section 13. Cancellation and Withdrawal

(a) Cancellation of Payroll Deduction Authorization. A Participant who has been granted a Purchase Right under this Plan may cancel all (but not less than all) of such Purchase Right and terminate his or her payroll deduction authorization by notice delivered to the Administrator in accordance with the procedures prescribed by, and in a form acceptable to, the Administrator. To be effective with respect to an upcoming Purchase Date, such cancellation notice must be delivered not later than five (5) Business Days prior to such Purchase Date (or such other time as specified by the Administrator). Upon such termination and cancellation, the balance in the Participant’s Book Account will be returned to the Participant, without interest, as soon as administratively practicable thereafter. For the avoidance of doubt, a Participant who reduces his or her withholding rate for future payroll periods to zero percent (0%) pursuant to Section 7 of this Plan will be deemed to have terminated his or her Payroll Deduction Form and canceled his or her participation in future Offering Periods, unless the Participant has delivered a new Payroll Deduction Form for a subsequent Offering Period in accordance with the rules of Section 7(b) of this Plan.

(b) 401(k) Hardship Withdrawal. To the extent the Company relies on the safe harbor provided by Section 1.401(k)-1(d)(3)(iv)(E)(2) of the Treasury Regulations, a Participant who makes a hardship withdrawal from a 401(k) Plan will be deemed to have terminated his or her payroll deduction authorization for subsequent payroll dates relating to the then current Offering Period as of the date of such hardship withdrawal and amounts accumulated in the Participant’s Book Account as of such date will be returned to the Participant, without interest, as soon as administratively practicable thereafter. To the extent the Company relies on the safe harbor provided by Section 1.401(k)-1(d)(3)(iv)(E)(2) of the Treasury Regulations, an Employee who has made a hardship withdrawal from a 401(k) Plan will not be permitted to participate in Offering Periods commencing after the date of his or her hardship withdrawal until the first Offering Period that begins at least six months after the date of his or her hardship withdrawal.

Section 14. Termination of Employment; Death of Participant; Leave

(a) Termination of Employment or Death of Participant. Upon the termination of a Participant’s employment with the Company or a Designated Subsidiary, as applicable, for any reason during an Offering Period prior to the Purchase Date or in the event the Participant ceases to qualify as an Eligible Employee, the Participant will cease to be a Participant, any Purchase Right held by the Participant under this Plan will be canceled, the balance in the Participant’s Book Account will be returned to the Participant (or his or her designated beneficiary or legal representative, as applicable), without interest, as soon as administratively practicable thereafter, and the Participant will have no further rights under this Plan.

(b) Leaves of Absence. In the event a Participant ceases to remain in active service during an Offering Period by reason of an approved leave of absence, the effect of such leave of absence on such Participant’s participation in this Plan shall be determined in accordance with Section 423.

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Appendix A (continued)

Section 15. Equal Rights; Participant’s Rights Not Transferable

All Participants granted rights to purchase Common Stock in an offering under this Plan will have the same rights and privileges, consistent with the requirements set forth in Section 423. Any Purchase Right granted under this Plan will be exercisable during the Participant’s lifetime only by him or her and may not be sold, pledged, assigned, or transferred in any manner. In the event any Participant violates or attempts to violate the terms of this Section 15, as determined by the Administrator in its sole discretion, any Purchase Rights granted to the Participant under this Plan may be terminated by the Company and, upon the return to the Participant of the balance of the Participant’s Book Account, without interest, all of the Participant’s rights under this Plan will terminate.

Section 16. Change in Capitalization; Corporate Transaction

(a) Change in Capitalization. In the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, reverse stock split, split-up, recapitalization, merger, consolidation, reorganization, or other capital change, the aggregate number and type of shares of Common Stock available under this Plan, the number and type of shares of Common Stock granted or purchasable under any outstanding Purchase Right and the purchase price per share of Common Stock under any outstanding Purchase Right will be appropriately adjusted; provided, that any such adjustment shall be made in a manner that complies with Section 423.

(b) Corporate Transaction. In the event of a Corporate Transaction, the Administrator may, in its discretion, (i) if the Company is merged with or acquired by another corporation, provide that each outstanding Purchase Right under this Plan will be assumed or exchanged for a substitute right granted by the acquiror or successor corporation or by a parent or subsidiary of the acquiror or successor corporation, (ii) cancel each outstanding Purchase Right under this Plan and return the balance in each Participant’s Book Accounts to each Participant, and/or (iii) pursuant to Section 17 of this Plan, terminate the Offering Period on or before the date of the proposed sale, merger or similar transaction.

Section 17. Amendment and Termination of Plan; Separate Offerings; Sub-Plans

(a) Amendment. The Board reserves the right at any time or times to amend this Plan to any extent and in any manner it may deem advisable; provided, however, that any amendment that would be treated as the adoption of a new plan for purposes of Section 423 will have no force or effect unless approved by the shareholders of the Company within the period required by Section 423.

(b) Termination. The Board reserves the right at any time or times to suspend or terminate this Plan. In connection therewith, the Board may provide, in its sole discretion, either that outstanding Purchase Rights will be exercisable either on the Purchase Date for the applicable Offering Period or on such earlier date as the Board may specify (in which case such earlier date will be treated as the Purchase Date for the applicable Offering Period), or that the balance of each Participant’s Book Account will be returned to the Participant, without interest.

(c) Separate Offerings; Sub-Plans. Notwithstanding the foregoing or any provision of this Plan to the contrary, consistent with the requirements of Section 423, the Administrator may, in its sole discretion, amend the terms of this Plan, or an offering, and/or provide for separate offerings under this Plan in order to, among other things, reflect the impact of local law outside of the United States as applied to one or more Eligible Employees of a Designated Subsidiary and may, where appropriate, establish one or more sub-plans to reflect such amended provisions.

Section 18. Approvals

Notwithstanding anything herein to the contrary, the obligation of the Company to issue and deliver Common Stock under this Plan will be subject to the approval required of any governmental authority in connection with the authorization, issuance, sale or transfer of such Common Stock and to any requirements of any applicable national securities exchange, and to compliance by the Company with other applicable legal requirements in effect from time to time.

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Appendix A (continued)

Section 19. Participants’ Rights as Shareholders and Employees

A Participant will have no rights or privileges as a shareholder of the Company and will not receive any dividends in respect of any shares of Common Stock covered by a Purchase Right granted hereunder until such Purchase Right has been exercised, full payment has been made for such shares, and the shares have been issued to the Participant.

Nothing contained in the provisions of this Plan will be construed as giving to any Employee the right to be retained in the employ of the Company or any Subsidiary or as interfering with the right of the Company or any Subsidiary to discharge, promote, demote or otherwise re-assign any Employee from one position to another within the Company or any Subsidiary at any time.

Section 20. Information Regarding Dispositions.

By electing to participate in this Plan, each Participant agrees to notify the Company in writing within 15 days of any disposition of shares of Common Stock acquired under this Plan.

Section 21. Governing Law

This Plan will be governed by and interpreted consistently with the laws of the State of Delaware, except as may be necessary to comply with applicable requirements of federal or local law.

Section 22. Effective Date and Term

The Board has adopted this Plan subject to its approval by the Company’s shareholders at the Company’s annual meeting in 2015. Subject to such approval, this Plan will become effective on the date of the Company’s annual meeting in 2015 (such date, the “Effective Date”). No rights will be granted hereunder after the earliest to occur of (a) this Plan’s termination by the Company, (b) the issuance of all shares of Common Stock available for issuance under this Plan or (c) the day before the 10-year anniversary of the Effective Date.

EXHIBIT A

Definition of Terms

The following terms, when used in this Plan, will have the meanings and be subject to the provisions set forth below:

“401(k) Plan”: A savings plan qualifying under Section 401(k) of the Code that is sponsored by the Company for the benefit of its employees.

“Administrator”: The Compensation and Management Development Committee of the Board, except that the Compensation and Management Development Committee may delegate its authority under this Plan to a sub-committee comprised of one or more of its members, to members of the Board, or to officers or employees of the Company to the extent permitted by applicable law. In each case, references herein to the Administrator refer, as applicable, to such persons or groups so delegated to the extent of such delegation.

“Affiliate” Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as a single employer under Sections 414(b) or 414(c) of the Code, except that such sections shall be applied by substituting “at least 50%” for “at least 80%” wherever applicable. The Company may at any time by amendment provide that different ownership thresholds apply.

“Board”: The Board of Directors of the Company.

“Business Day”: Any day on which the national exchange or trading system on which the Common Stock is traded is available and open for trading.

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Appendix A (continued)

“Code”: The U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Common Stock”: Common stock of the Company, par value $0.0005 per share.

“Company”: Biogen Inc.

“Corporate Transaction”: A (i) consolidation, merger or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company (or any Affiliate) is not the surviving corporation or which results in the acquisition of all or substantially all of the then outstanding shares of Common Stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) sale or transfer of all or substantially all of the Company’s assets or (iii) dissolution or liquidation of the Company. Where a Corporate Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) as determined by the Compensation and Management Development Committee of the Board, the Corporate Transaction shall be deemed to have occurred upon consummation of the tender offer.

“Designated Subsidiary”: A Subsidiary of the Company that has been designated by the Board or the Compensation and Management Development Committee of the Board from time to time as eligible to participate in this Plan as set forth on Exhibit B to this Plan. For the avoidance of doubt, any Subsidiary of the Company shall be eligible to be designated as a Designated Subsidiary hereunder.

“Effective Date”: The date set forth in Section 22 of this Plan.

“Eligible Earnings”: Regular base salary, overtime payments, shift differentials, annual bonuses, commissions and other sales incentives (excluding, for the avoidance of doubt, any non-cash payments or awards or long-term incentive payments or awards). Eligible Earnings will not be reduced by any income or employment tax withholdings or any contributions by the Employee to a 401(k) Plan or a plan under Section 125 of the Code, but will be reduced by any contributions made on the Employee’s behalf by the Company or any Subsidiary to any deferred compensation plan or welfare benefit program now or hereafter established.

“Eligible Employee”: Any Employee who meets the eligibility requirements set forth in Section 4 of this Plan.

“Employee”: Any person who is employed by the Company or a Designated Subsidiary. For the avoidance of doubt, independent contractors and consultants are not “Employees”.

“Fair Market Value”:

(a) If the Common Stock is readily traded on an established national exchange or trading system (including the NASDAQ Global Select Market), the closing price of a share of Common Stock as reported by the principal exchange on which such Common Stock is traded; provided, however, that if such day is not a trading day, Fair Market Value will mean the reported closing price of a share of Common Stock for the immediately preceding day that is a trading day.

(b) If the Common Stock is not traded on an established national exchange or trading system, the average of the bid and ask prices for shares of Common Stock where the bid and ask prices are quoted.

(c) If the Common Stock cannot be valued pursuant to clauses (a) or (b), the value as determined in good faith by the Board in its sole discretion.

“Maximum Share Limit”: The meaning set forth in Section 10 of this Plan.

“Offering Period”: An offering period established in accordance with Section 5 of this Plan.

“Parent”: A “parent corporation” as defined in Section 424(e) of the Code.

“Participant”: The meaning set forth in Section 7(a) of this Plan.

“Participant’s Book Account”: A payroll deduction book account maintained in the Participant’s name by the Company.

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Appendix A (continued)

“Payroll Deduction Form”: The payroll deduction and participant authorization form provided by the Administrator that an Employee must complete and submit in order to participate in this Plan.

“Plan”: This Biogen Inc. 2015 Employee Stock Purchase Plan, as from time to time amended and in effect.

“Purchase Date”: The date set forth in Section 6 of this Plan or otherwise designated by the Administrator with respect to a particular Offering Period on which a Participant will be deemed to have exercised the Purchase Right granted to him or her for such Offering Period.

“Purchase Price”: The price per share of Common Stock with respect to an Offering Period determined in accordance with Section 9 of this Plan.

“Purchase Right”: A right to purchase shares of Common Stock granted pursuant to an offering under this Plan as set forth in Section 6 of this Plan.

“Section 423”: Section 423 of the Code and the regulations thereunder.

“Subsidiary”: A “subsidiary corporation” as defined in Section 424(f) of the Code.

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Appendix A (continued)

EXHIBIT B

Designated Subsidiaries

Designated Subsidiaries as of the date of adoption of this Plan by the Board are listed below:

Biogen Idec Australia PTY Ltd	Australia
Biogen Idec Austria GmbH	Austria
Biogen Idec Belgium N.V./S.A.	Belgium
Biogen Idec Brazil Produtos Farmaceuticos LTDA	Brazil
Biogen Idec (Denmark) A/S	Denmark
Biogen Idec (Denmark) Manufacturing ApS	Denmark
Biogen Idec Finland OY	Finland
Biogen Idec France S.A.S.	France
Biogen Idec GmbH	Germany
Biogen Idec Biotech India Pvt. Ltd.	India
Biogen Idec Iberia S.L.	Spain
Biogen Idec (Ireland) Ltd.	Ireland
Biogen Idec Japan Ltd.	Japan
Biogen Idec International B.V.	The Netherlands
Biogen Idec Norway AS	Norway
Biogen Idec NZ Ltd.	New Zealand
Biogen Idec Portugal Sociedade Farmaceutica, Unipessoal, Lda.	Portugal
Biogen Idec Iberia, S.L.	Spain
Biogen Idec (Slovak Republic) s.r.o.	Slovak Republic
Biogen Idec promet s farmacevtskimi in biotehnoloskimi proizvodi d.o.o	Slovenia
Biogen Idec Sweden AB	Sweden
Biogen Idec International GmbH	Switzerland
Biogen Idec Ltd.	UK
Biogen Idec Switzerland AG	Switzerland
Biogen Idec Italia SRL	Italy
Biogen Idec Management Services GmbH	Switzerland
Biogen Idec (Denmark) New Manufacturing ApS	Denmark
Fundacion Biogen Idec	Spain
Biogen Idec (Singapore) Pte Ltd	Singapore
Biogen Idec Hungary KFT	Hungary
Biogen Idec Uruguay SA	Uruguay
Biogen Idec Chile Spa	Chile
Biogen Idec International Neuroscience GmbH	Switzerland
Biogen Idec Poland	Poland
Biogen Idec Research Ltd.	UK
Biogen Idec Hemophilia Inc.	US
Biogen Idec Therapeutics	US
Biogen Idec US Pacific LLC	US
Biogen Idec US Corp.	US
Biogen Idec MA Inc.	US
Biogen Idec US Limited Partnership	US
Biogen Idec Canada Inc.	Ontario, Canada

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APPENDIX B

2006 Non-Employee Directors Equity Plan

BIOGEN INC.

2006 NON-EMPLOYEE DIRECTORS EQUITY PLAN

(Approved by stockholders on May 25, 2006; as amended through March 27, 2015)

1. Purpose; Establishment.

The Biogen 2006 Non-Employee Directors Equity Plan is intended to encourage ownership of shares of Common Stock by Non-Employee Directors of the Company and its Affiliates, and to provide an additional incentive to those directors to promote the success of the Company and its Affiliates. The Plan has been adopted and approved by the Board of Directors, and became effective on the Effective Date.

2. Definitions.

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Affiliate” shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act.

(b) “Agreement” shall mean either the written or electronic agreement between the Company and a Participant or a written or electronic notice from the Company to a Participant evidencing an Award.

(c) “Award” shall mean any Option, Restricted Stock, Restricted Stock Unit, Dividend Equivalent Rights, Stock Appreciation Right or Other Award granted pursuant to the terms of the Plan.

(d)	“Beneficial Owner” shall have the meaning set forth in Section 13(d) of the Exchange Act.

(e) “Board of Directors” or “Board” shall mean the Board of Directors of the Company.

(f) “Certificate” shall mean either a physical paper stock certificate or electronic book entry or other electronic form of account entry evidencing the ownership of shares of Restricted Stock or shares of Common Stock acquired upon exercise, vesting or settlement, as the case may be, of Awards other than Restricted Stock.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(h) “Committee” shall mean the committee appointed to administer the Plan pursuant to Section 3.

(i) “Company” shall mean Biogen Inc., a Delaware corporation.

(j) “Common Stock” shall mean the common stock of the Company, par value $0.0005 per share.

(k) “Continuing Director” shall mean, as of any date of determination, any member of the Board who (a) was a member of the Board on the Effective Date or (b) becomes a member of the Board subsequent to the Effective Date and was appointed, nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such appointment, nomination or election, provided that a director whose initial assumption of office is in connection with an actual or threatened election contest will not be considered a Continuing Director unless and until (i) such director has served on the Board for at least two years and (ii) the most recent reelection of such director has been approved by a majority of the Continuing Directors in office at the time of such approval.

(l) A “Corporate Change in Control” shall be deemed to have occurred upon the first of the following events:

(i)	an event in which any Person, is or becomes the Beneficial Owner, together with all Affiliates and associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of such Person, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

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Appendix B (continued)

(ii)	the consummation of the merger or consolidation of the Company with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger; or

(iii)	at any time the Continuing Directors do not constitute a majority of the Board (or, if applicable, the board of directors of a successor to the Company).

Notwithstanding the foregoing, in any case where the occurrence of a Corporate Change in Control could affect the vesting of or payment under an Award subject to the requirements of Section 409A of the Code, to the extent required to comply with Section 409A of the Code, the term “Corporate Change in Control” shall mean an occurrence that both (i) satisfies the requirements set forth above in this definition and (ii) is a “change in control event” as that term is defined in the regulations under Section 409A of the Code.

(m) A “Corporate Transaction” shall be deemed to have occurred upon the first of the following events: (i) a consolidation, merger or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company (or an Affiliate) is not the surviving corporation or which results in the acquisition of all or substantially all of the then outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) a sale or transfer of all or substantially all of the Company’s assets; or (iii) a dissolution or liquidation of the Company. Where a Corporate Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) as determined by the Committee, the Corporate Transaction shall be deemed to have occurred upon consummation of the tender offer.

Notwithstanding the foregoing, in any case where the occurrence of a Corporate Transaction could affect the vesting of or payment under an Award subject to the requirements of Section 409A of the Code, to the extent required to comply with Section 409A of the Code, the term “Corporate Transaction” shall mean an occurrence that both (i) satisfies the requirements set forth above in this definition and (ii) is a “change in control event” as that term is defined in the regulations under Section 409A of the Code.

(n) A “Disability” shall exist for purposes of the Plan if a Participant is entitled to receive benefits under the applicable long-term disability program of the Company or an Affiliate of the Company, or, if no such program is in effect with respect to such Participant, if the Participant has become totally and permanently disabled within the meaning of Section 22(e)(3) of the Code.

(o) “Dividend Equivalent Rights” shall mean a right, granted in connection with an Award, to receive dividends (which may or may not be made subject to restrictions or forfeiture conditions, as determined by the Committee) upon the payment of a dividend with respect to the Common Stock underlying the Award, which dividends will be held in escrow until all restrictions or conditions to the vesting of the Common Stock underlying the Award have lapsed. Any escrowed dividends may, in the Committee’s discretion, be reinvested or deemed reinvested in Common Stock as of the dividend payment date.

(p) “Effective Date” shall mean May 25, 2006, the date that the Company’s stockholders approved the Plan.

(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(r) “Fair Market Value” of the Common Stock shall be calculated as follows: (i) if the Common Stock is listed on a national securities exchange and sale prices are regularly reported for the Common Stock, then the Fair Market Value shall be the closing selling price for the Common Stock reported on the applicable composite tape or other comparable reporting system on the applicable date, or if the applicable date is not a trading day, on the most recent trading day immediately prior to the applicable date; or (ii) if closing selling prices are not regularly reported for the Common Stock as described in clause (i) above, but bid and asked prices for the Common Stock are regularly reported, then the Fair Market Value shall be the arithmetic mean between the closing or last bid and asked prices for the Common Stock on the applicable date or, if the

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Appendix B (continued)

applicable date is not a trading day, on the most recent trading day immediately prior to the applicable date; or (iii) if prices are not regularly reported for the Common Stock as described in clauses (i) or (ii) above, then the Fair Market Value shall be such value as the Committee in good faith determines.

(s) “For Cause” shall mean any act of: (i) fraud or intentional misrepresentation, or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate. The determination of the Committee as to the existence of circumstances warranting a termination For Cause shall be conclusive.

(t) “Non-Employee Director” has the meaning set forth in Section 5.

(u) “Nonqualified Stock Option” shall mean an Option that is not an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision.

(v) “Option” shall mean an option to purchase shares of Common Stock granted pursuant to Section 7.

(w) “Other Award” shall mean an Award granted pursuant to Section 10.

(x) “Participant” shall mean a Non-Employee Director to whom an Award is granted pursuant to the Plan.

(y) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include: (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefits plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation or other business entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(z) “Plan” shall mean the Biogen Inc. 2006 Non-Employee Directors Equity Plan (formerly the Biogen Idec Inc. 2006 Non-Employee Directors Equity Plan), as amended from time to time.

(aa) “Restricted Stock” shall mean a share of Common Stock which is granted pursuant to the terms of Section 8 and which may not be in any manner transferred or disposed of (such restrictions being known as the “Transfer Restrictions”) prior to the applicable Vesting Date.

(bb) “Restricted Stock Unit” means a unit granted pursuant to Section 8 that represents the right to receive the Fair Market Value of one share of Common Stock, which is payable in cash or Common Stock, as specified in the applicable Agreement, and which may or may not be subject to forfeiture restrictions.

(cc) “Retirement” as to any Participant shall mean such person’s leaving the Board under the following circumstances: (i) as of the annual stockholders meeting that occurs in the year in which the Participant reaches age 75, or (ii) upon the completion of such person’s current term provided he or she has provided the Board with at least six months prior written notice of retirement, but not including a Participant’s termination For Cause, as determined by the Committee. Notwithstanding the foregoing, a Participant elected to the Board other than at an annual stockholders meeting shall not be eligible for Retirement pursuant to clause (ii) of this Section 2(cc) until the completion of a term for which such Participant is elected to serve by the stockholders at an annual stockholders meeting.

(dd) “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(ee) “Stock Appreciation Right” shall mean the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise) over: (i) if the Stock Appreciation Right is not related to an Option, the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right was granted, or (ii) if the Stock Appreciation Right is related to an Option, the exercise price of the related Option, subject to such further terms and conditions as are provided under Section 9.

(ff) “Transaction” has the meaning set forth in Section 4(c).

(gg) “Vesting Date” shall mean the date established by the Committee on which an Award shall vest.

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Appendix B (continued)

3. Administration of the Plan.

The Plan shall be administered by the Board of Directors, or by a committee of the Board which shall consist of two or more persons each of whom, unless otherwise determined by the Board, is (a) a “non-employee director” within the meaning of Rule 16b-3 and (b) an “independent director” as defined in Nasdaq Stock Market Rules. References in the Plan to the “Committee” shall mean the Board or any such committee. The Committee shall have the authority in its sole and absolute discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation: (1) the authority to grant Awards, (2) to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions and restrictions relating to any Award, (3) to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered, (4) to construe and interpret the Plan and any Award, (5) to prescribe, amend and rescind rules and regulations relating to the Plan, (6) to determine the terms and provisions of Agreements, and (7) to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its sole and absolute discretion, without amendment to the Plan, waive or amend the operation of Plan provisions respecting exercise after termination of Board service and, except as otherwise provided herein, adjust any of the terms of any Award. The Committee may also (a) accelerate the date on which any Award granted under the Plan becomes exercisable or (b) accelerate the Vesting Date or waive or adjust any condition imposed hereunder with respect to the vesting or exercisability of an Award, provided that the Committee determines that such acceleration, waiver or other adjustment is necessary or desirable in light of extraordinary circumstances. Notwithstanding the foregoing, no Award outstanding under the Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price applicable thereto (other than with respect to adjustments made in connection with a Transaction or other change in the Company’s capitalization) without the approval of the Company’s stockholders. In addition, no Award shall provide a “reload” feature pursuant to which the Participant would receive an automatic grant of additional Awards to replace the shares of Common Stock surrendered to exercise an Award, and no Option shall be exercisable prior to the applicable Vesting Date for shares of Common Stock subject to repurchase by the Company, upon a termination of Board service prior to such Vesting Date, for the exercise price paid by the Participant.

4. Stock Subject to the Plan.

(a) Shares Available for Awards. Subject to the provisions of Sections 4(b), 4(c) and 4(d) hereof, the maximum number of shares of Common Stock reserved for issuance under the Plan shall be 1,600,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. The grant of any Award other than an Option or a Stock Appreciation Right shall, for purposes of this Section 4(a), reduce the number of shares of Common Stock available for issuance under the Plan by one and one-half (1.5) shares of Common Stock for each such share actually subject to the Award. The grant of an Option or a Stock Appreciation Right shall be deemed, for purposes of this Section 4(a), as an Award of one share of Common Stock for each such share actually subject to the Award.

(b) Adjustment for Change in Capitalization. In the event that any dividend or other distribution is declared (whether in the form of cash, Common Stock, or other property), or there occurs any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, then, unless otherwise determined by the Committee in its sole and absolute discretion with respect to dividends or distributions of cash or other non-stock property, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property issued or issuable in connection with outstanding Awards, (3) the exercise price, grant price or purchase price relating to any outstanding Awards, and (4) the limits on Awards under Section 6(b) shall be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants.

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Appendix B (continued)

(c) Adjustment for Change or Exchange of Shares for Other Consideration. In the event that outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event (“Transaction”), then, unless otherwise determined by the Committee in its sole and absolute discretion, (1) each outstanding Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such Transaction, provided that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each outstanding Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock covered by the outstanding Award would have been changed or exchanged had they been held by a stockholder of the Company.

(d) Reuse of Shares. Any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award for any reason whatsoever shall again become available for Awards in an amount determined in accordance with the share counting formulas set forth in Section 4(a), except that the exercise of a Stock Appreciation Right shall not be deemed to result in unissued shares, even if fewer shares are issued than the number of shares in which the Award was denominated.

5. Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be limited to: (i) those individuals who are first elected as non-employee Board members after the Effective Date, whether by the Company’s stockholders or by the Board, and (ii) those individuals who continue to serve as non-employee Board members after such Effective Date, whether or not they commenced Board service prior to such Effective Date. In no event, however, shall any non-employee Board member be eligible to participate in the Plan unless such individual is an “independent director” as defined in Nasdaq Stock Market Rules. Each non-employee Board member eligible to participate in the Plan pursuant to the foregoing criteria shall be designated an eligible “Non-Employee Director” for purposes of the Plan.

6. Awards Under the Plan; Agreement.

(a) General. The Committee may grant Options, shares of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and Other Awards pursuant to Section 6(b), in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan, and may provide for Dividend Equivalent Rights with respect to any Award. Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable, which are not in conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

(b) Awards. Awards shall be granted as specified below.

(i) Initial Grant. Each individual who is first elected as a Non-Employee Director, whether by the Company’s stockholders or by the Board, on or after the Effective Date, may be granted, on the date of such initial election, one or more Awards (defined as the “Initial Grant”), the amount and type of which shall be determined by the Committee consistent with the provisions of the Plan, provided that the number of shares of Common Stock subject to such Initial Grant shall not exceed 35,000 shares in the aggregate (calculated as described in subsection (iv) below). Initial Grants shall vest ratably in equal annual installments on each of the first three anniversaries of the date of grant.

(ii) Annual Grant. On the date of each annual stockholders meeting, commencing with the 2006 annual meeting, each individual who is at the time serving as a Non-Employee Director shall be granted one or more Awards (defined as the “Annual Grant”), the amount and type of which shall be determined by the Committee consistent with the provisions of the

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Appendix B (continued)

Plan, provided that the number of shares of Common Stock subject to such Annual Grant shall not exceed 17,500 shares in the aggregate (calculated as described in subsection (iv) below). An individual elected as a Non-Employee Director other than at an annual meeting of stockholders shall receive, on the date of such election, a pro rata portion of the Annual Grant made at the preceding annual stockholders meeting based on the number of days from the date of election to the next annual meeting of stockholders, divided by 365. Annual Grants shall fully vest on the first anniversary of the date of grant or over such longer period and in such increments as the Committee may otherwise determine.

(iii) Non-Executive Chairman Grants. Upon election as Non-Executive Chairman of the Board of Directors on or after the Effective Date, a Non-Employee Director may be granted, on the date of such election, one or more Awards (defined as the “Supplemental Initial Grant”), the amount and type of which shall be determined by the Committee consistent with the provisions of the Plan, provided that the number of shares of Common Stock subject to such an individual’s Initial Grant and Supplemental Initial Grant shall not exceed 50,000 shares in the aggregate (calculated as described in subsection (iv) below). On the date of each annual stockholders meeting commencing with the 2006 annual meeting, any Non-Employee Director then serving as Non-Executive Chairman of the Board of Directors shall be granted one or more Awards (defined as the “Supplemental Annual Grant”), the amount and type of which shall be determined by the Committee consistent with the provisions of the Plan, provided that the number of shares of Common Stock subject to such an individual’s Annual Grant and Supplemental Annual Grant shall not exceed 30,000 shares in the aggregate (calculated as described in subsection (iv) below). A Non-Employee Director elected as Non-Executive Chairman of the Board other than at an annual meeting of stockholders shall receive, on the date of such election, a pro rata portion of the Supplemental Annual Grant. Supplemental Initial Grants shall vest ratably in equal annual installments on each of the first three anniversaries of the date of grant, and Supplemental Annual Grants shall fully vest on the first anniversary of the date of grant.

(iv) Share Equivalents. For purposes of applying the limits on the number of shares of Common Stock which may be subject to Awards made pursuant to Initial Grants, Supplemental Initial Grants, Annual Grants and Supplemental Annual Grants under this Section 6(b): (A) the grant of any Award other than an Option or a Stock Appreciation Right shall be treated as an Award of one and one-half (1.5) shares of Common Stock for each such share actually subject to the Award, and (B) the grant of an Option or a Stock Appreciation Right shall be treated as an Award of one share of Common Stock for each such share actually subject to the Award.

7. Options.

(a) Identification of Options. Each Option shall be a Nonqualified Stock Option and shall state the number of shares of the Common Stock to which it pertains.

(b) Exercise Price. Each Agreement with respect to an Option shall set forth the amount (the “option exercise price”) payable by the Participant to the Company upon exercise of the Option. The option exercise price per share shall be equal to the Fair Market Value of the Common Stock on the date of grant.

(c) Term and Exercise of Options.

(i) Each Option shall become exercisable at the time or times determined by the Committee as set forth in the applicable Agreement, consistent with the provisions of the Plan. The expiration date of each Option shall be ten (10) years from the date of the grant thereof, or at such earlier time as the Committee shall expressly state in the applicable Agreement.

(ii) An Option shall be exercised by delivering notice as specified in the Agreement on the form of notice provided by the Company. The option exercise price shall be payable upon the exercise of the Option. It shall be payable in one of the following forms: (A) in United States dollars in cash or by check, (B) if permitted by the Committee, in shares of Common Stock that have been held by the Participant (or a permitted transferee of such person) for at least six months and having a Fair Market Value as of the date of exercise equal to the aggregate option exercise price, (C) at the discretion of the Committee, in accordance with a cashless exercise program established with a securities brokerage firm, or (D) at the discretion of the Committee, by any combination of (A), (B) and (C) above, or (E) by such other method as the Committee may, in its discretion, permit.

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Appendix B (continued)

(iii) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant, or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(iv) Notwithstanding anything to the contrary in this Plan, on the last day on which an Option is exercisable in accordance with the Plan and the terms of the Award, if the exercise price of the Option is less than the Fair Market Value of the Common Stock on that day, the stock option will be deemed to have been exercised on a net share settlement basis at the close of business on that day. As promptly as practicable thereafter, the Company will deliver to the Participant the number of shares underlying the Option less the number of shares having a Fair Market Value on the date of the deemed exercise equal to the aggregate exercise price for the Option.

(d) Effect of Termination of Board Service.

(i) Except as may otherwise be determined by the Committee (A) in the event that the Participant’s Board service shall terminate on account of the Retirement, death or Disability of the Participant, each Option granted to such Participant that is outstanding as of the date of such termination shall become fully vested and exercisable, and (B) in the event that the Participant’s Board service shall terminate for any reason other than Retirement, death or Disability, each Option that is not exercisable as of the date of such termination shall be cancelled at the time of such termination.

(ii) In the event that the Participant’s Board service shall terminate for any reason other than For Cause, each Option granted to such Participant, to the extent that it is or becomes exercisable at the time of such termination, shall remain exercisable by the Participant (or, in the event of the Participant’s death while such Option is still outstanding, by the Participant’s legal representatives, heirs or legatees) for the three-year period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term.

(iii) In the event of the termination of the Participant’s Board service For Cause, each outstanding Option granted (including any portion of the Option that is then exercisable) to such Participant shall be cancelled as of the commencement of business on the date of such termination.

8. Restricted Stock; Restricted Stock Units.

(a) Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b) Vesting Date. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 6(b) are satisfied, and except as provided in Section 8(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the Transfer Restrictions shall lapse. Provided that all conditions to the vesting of a Restricted Stock Unit imposed pursuant to Section 6(b) are satisfied, and except as provided in Section 8(g), upon the occurrence of the Vesting Date with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest and become non-forfeitable; provided, however, that the payment with respect to such Restricted Stock Unit shall be made in a manner that complies with the requirements of Section 409A of the Code.

(c) Dividends. Any dividends paid on shares of Restricted Stock will be held in escrow until all restrictions or conditions to the vesting of such shares have lapsed. Any escrowed dividends may, in the Committee’s discretion, be reinvested or deemed reinvested in Common Stock as of the dividend payment date.

(d) Issuance of Certificates. Following the date of grant with respect to shares of Restricted Stock, or the settlement of a Restricted Stock Unit payable in Common Stock, the Company shall cause to be issued a Certificate, registered in the name of or for the account of the Participant to whom such shares were granted, evidencing such shares. In the case of an Award of Restricted Stock, each such Certificate shall bear the following legend or substantially similar restrictive account legend: “The transferability of this Certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in or imposed pursuant to

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Appendix B (continued)

the Biogen Inc. 2006 Non-Employee Directors Equity Plan.” Such legend shall not be removed until such shares vest pursuant to the terms hereof. Each Certificate issued pursuant to this Section 8(d) in connection with a grant of Restricted Stock shall be held by the Company or its designee prior to the applicable Vesting Date, unless the Committee determines otherwise.

(e) Consequences of Vesting of Restricted Stock. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the Transfer Restrictions shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted (or a permitted transferee of such person), a Certificate evidencing such share, free of the legend set forth in Section 8(d).

(f) Settlement of Restricted Stock Units. The settlement of Restricted Stock Units may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied, or it may be deferred in accordance with such terms and conditions as the Committee may specify, subject to compliance with Section 409A of the Code.

(g) Effect of Termination of Board Service. In the event that the Participant’s Board service shall terminate for any reason other than (i) Retirement, (ii) death or (iii) Disability, each unvested grant of Restricted Stock or Restricted Stock Units shall be forfeited at the time of such termination (except as may be otherwise determined by the Committee). In the event that the Participant’s Board service shall terminate on account of Retirement, death or Disability of the Participant, each grant of Restricted Stock and Restricted Stock Units that is outstanding as of the date of Retirement, death or Disability shall become fully vested.

9. Stock Appreciation Rights.

(a) A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option, or may be granted unrelated to an Option. At the time of grant of a Stock Appreciation Right, the Committee may impose such restrictions or conditions to the exercisability of the Stock Appreciation Right as it, in its absolute discretion, deems appropriate. The term of a Stock Appreciation Right granted without relationship to an Option shall not exceed ten years from the date of grant.

(b) A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 9(d). Such Option will, to the extent surrendered, then cease to be exercisable.

(c) Subject to Section 9(d)(i), and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

(d) Subject to Section 9(f), the exercise of a Stock Appreciation Right related to an Option will entitle the holder to receive payment of an amount determined by multiplying:

(i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right over the exercise price of the related Option, by

(ii) the number of shares as to which such Stock Appreciation Right is exercised.

(e) The maximum number of shares underlying a Stock Appreciation Right granted without relationship to an Option shall be set forth in the applicable Award Agreement. A Stock Appreciation Right granted without relationship to an Option will entitle the holder to receive payment, subject to Section 9(f), of an amount determined by multiplying:

(i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right over the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right was granted or such greater amount as may be set forth in the applicable Agreement, by

(ii) the number of shares as to which such Stock Appreciation Right is exercised.

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Appendix B (continued)

(f) Notwithstanding subsections (d) and (e) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted in the applicable Award Agreement.

(g) Payment of the amount determined under subsections (d) and (e) above may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares of Common Stock. If the Committee decides that payment of the amount determined under subsections (d) and (e) above may be made shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash. The payment with respect to any Stock Appreciation Right shall be made in a manner that complies with the requirements of Section 409A of the Code.

(h) Other than with respect to an adjustment described in Section 4(b) or 4(c), in no event shall the exercise price with respect to a Stock Appreciation Right be reduced following the grant of such Stock Appreciation Right, nor shall the Stock Appreciation Right be cancelled in exchange for a replacement Stock Appreciation Right with a lower exercise price.

(i) Effect of Termination of Board Service.

(i) In the event that the Participant’s Board service shall terminate on account of the Retirement of the Participant, each Stock Appreciation Right granted to such Participant that is outstanding as of the date of such termination shall become fully exercisable and shall remain exercisable for the three year period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term.

(ii) In the event that the Participant’s Board service shall terminate on account of the death of the Participant, each Stock Appreciation Right granted to such Participant that is outstanding as of the date of death shall become fully exercisable and shall remain exercisable by the Participant’s legal representatives, heirs or legatees for the one year period following the date of death (or for such other period as may be provided by the Committee), but in no event following the expiration of its term.

(iii) In the event that the Participant’s Board service shall terminate on account of the Disability of the Participant, each Stock Appreciation Right granted to such Participant that is outstanding as of the date of such termination shall become fully vested and shall remain exercisable by the Participant (or such Participant’s legal representatives) for the one year period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term.

(iv) In the event of the termination of a Participant’s Board service For Cause, each outstanding Stock Appreciation Right granted (including any portion of the Stock Appreciation Right that is then exercisable) to such Participant shall be cancelled at the commencement of business on the date of such termination.

(v) In the event that the Participant’s Board service shall terminate for any reason other than (A) Retirement, (B) death, (C) Disability or (D) For Cause, each Stock Appreciation Right granted to such Participant, to the extent that it is exercisable at the time of such termination, shall remain exercisable for the six month period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. Each Stock Appreciation Right that remains unexercisable as of the date of such a termination shall be cancelled at the time of such termination (except as may be otherwise determined by the Committee).

(vi) In the event of the Participant’s death within six months following the Participant’s termination of Board service other than For Cause, each Stock Appreciation Right granted to such Participant that is vested and outstanding as of the date of death shall remain exercisable by the Participant’s legal representatives, heirs or legatees for the one year period following the date of death (or for such other period as may be provided by the Committee), but in no event following the expiration of its term.

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Appendix B (continued)

10. Other Awards.

(a) General. Other Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of Section 6(b), the Committee shall have sole and complete authority to determine the number of shares of Common Stock to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

(b) Payment of Non-Employee Directors’ Fees in Securities. In addition to the Awards authorized under Section 6(b), and only to the extent permitted by the Committee, a Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of Awards under the Plan by completing the procedures prescribed by the Committee. Such Awards shall be issued under the Plan. The terms and the number of Awards to be granted to Non-Employee Directors in lieu of annual retainers and/or meeting fees under this Section 10 shall be determined by the Committee.

11. Effect of a Corporate Transaction.

(a) Options and Stock Appreciation Rights. In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Option and Stock Appreciation Right under the Plan, take one or more of the following actions: (i) make appropriate provisions for the Options and Stock Appreciation Rights to be assumed by the successor corporation or its parent or be replaced with a comparable option or stock appreciation right to purchase shares of the capital stock of the successor corporation or its parent; (ii) upon reasonable prior written notice to the Participants provide that all Options and Stock Appreciation Rights must be exercised prior to a specified date and, to the extent unexercised as of such specified date, such Options and Stock Appreciation Rights will terminate (all Options and Stock Appreciation Rights having been made fully exercisable as set forth below in this Section 11); or (iii) terminate all Options and Stock Appreciation Rights in exchange for, in the case of Options, a cash payment equal to the excess of the then aggregate Fair Market Value of the shares subject to such Options over the aggregate exercise prices thereof, or in the case of Stock Appreciation Rights, the amount otherwise payable on exercise of such Stock Appreciation Rights pursuant to Section 9 (all Options and Stock Appreciation Rights having been made fully exercisable as set forth below in this Section 11). Without limiting the generality of Sections 4(b) and 4(c) hereof, each outstanding Option and Stock Appreciation Right under the Plan which is assumed in connection with a Corporate Transaction, or is otherwise to continue in effect, shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of the Common Stock as are subject to such Option or Stock Appreciation Right immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option exercise price payable per share pursuant to the Option, provided the aggregate option exercise price payable for such securities pursuant to the Option shall remain the same, and the basis for calculating the amount payable on exercise of the Stock Appreciation Right pursuant to Section 9.

(b) Awards other than Options and Stock Appreciation Rights. In the event of a Corporate Transaction, the Committee shall, prior to the effective date of the Corporate Transaction, as to each outstanding Award (other than an Option or Stock Appreciation Right) under the Plan take one or more of the following actions: (i) make appropriate provisions for the Awards to be assumed by the successor corporation or its parent, or be replaced with a comparable award with respect to the successor corporation or its parent; (ii) provide that such Awards shall be fully vested and settled prior to such Corporate Transaction; or (iii) terminate all such Awards in exchange for a cash payment equal to the then aggregate Fair Market Value of the shares of Common Stock and cash payments subject to such Award (all Awards having been made fully vested as set forth below in this Section 11).

(c) Involuntary Termination. If at any time within two years of the effective date of a Corporate Transaction there is an Involuntary Termination with respect to a Participant’s continued service as a Non-Employee Director of the successor corporation or its parent, each then outstanding Award assumed or replaced under this Section 11 and held by such Participant (or a permitted transferee of such person) shall, upon the occurrence of such Involuntary Termination, automatically

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Appendix B (continued)

accelerate so that each such Award shall become fully vested or exercisable, as applicable, immediately prior to such Involuntary Termination. Upon the occurrence of an Involuntary Termination with respect to a Participant, any outstanding Option or Stock Appreciation Right held by such Participant (and a permitted transferee of such person) shall be exercisable within one year of the Involuntary Termination or, if earlier, within the originally prescribed term of the Option or Stock Appreciation Right. An “Involuntary Termination” as to a Participant shall mean the termination of the Participant’s Board service other than (1) because of termination For Cause, (2) on account of the Participant’s voluntary resignation or (3) on account of the Participant’s choosing not to seek reelection; provided, however, that for purposes of the Plan, a termination of Board service, at the request of the Board, where such termination is in connection with a reduction of the number of members of the Board (and not in connection with a replacement of the terminating member) shall be treated as an Involuntary Termination.

(d) Other Adjustments. The class and number of securities available for issuance under the Plan on both an aggregate and per Participant or per grant basis shall be appropriately adjusted by the Committee to reflect the effect of the Corporate Transaction upon the Company’s capital structure.

(e) Termination of Plan; Cash Out of Awards. In the event the Company terminates the Plan or elects to cash out Awards in accordance with clauses (ii) or (iii) of paragraph (a) or clause (iii) of paragraph (b) of this Section 11, then the exercisability and vesting of each affected Award outstanding under the Plan shall be automatically accelerated so that each such Award shall, immediately prior to such Corporate Transaction, become fully vested and may be exercised prior to such Corporate Transaction for all or any portion of such Award. The Committee shall, in its discretion, determine the timing and mechanics required to implement the foregoing Plan provision.

(f) Special Rule Regarding Determination of Termination for Cause. Following the occurrence of a Corporate Transaction, the determination of whether circumstances warrant a termination For Cause shall be made in good faith by the Committee, provided that such determination shall not be presumed to be correct or given deference in any subsequent litigation, arbitration or other proceeding with respect to the existence of circumstances warranting a termination For Cause.

12. Acceleration Upon Corporate Change in Control.

Unless otherwise determined by the Committee at the time of grant and set forth in the applicable Award Agreement, in the event of a Corporate Change in Control, the exercisability or vesting of each Award outstanding under the Plan shall be automatically accelerated so that each such Award shall, immediately prior to such Corporate Change in Control, become fully vested and/or exercisable for the full number of shares of the Common Stock purchasable or cash payable under an Award to the extent not previously exercised, and may be exercised for all or any portion of such shares or cash within the originally prescribed term of such Award and in the case of RSUs and other awards shall be immediately settled. The Committee shall, in its discretion, determine the timing and mechanics required to implement the foregoing Plan provision.

13. Rights as a Stockholder.

No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Award until the date of issuance of a Certificate with respect to such shares. Except as otherwise expressly provided in Section 4(b) or 4(c), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date of issuance of such Certificate.

14. No Right to Continued Board Service; No Right to Award.

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of service as a member of the Board or interfere in any way with the right of the Company or its stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law. No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

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Appendix B (continued)

15. Securities Matters.

(a) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any Certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such Certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of Certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such Certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant (or a permitted transferee of such person) in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant (or a permitted transferee of such person) may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto, subject to compliance with the requirements of Section 409A of the Code.

16. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

17. Amendment or Termination of the Plan.

The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate or necessary for purposes of satisfying any applicable law or the requirements of any securities exchange upon which the securities of the Company trade. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 3, which discretion may be exercised without amendment to the Plan. No amendment or termination of the Plan may, without the consent of the affected Participant, reduce the Participant’s rights under any outstanding Award.

18. Transferability.

The Committee may direct that any Certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares. Awards granted under the Plan shall not be transferable by a Participant other than: (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder or (iii) as otherwise determined by the Committee in its sole and absolute discretion. The designation of a beneficiary of an Award by a Participant shall not be deemed a transfer prohibited by this Section 18. Except as provided pursuant to this Section 18, an Award shall be exercisable during a Participant’s lifetime only by the Participant (or by his or her legal representative) and shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Award contrary to the provisions of this Section 18, or the levy of any attachment or similar process upon an Award, shall be null and void. Upon the death of a Participant, outstanding Awards granted to such

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Appendix B (continued)

Participant may be exercised only by the designated beneficiary, executor or administrator of the Participant’s estate, or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution (or by a permitted transferee of such person). No transfer of an Award by will or the laws of descent and distribution, or as otherwise permitted by this Section 18, shall be effective to bind the Company unless the Committee shall have been furnished with: (a) written notice thereof and with such evidence as the Committee may deem necessary to establish the validity of the transfer, and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

19. Dissolution or Liquidation of the Company.

Immediately prior to the dissolution or liquidation of the Company, other than in connection with transactions to which Section 11 is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights hereunder of a Participant or one who acquired an Award by will or by the laws of descent and distribution, or as otherwise permitted pursuant to Section 18, have not otherwise terminated and expired, the Participant or such person shall have the right immediately prior to such termination to exercise any Award granted hereunder to the extent that the right to exercise such Award has vested as of the date immediately prior to such dissolution or liquidation. Awards of Restricted Stock and Restricted Stock Units that have not vested as of the date of such dissolution or liquidation shall be forfeited immediately prior to such dissolution or liquidation.

20. Effective Date and Term of Plan.

The Plan shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards shall be null and void. Unless the Plan is extended or earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the later of (i) the tenth anniversary of the Effective Date (i.e., May 25, 2016) and (ii) if the stockholders approve the amendment to the term of the Plan at the Company’s 2015 annual meeting of stockholders, June 10, 2025. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan and the applicable Award Agreement.

21. Applicable Law.

The Plan shall be construed and enforced in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

22. Participant Rights.

No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

23. Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation purposes. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general, unsecured creditor of the Company.

24. No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares, or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

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Appendix B (continued)

25. Beneficiary.

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

26. Interpretation; Limitation on Liability; Special Rules.

(a) Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules, and shall be construed accordingly. Granted Awards may be modified at any time, in the Committee’s discretion, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A. In the event that a Participant is prohibited from executing market trades by reason of the application of the federal securities laws or for any other reason determined by the Committee, the Committee may extend the exercise period of an Award to the extent permitted by Section 409A. To the extent required by Section 409A of the Code, references to a termination of Board service shall be construed to require a “separation from service” under Section 409A of the Code.

(b) Notwithstanding anything to the contrary in the Plan, neither the Company nor the Committee, nor any person acting on behalf of the Company or the Committee, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of a Stock Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), by reason of the failure of an Award to satisfy the requirements of Section 409A or by reason of Section 4999 of the Code, or as otherwise asserted with respect to the Award.

(c) Subject to Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices, and to further the purpose of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals or are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards (or amend existing Awards) in accordance with those rules.

27. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

B-14

2015 PROXY STATEMENT

APPENDIX C

GAAP to Non-GAAP Reconciliation

Diluted Earnings Per Share and Net Income Attributable to Biogen Inc.

(Unaudited, $ in millions, except per share amounts)

	FY 2013	FY 2014
GAAP diluted EPS	$7.81	$12.37
Adjustment to net income attributable to Biogen Inc. (see below)	$1.15	$1.46
Non-GAAP diluted EPS	$8.96	$13.83
GAAP Net Income Attributable to Biogen Inc.	$1,862	$2,935
Amortization of acquired intangible assets	331	473
Stock option expense	10	12
(Gain)/loss on fair value remeasurement of contingent consideration associated with 2010 Panima acquisition, 2011 purchase of Dompe’s noncontrolling interest and 2012 Stromedix acquisition	(1)	(39)
Weston exit costs	27	—
Donation to Biogen Foundation	—	35
Income tax effect primarily related to reconciling items	(93)	(135)
Non-GAAP Net Income Attributable to Biogen Inc.	$2,136	$3,281

Use of Non-GAAP Financial Measures

We supplement our consolidated financial statements presented on a GAAP basis by providing additional measures which may be considered “non-GAAP” financial measures under applicable SEC rules. We believe that the disclosure of these non-GAAP financial measures provides additional insight into the ongoing economics of our business and reflects how we manage our business internally, set operational goals and forms the basis of our management incentive programs. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States and should not be viewed in isolation or as a substitute for reported, or GAAP, net income attributable to Biogen Inc. and diluted earnings per share.

Our “Non-GAAP Net Income Attributable to Biogen Inc.” and “Non-GAAP diluted EPS” financial measures exclude the following items from GAAP net income attributable to Biogen Inc. and diluted earnings per share:

1. Purchase accounting and merger-related adjustments.

We exclude certain purchase accounting related items associated with the acquisition of businesses, assets and amounts in relation to the consolidation of variable interest entities for which we are the primary beneficiary. These adjustments include charges for in-process research and development, the amortization of certain acquired intangible assets and fair value remeasurements of our contingent consideration obligations. The exclusion of these charges provides management and investors with a supplemental measure of performance which the Company believes better reflects the underlying economics of the business.

2. Stock option expense recorded in accordance with the accounting standard for share-based payments.

We believe that excluding the impact of expensing stock options better reflects the recurring economic characteristics of our business.

3. Weston Exit Costs.

As a result of our decision to relocate our headquarters to Cambridge, MA, we vacated a portion of our Weston, MA facility in the fourth quarter of 2013. This charge represents our remaining lease obligation for the vacated portion of our Weston facility, net of sublease income.

4. Other items.

We evaluate other items on an individual basis, and consider both the quantitative and qualitative aspects of the item, including (i) its size and nature, (ii) whether or not it relates to our ongoing business operations, and (iii) whether or not we expect it to occur as part of our normal business on a regular basis. We also include an adjustment to reflect the related tax effect of all reconciling items within our reconciliation of our GAAP to Non-GAAP net income attributable to Biogen Inc.

C-1

Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Standard Time, on June 10, 2015.
Vote by Internet
• Go to www.envisionreports.com/BIIB
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board recommends a vote FOR the election of all of the director nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

1.	Election of Directors. The eleven director nominees numbered 1 through 11 are standing for election to serve for a one-year term extending until the 2016 annual meeting of stockholders and their successors are duly elected and qualified.												+
		For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Alexander J. Denner	☐	☐	☐	02 - Caroline D. Dorsa	☐	☐	☐	03 - Nancy L. Leaming	☐	☐	☐

	04 - Richard C. Mulligan	☐	☐	☐	05 - Robert W. Pangia	☐	☐	☐	06 - Stelios Papadopoulos	☐	☐	☐

	07 - Brian S. Posner	☐	☐	☐	08 - Eric K. Rowinsky	☐	☐	☐	09 - George A. Scangos	☐	☐	☐

	10 - Lynn Schenk	☐	☐	☐	11 - Stephen A. Sherwin	☐	☐	☐

		For	Against	Abstain

2.	To ratify the selection of PricewaterhouseCoopers LLP as Biogen Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2015.	☐	☐	☐

3.	Say on Pay - An advisory vote on executive compensation.	☐	☐	☐

4.	To approve the Biogen Inc. 2015 Employee Stock Purchase Plan.	☐	☐	☐

5.	To approve an amendment to the Biogen Inc. 2006 Non-Employee Directors Equity Plan.	☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Biogen Inc.

Proxy Solicited by Board of Directors for the 2015 Annual Meeting of Stockholders To Be Held at Biogen Inc.,
115 Broadway, Cambridge, Massachusetts 02142, on June 10, 2015, at 9:00 A.M. (local time)

The undersigned hereby appoints George A. Scangos, Paul J. Clancy, and Susan H. Alexander, and each of them (with full power to act alone), as proxies of the undersigned with all the powers the undersigned would possess if personally present and with full power of substitution in each of them to appear and vote all shares of common stock of Biogen Inc. which the undersigned would be entitled to vote if personally present at the 2015 annual meeting of stockholders, and at any adjournment or postponement thereof.

The shares represented by this proxy will be voted as directed herein. If no direction is indicated, such shares will be voted FOR the election of all of the director nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5. As to any other matter that may properly come before the meeting or any adjournment or postponement thereof, proxy holders will vote in accordance with their best judgment.

This proxy may be revoked in writing any time before the voting thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2015 annual meeting of stockholders or any adjournment or postponement thereof.

(Items to be voted appear on reverse side.)

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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